UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-281-2715

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Examples (unaudited)

Core Plus Fixed Income Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Class I	$1,000.00	$1,056.00	$1,021.73	$3.58	$3.52	0.69%
Core Plus Fixed Income Class II	1,000.00	1,055.10	1,020.47	4.87	4.79	0.94

*

Expenses are calculated using each Portfolio Class shares’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government. Fixed-income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.64%, net of fees, for Class I shares and 9.38%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”) which returned 5.93%.

Factors Affecting Performance

•

Stronger than expected economic reports and corporate earnings in the first quarter of 2009 prompted speculation that the economy was stabilizing and growth would improve. The more optimistic outlook led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes throughout the rest of the year.

•

Although Treasury securities performed well early in the year, as investors assumed more risk and shifted to other sectors of the market, performance began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve. Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen. As of the end of December, yields on 2-, 5-, 10-, and 30-year Treasuries were 37, 113, 162, and 196 basis points higher, respectively, than at the start of the year.

•

The agency sector performed relatively well during the year, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program.

•

The Federal Reserve’s program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors’ increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower interest rates and The Home Affordable Modification Program, refinancing activity remained low and mortgage prepayments only modestly increased.

•

Investment grade corporate bond spreads widened in March to 561 basis points over equal duration Treasuries, then narrowed considerably over the remainder of the period, ending the year at 171 basis points over Treasuries. The best performing sectors for the year were those with the widest spreads at the start of 2009: real estate investment trusts (REITs), metals/mining, life insurance, financials and telecommunications.

•

The Portfolio was overweight in the credit sector, which was the primary driver of outperformance. Within corporate credit, the Portfolio’s overweights in the banking, food and beverage, insurance, and media sectors were beneficial to relative returns as significant spread tightening in these sectors led to their strong performance during the period.

•

Within agency MBS, the Portfolio’s focus on lower-coupon issues in the first half of the year was beneficial as the Federal Reserve’s MBS purchases were concentrated in this segment of the coupon stack. A move to higher-coupon (6.0 percent and 6.5 percent) issues mid-year was also advantageous as this segment of the coupon stack had low near-term prepayment expectations and a lower level of sensitivity to refinance activity, boosting their performance.

•	The Portfolio’s interest rate swap trades were also advantageous to performance during the period.

•	An underweight in commercial MBS in the first half of the year detracted from performance as spreads in this sector tightened considerably.

Management Strategies

•

With regard to yield curve positioning during the year, we employed tactical strategies involving interest rates swaps that were designed to benefit from the convergence of market expectations regarding the likely path of monetary

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

policy tightening, and the Federal Reserve’s expressed views on policy tightening.

•	The Portfolio remained overweight in the investment-grade credit sector during the entire year, based on our view that this sector offered value at this point in the business cycle.

•	The Portfolio was underweight in the commercial MBS sector in the first half of the reporting period and ended the year with a neutral spread duration position.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	9.64%	2.34%	4.80%	4.91%
Barclays Capital U.S. Aggregate Index	5.93	4.97	6.33	6.23
Portfolio – Class II(4)	9.38	2.09	—	2.50
Barclays Capital U.S. Aggregate Index	5.93	4.97	—	4.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Barclays Capital U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)	Commenced operations on May 1, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	32.3%
U.S. Treasury Securities	21.2
Industrials	14.6
Finance	11.0
Other**	14.1
Short-Term Investments	6.8
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.
**	Industries and/or investment types representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (97.0%)
Agency Adjustable Rate Mortgages (2.7%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.56%, 5/1/37	$1,226		$1,298
5.67%, 4/1/37	483		511
5.79%, 10/1/37	483		512
6.03%, 2/1/37	499		529
Federal National Mortgage Association,
Conventional Pools:
5.74%, 12/1/36	919		971
5.79%, 3/1/38	503		533
5.90%, 1/1/37	1,006		1,065
Government National Mortgage Association,
Various Pools:
3.63%, 9/20/27	8		8
4.13%, 12/20/25	18		19
4.38%, 1/20/25 - 6/20/25	388		401
			5,847
Agency Bonds — Banking (FDIC Guaranteed) (1.0%)
U.S. Central Federal Credit,
1.90%, 10/19/12	2,190		2,190

Agency Fixed Rate Mortgages (33.6%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
4.50%, 5/1/23	1,678		1,730
5.00%, 1/1/37	4,817		4,949
5.50%, 5/1/38	4,024		4,220
6.00%, 8/1/37 - 5/1/38	443		471
6.50%, 9/1/32	163		176
7.50%, 6/1/20 - 5/1/35	272		305
8.00%, 8/1/32	119		137
8.50%, 8/1/31	141		163
January TBA:
6.00%, 1/15/39 (a)	3,275		3,473
Federal National Mortgage Association,
Conventional Pools:
5.00%, 10/1/35 - 4/1/39	9,638		9,909
5.50%, 5/1/37 - 8/1/38	19,337		20,279
6.00%, 11/1/37	14,224		15,090
6.50%, 8/1/27 - 10/1/38	3,572		3,836
7.00%, 6/1/29 - 11/1/32	105		116
7.50%, 8/1/37	384		433
8.00%, 4/1/33	288		331
8.50%, 10/1/32	268		309
9.50%, 4/1/30	88		103
13.00%, 10/1/15	—	@	—	@
January TBA:
4.50%, 1/25/39 (a)	4,725		4,718
5.00%, 1/25/39 (a)	625		641
6.00%, 1/25/39 (a)	800		847
Government National Mortgage Association,
Various Pools:
9.00%, 1/15/25	7		9
9.50%, 10/15/16	10		11
			72,256
Asset Backed Securities (0.5%)
Chrysler Financial Auto Securitization Trust,
1.01%, 7/15/10	465		465
SLM Student Loan Trust,
0.27%, 10/27/14 (b)	523		523
			988
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corp.,
IO STRIPS
7.50%, 12/1/29	21		4
8.00%, 1/1/28 - 6/1/31	41		9
Federal National Mortgage Association,
Inv Fl IO REMIC
7.32%, 2/17/31	120		12
IO REMIC
6.00%, 5/25/33 - 7/25/33	780		128
IO STRIPS
8.00%, 4/1/24 - 6/1/30	144		29
9.00%, 11/1/26	6		1
REMIC
7.00%, 9/25/32	233		255
Government National Mortgage Association,
Inv Fl IO
7.35%, 9/16/31	34		5
7.75%, 9/16/27	60		8
7.97%, 8/16/31	40		6
8.27%, 9/20/30	73		11
8.32%, 12/16/29	91		13
8.37%, 8/16/29	19		2
			483
Commercial Mortgage Backed Securities (3.1%)
Banc of America Commercial Mortgage, Inc.,
5.74%, 2/10/51 (b)	1,800		1,592
Citigroup Commercial Mortgage Trust,
5.43%, 10/15/49	950		884
5.73%, 3/15/49 (b)	1,175		1,128
6.09%, 12/10/49 (b)	450		405
Commercial Mortgage Pass-Through Certificates,
5.82%, 12/10/49 (b)	800		728
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	1,425		1,262
Lehman Brothers-UBS Commercial Mortgage Trust,
5.16%, 2/15/31	755		732
			6,731
Finance (11.5%)
Abbey National Treasury Services plc,
3.88%, 11/10/14 (c)	330		332
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (c)	835		831
Allstate Corp. (The),
7.45%, 5/16/19	200		233
American Express Credit Corp.,
7.30%, 8/20/13	520		585
AvalonBay Communities, Inc.,
6.10%, 3/15/20 (d)	330		338

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont’d)
Bank of America Corp.,
7.63%, 6/1/19	$320	$371
Barclays Bank plc,
6.75%, 5/22/19	535	598
BB&T Corp.,
6.85%, 4/30/19 (d)	295	331
Bear Stearns Cos. LLC (The),
7.25%, 2/1/18	320	368
Boston Properties LP,
5.88%, 10/15/19 (d)	350	352
Capital One Bank USA, N.A.,
8.80%, 7/15/19	425	503
Catlin Insurance Co., Ltd.,
7.25%, (b)(c)(e)	785	581
Citigroup, Inc.,
8.50%, 5/22/19	1,535	1,775
Commonwealth Bank of Australia,
5.00%, 10/15/19 (c)(d)	360	358
Credit Suisse USA, Inc.,
5.13%, 8/15/15	340	362
Credit Suisse, New York,
5.30%, 8/13/19	150	154
6.00%, 2/15/18	295	309
Farmers Exchange Capital,
7.05%, 7/15/28 (c)	605	528
Farmers Insurance Exchange,
8.63%, 5/1/24 (c)	250	242
General Electric Capital Corp.,
5.63%, 5/1/18	960	985
6.00%, 8/7/19	465	484
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	1,020	1,094
HBOS plc,
6.75%, 5/21/18 (c)	790	734
HSBC Finance Corp.,
6.38%, 10/15/11	185	197
6.75%, 5/15/11	385	407
JPMorgan Chase & Co.,
6.00%, 1/15/18	1,210	1,303
6.30%, 4/23/19	115	127
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	1,360	1,468
MetLife, Inc.,
6.75%, 6/1/16 (d)	125	140
6.82%, 8/15/18	555	619
Nationwide Building Society,
4.25%, 2/1/10 (c)	425	425
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	385	394
PNC Funding Corp.,
6.70%, 6/10/19 (d)	340	381
Principal Financial Group, Inc.,
8.88%, 5/15/19 (d)	235	271
Prudential Financial, Inc.,
4.75%, 9/17/15 (d)	430	437
6.63%, 12/1/37 (d)	130	134
7.38%, 6/15/19	100	112
Regions Financial Corp.,
7.75%, 11/10/14 (d)	330	326
Reinsurance Group of America, Inc.,
6.45%, 11/15/19	310	310
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (c)	215	218
Simon Property Group LP,
6.75%, 5/15/14	455	485
SLM Corp.,
4.00%, 1/15/10 (d)	540	540
TD Ameritrade Holding Co.,
5.60%, 12/1/19	560	557
UBS AG,
5.88%, 12/20/17	480	494
WEA Finance LLC/WT Finance (Aust) Pty Ltd.,
6.75%, 9/2/19 (c)(d)	400	430
Wells Fargo & Co.,
5.63%, 12/11/17	1,315	1,370
Westpac Banking Corp.,
4.20%, 2/27/15	325	331
Xlliac Global Funding,
4.80%, 8/10/10 (c)	825	830
		24,754
Industrials (15.2%)
Agilent Technologies, Inc.,
5.50%, 9/14/15	280	294
Altria Group, Inc.,
9.25%, 8/6/19	175	214
AmerisourceBergen Corp.,
4.88%, 11/15/19	235	232
Amphenol Corp.,
4.75%, 11/15/14	230	230
Anheuser-Busch InBev Worldwide, Inc.,
4.13%, 1/15/15 (c)	30	30
5.38%, 11/15/14 (c)	80	85
7.20%, 1/15/14 (c)	285	324
ArcelorMittal,
9.85%, 6/1/19	910	1,179
AT&T Corp.,
8.00%, 11/15/31	305	373
AT&T, Inc.,
6.15%, 9/15/34	415	412
6.30%, 1/15/38	170	173
BAT International Finance plc,
9.50%, 11/15/18 (c)(d)	330	420
Biogen Idec, Inc.,
6.88%, 3/1/18	333	359
Boston Scientific Corp.,
6.00%, 1/15/20	250	256
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	455	415
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	195	223
CA, Inc.,
5.38%, 12/1/19	450	453

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Case New Holland, Inc.,
7.75%, 9/1/13 (c)	$220	$226
CenturyTel, Inc.,
6.15%, 9/15/19	120	123
Chesapeake Energy Corp.,
6.88%, 1/15/16	450	452
Comcast Corp.,
5.70%, 5/15/18	470	495
ConAgra Foods, Inc.,
8.25%, 9/15/30	360	433
Constellation Brands, Inc.,
7.25%, 9/1/16 (d)	140	143
Cooper U.S., Inc.,
5.25%, 11/15/12	290	311
Corning, Inc.,
6.63%, 5/15/19	385	420
COX Communications, Inc.,
8.38%, 3/1/39 (c)	520	649
CRH America, Inc.,
6.00%, 9/30/16	325	340
CSC Holdings, Inc.,
7.63%, 7/15/18	265	274
CSX Corp.,
7.38%, 2/1/19	195	223
CVS Pass-Through Trust,
6.04%, 12/10/28 (d)	348	330
8.35%, 7/10/31 (c)	397	438
Daimler Finance North America LLC,
7.30%, 1/15/12	190	207
Delhaize America, Inc.,
9.00%, 4/15/31	258	331
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	450	580
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (c)	160	163
7.63%, 5/15/16	150	164
FBG Finance Ltd.,
5.13%, 6/15/15 (c)	320	332
Fiserv, Inc.,
6.80%, 11/20/17	235	260
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/1/17	130	143
Gaz Capital S.A.,
6.51%, 3/7/22 (c)(d)	165	152
General Electric Co.,
5.25%, 12/6/17	1,025	1,049
Grupo Televisa S.A.,
6.00%, 5/15/18	200	202
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (c)	380	380
HCA, Inc.,
8.50%, 4/15/19 (c)	225	244
Hess Corp.,
6.00%, 1/15/40	250	248
Holcim U.S. Finance Sarl & Cie SCS,
6.00%, 12/30/19 (c)	180	188
Home Depot, Inc.,
5.88%, 12/16/36	435	421
International Paper Co.,
7.30%, 11/15/39	195	208
7.50%, 8/15/21	215	241
KLA-Tencor Corp.,
6.90%, 5/1/18	400	422
Kohl’s Corp.,
6.88%, 12/15/37	395	449
Kraft Foods, Inc.,
6.13%, 8/23/18 (d)	620	655
7.00%, 8/11/37	115	123
Kroger Co. (The),
3.90%, 10/1/15	30	30
6.40%, 8/15/17	340	372
Medco Health Solutions, Inc.,
7.13%, 3/15/18	630	709
MGM Mirage, Inc.,
13.00%, 11/15/13	435	501
Newmont Mining Corp.,
5.13%, 10/1/19	650	652
News America, Inc.,
7.85%, 3/1/39 (d)	460	540
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (c)	290	305
Petrobras International Finance Co.,
5.75%, 1/20/20 (d)	405	414
Pioneer Natural Resources Co.,
6.65%, 3/15/17	150	149
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	80	79
5.88%, 12/1/36	90	89
Quest Diagnostics, Inc.,
4.75%, 1/30/20	290	284
Questar Market Resources, Inc.,
6.80%, 4/1/18	295	308
Qwest Corp.,
6.50%, 6/1/17	210	207
6.88%, 9/15/33	495	438
Republic Services, Inc.,
5.50%, 9/15/19 (c)	310	315
Rio Tinto Finance USA Ltd.,
9.00%, 5/1/19	160	203
SBA Telecommunications, Inc.,
8.25%, 8/15/19 (c)	255	272
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (c)	401	410
Teck Resources Ltd.,
10.25%, 5/15/16	355	415
Telecom Italia Capital S.A.,
7.00%, 6/4/18	760	838
7.18%, 6/18/19	20	22
Telefonica Europe B.V.,
8.25%, 9/15/30	555	693
Time Warner Cable, Inc.,
8.75%, 2/14/19	650	793
Time Warner, Inc.,
5.88%, 11/15/16 (d)	220	238
7.70%, 5/1/32	40	47

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
UnitedHealth Group, Inc.,
6.00%, 2/15/18	$165	$171
Vale Overseas Ltd.,
5.63%, 9/15/19 (d)	250	254
6.88%, 11/10/39 (d)	75	76
Verizon Communications, Inc.,
6.35%, 4/1/19 (d)	785	867
8.95%, 3/1/39 (d)	405	550
Viacom, Inc.,
5.63%, 9/15/19 (d)	140	147
6.88%, 4/30/36	275	298
Vivendi,
6.63%, 4/4/18 (c)	240	261
Vodafone Group plc,
5.63%, 2/27/17 (d)	215	229
Waste Management, Inc.,
6.13%, 11/30/39 (d)	410	409
Watson Pharmaceuticals, Inc.,
6.13%, 8/15/19	330	341
Weatherford International Ltd.,
9.63%, 3/1/19 (d)	450	562
WellPoint, Inc.,
7.00%, 2/15/19	160	179
WPP Finance,
8.00%, 9/15/14 (d)	270	307
Wyeth,
5.45%, 4/1/17	80	85
5.50%, 2/15/16	100	108
6.45%, 2/1/24	175	195
Xerox Corp.,
5.63%, 12/15/19	100	100
6.35%, 5/15/18	135	141
Yum! Brands, Inc.,
5.30%, 9/15/19	100	101
6.25%, 3/15/18 (d)	345	377
		32,772
Mortgages — Other (0.1%)
Mastr Adjustable Rate Mortgages Trust,
1.48%, 4/25/46 (b)	1,188	130

Municipal Bonds (0.9%)
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds,
6.18%, 1/1/34	630	642
State of California, General Obligation Bonds,
5.95%, 4/1/16	1,195	1,207
		1,849
Sovereign (0.4%)
Federative Republic of Brazil,
6.00%, 1/17/17	560	608
State of Qatar,
4.00%, 1/20/15 (c)	275	277
		885
U.S. Agency Securities (3.2%)
Federal Home Loan Mortgage Corp.,
4.88%, 6/13/18	2,500	2,679
6.75%, 3/15/31 (d)	800	977
Federal National Mortgage Association,
2.50%, 5/15/14 (d)	2,000	1,998
4.38%, 10/15/15	1,080	1,151
		6,805
U.S. Treasury Securities (22.0%)
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/21	11,670	6,858
U.S. Treasury Bonds,
3.50%, 2/15/39	600	492
4.25%, 5/15/39	6,700	6,287
U.S. Treasury Notes,
0.75%, 11/30/11	1,250	1,242
1.75%, 3/31/14 (d)	4,000	3,906
2.13%, 11/30/14 (d)	2,500	2,442
2.38%, 10/31/14 (d)	7,000	6,926
2.63%, 6/30/14	2,000	2,015
2.75%, 11/30/16 - 2/15/19 (d)	3,700	3,513
3.00%, 8/31/16 (d)	4,200	4,132
3.38%, 11/15/19 (d)	2,200	2,117
3.75%, 11/15/18	7,450	7,452
		47,382
Utilities (2.6%)
AES Corp. (The),
8.75%, 5/15/13 (c)	425	438
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	185	180
7.88%, 4/1/13	180	203
Colorado Interstate Gas Co.,
6.80%, 11/15/15	275	305
El Paso Corp.,
8.25%, 2/15/16	230	247
Enterprise Products Operating LLC,
5.25%, 1/31/20	110	109
6.50%, 1/31/19	370	400
Exelon Generation Co. LLC,
5.20%, 10/1/19	650	651
FirstEnergy Solutions Corp.,
6.05%, 8/15/21 (d)	525	531
Kinder Morgan Finance Co. ULC,
5.70%, 1/5/16	570	550
NiSource Finance Corp.,
6.80%, 1/15/19	395	423
NRG Energy, Inc.,
8.50%, 6/15/19 (d)	245	252
Ohio Power Co.,
5.38%, 10/1/21	200	201
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	310	317
8.75%, 5/1/19	185	218
PPL Energy Supply LLC,
6.30%, 7/15/13	390	420
Texas Eastern Transmission LP,
7.00%, 7/15/32	210	237
		5,682
Total Fixed Income Securities (Cost $205,466)		208,754

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Shares	Value (000)
Short-Term Investments (14.4%)
Securities held as Collateral on Loaned Securities (7.3%)
Investment Company (6.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (f)	13,647,750	$13,648

	Face Amount (000)
Repurchase Agreement (1.0%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $2,149; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $2,193.

	$2,149	2,149
		15,797

	Shares
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (f)	4,560,799	4,561

	Face Amount (000)
U.S. Agency Security (4.2%)
Federal Home Loan Mortgage Corp.,
0.02%, 1/26/10 (g)	$9,000	9,000
U.S. Treasury Security (0.8%)
U.S. Treasury Bill,
0.10%, 5/6/10 (d)(h)(i)	1,705	1,704
Total Short-Term Investments (Cost $31,062)		31,062
Total Investments (111.4%) (Cost $236,528) — Including $25,125 of Securities Loaned		239,816
Liabilities in Excess of Other Assets (-11.4%)		(24,591)
Net Assets (100%)		$215,225

(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2009.
(c)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	All or a portion of security on loan at December 31, 2009.
(e)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2009.

(f)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(g)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(h)	Rate shown is the yield to maturity at December 31, 2009.
(i)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2009.
IO	Interest Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 5 yr. Note	281	$32,142	Mar-10	$(549)
Short:
U.S. Treasury 2 yr. Note	61	13,192	Mar-10	68
U.S. Treasury 10 yr. Note	263	30,364	Mar-10	734
U.S. Treasury 30 yr. Bond	37	4,269	Mar-10	180
				$433

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Credit Suisse	3 Month LIBOR	Pay	5.09%	12/23/19	$13,400	$(64)
	3 Month LIBOR	Receive	4.39	12/23/39	3,215	71
Deutsche Bank	3 Month LIBOR	Pay	4.40	10/1/16	44,356	(272)
	3 Month LIBOR	Receive	4.41	10/3/18	23,863	283
						$18

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)		Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$5,488	3 Month LIBOR	Receive	11/15/21	$98
JPMorgan Chase	1,125	3 Month LIBOR	Receive	11/15/21	(2)
					$96

LIBOR   — London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$5,847	$—	$5,847
Agency Bonds — Banking (FDIC Guaranteed)	—	2,190	—	2,190
Agency Fixed Rate Mortgages	—	72,256	—	72,256
Asset Backed Securities	—	988	—	988
Collateralized Mortgage Obligations — Agency Collateral Series	—	483	—	483
Commercial Mortgage Backed Securities	—	6,731	—	6,731
Finance	—	24,754	—	24,754
Industrials	—	32,772	—	32,772
Mortgages — Other	—	130	—	130
Municipal Bonds	—	1,849	—	1,849
Sovereign	—	885	—	885
U.S. Agency Securities	—	6,805	—	6,805
U.S. Treasury Securities	—	47,382	—	47,382
Utilities	—	5,682	—	5,682
Total Fixed Income Securities	—	208,754	—	208,754
Futures Contracts	982	—	—	982
Interest Rate Swap Agreements	—	354	—	354
Short-Term Investments
Investment Company	18,209	—	—	18,209
Repurchase Agreement	—	2,149	—	2,149
U.S. Agency Security	—	9,000	—	9,000
U.S. Treasury Security	—	1,704	—	1,704
Total Short-Term Investments	18,209	12,853	—	31,062
Zero Coupon Swap Agreements	—	98	—	98
Total Assets	19,191	222,059	—	241,250
Liabilities:
Futures Contracts	549	—	—	549
Interest Rate Swap Agreements	—	336	—	336
Zero Coupon Swap Agreements	—	2	—	2
Total Liabilities	549	338	—	887
Total	$18,642	$221,721	$—	$240,363

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Fixed Income Securities (000)
Balance as of 12/31/08	$3,090
Accrued discounts/premiums	12
Realized gain (loss)	(15,750)
Change in unrealized appreciation (depreciation)	16,164
Net purchases (sales)	(2,856)
Net transfers in and/or out of Level 3	(660)
Balance as of 12/31/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$—

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $218,319)	$221,607
Investment in Security of Affiliated Issuer, at Value (Cost $18,209)	18,209
Total Investments in Securities, at Value (Cost $236,528)	239,816
Interest Receivable	1,588
Receivable for Forward Commitments	553
Unrealized Appreciation on Swap Agreements	452
Receivable for Portfolio Shares Sold	120
Receivable for Investments Sold	93
Receivable from Affiliate	2
Dividends Receivable	1
Foreign Currency, at Value (Cost $—@)	—	@
Other Assets	5
Total Assets	242,630
Liabilities:
Collateral on Securities Loaned, at Value	15,797
Payable for Forward Commitments	10,299
Unrealized Depreciation on Swap Agreements	338
Payable for Lehman Brothers Closed Swap Transactions	305
Due to Broker	295
Investment Advisory Fees Payable	158
Payable for Portfolio Shares Redeemed	92
Administration Fees Payable	47
Distribution Fees — Class II Shares	9
Custodian Fees Payable	3
Directors’ Fees and Expenses Payable	2
Bank Overdraft	—	@
Other Liabilities	60
Total Liabilities	27,405
NET ASSETS	$215,225
Net Assets Consist of:
Paid-in Capital	$287,454
Undistributed Net Investment Income	12,187
Accumulated Net Realized Loss	(88,251)
Unrealized Appreciation (Depreciation) on:
Investments	3,288
Futures Contracts	433
Swaps	114
Net Assets	$215,225
CLASS I:
Net Assets	$171,120
Net Asset Value, Offering and Redemption Price Per Share Applicable to 17,245,116 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.92
CLASS II:
Net Assets	$44,105
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,481,063 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.84
(1) Including:
Securities on Loan, at Value	$25,125

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Core Plus Fixed Income Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$13,438
Dividends from Security of Affiliated Issuer	63
Total Investment Income	13,501
Expenses:
Investment Advisory Fees (Note B)	1,289
Administration Fees (Note C)	861
Distribution Fees — Class II Shares (Note D)	592
Shareholder Reporting Fees	212
Professional Fees	57
Custodian Fees (Note F)	34
Directors’ Fees and Expenses	11
Transfer Agency Fees (Note E)	3
Other	31
Total Expenses	3,090
Distribution Fees — Class II Shares Waived (Note D)	(169)
Investment Advisory Fees Voluntarily Waived (Note B)	(88)
Rebate from Morgan Stanley Affiliates (Note I)	(22)
Expense Offset (Note F)	— @
Net Expenses	2,811
Net Investment Income	10,690
Realized Gain (Loss) on:
Investments Sold	(13,474)
Foreign Currency Exchange Contracts	2
Foreign Currency Transactions	320
Futures Contracts	4,142
Options Written	(362)
Swap Agreements	3,292
Net Realized Loss	(6,080)
Change in Unrealized Appreciation (Depreciation) on:
Investments	22,803
Foreign Currency Translations	(1)
Futures Contracts	(1,182)
Options Written	426
Swap Agreements	3,843
Net Change in Unrealized Appreciation (Depreciation)	25,889
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	19,809
Net Increase in Net Assets Resulting from Operations	$30,499

@   Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$10,690	$26,812
Net Realized Loss	(6,080)	(73,856)
Net Change in Unrealized Appreciation (Depreciation)	25,889	(21,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,499	(68,763)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15,216)	(11,183)
Class II:
Net Investment Income	(14,650)	(15,697)
Total Distributions	(29,866)	(26,880)
Capital Share Transactions:(1)
Class I:
Subscriptions	27,540	40,763
Distributions Reinvested	15,216	11,183
Redemptions	(65,794)	(90,468)
Class II:
Subscriptions	73,715	144,401
Distributions Reinvested	14,650	15,697
Redemptions	(371,431)	(140,547)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(306,104)	(18,971)
Total Decrease in Net Assets	(305,471)	(114,614)
Net Assets:
Beginning of Period	520,696	635,310
End of Period (Including Undistributed Net Investment Income of $12,187 and $29,766)	$215,225	$520,696
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,784	3,823
Shares Issued on Distributions Reinvested	1,615	1,081
Shares Redeemed	(6,675)	(8,750)
Net Decrease in Class I Shares Outstanding	(2,276)	(3,846)
Class II:
Shares Subscribed	7,451	13,591
Shares Issued on Distributions Reinvested	1,565	1,531
Shares Redeemed	(37,921)	(13,486)
Net Increase (Decrease) in Class II Shares Outstanding	(28,905)	1,636

The accompanying notes are an integral part of the financial statements.	13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.90	$11.59	$11.40	$11.52	$11.55
Income (Loss) from Investment Operations
Net Investment Income#	0.33	0.49	0.55	0.42	0.33
Net Realized and Unrealized Gain (Loss)	0.58	(1.67)	0.06	(0.01)	0.15
Total from Investment Operations	0.91	(1.18)	0.61	0.41	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.89)	(0.51)	(0.42)	(0.47)	(0.42)
Net Realized Gain	—	—	—	(0.06)	(0.09)
Total Distributions	(0.89)	(0.51)	(0.42)	(0.53)	(0.51)
Net Asset Value, End of Period	$9.92	$9.90	$11.59	$11.40	$11.52
Total Return ±	9.64%	(10.20)%	5.46%	3.73%	4.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$171,120	$193,344	$270,733	$284,764	$290,727
Ratio of Expenses to Average Net Assets(1)	0.69%+	0.66%+	0.65%+	0.68%	0.68%
Ratio of Net Investment Income to Average Net Assets(1)	3.34%+	4.65%+	4.83%+	3.72%	2.89%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	N/A	N/A
Portfolio Turnover Rate	433%	447%	162%	141%	172%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.72%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	3.31%+	N/A	N/A	N/A	N/A

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

14	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.81	$11.48	$11.31	$11.46	$11.51
Income (Loss) from Investment Operations
Net Investment Income#	0.28	0.46	0.50	0.40	0.31
Net Realized and Unrealized Gain (Loss)	0.59	(1.64)	0.08	(0.03)	0.14
Total from Investment Operations	0.87	(1.18)	0.58	0.37	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.84)	(0.49)	(0.41)	(0.46)	(0.41)
Net Realized Gain	—	—	—	(0.06)	(0.09)
Total Distributions	(0.84)	(0.49)	(0.41)	(0.52)	(0.50)
Net Asset Value, End of Period	$9.84	$9.81	$11.48	$11.31	$11.46
Total Return ±	9.38%	(10.46)%	5.22%	3.56%	3.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44,105	$327,352	$364,577	$139,715	$44,822
Ratio of Expenses to Average Net Assets(1)	0.94%+	0.91%+	0.90%+	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets(1)	2.87%+	4.38%+	4.42%+	3.58%	2.69%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	N/A	N/A
Portfolio Turnover Rate	433%	447%	162%	141%	172%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.07%+	1.01%+	1.00%+	1.03%	1.03%
Net Investment Income to Average Net Assets	2.74%+	4.28%+	4.32%+	3.48%	2.59%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

The accompanying notes are an integral part of the financial statements.	15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Futures. In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options. In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease the Portfolio’s exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). The Portfolio as a writer of an option has no control over whether the underlying future, security or

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Options written for the year ended December 31, 2009 were as follows:

	Total Number of Contracts	Total Premiums Received (000)
Options Outstanding - January 1, 2009	450	$224
Options Written	1,389	262
Options Terminated in Closing Purchase Transactions	(1,839)	(486)
Options Outstanding - December 31, 2009	—	$—

Swaps. In respect to swaps, the Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolio adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective December 31, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Interest Rate Risk	Receivables	$982	$452
Liabilities:
Interest Rate Risk	Payables	$549	$338

(a)          This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$2
Interest Rate Risk	Futures Contracts	4,142
Interest Rate Risk	Purchased and Written Options(b)	(271)
Credit Risk	Swap Agreements	596
Interest Rate Risk	Swap Agreements	2,696
Total		$7,165

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(1,182)
Interest Rate Risk	Purchased and Written Options(b)	(214)
Credit Risk	Swap Agreements	(92)
Interest Risk Rate	Swap Agreements	3,935
Total		$2,447

(b)  The realized gain (loss) for purchased options is reported within realized gains (losses) on investments sold, at value on the Statement of Operations. The unrealized gain (loss) for purchased options is reported within unrealized gains (losses) on investments, at value on the Statements of Operations.

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              When-Issued/Delayed Delivery Securities: The Portfolio may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $25,125,000 and related collateral outstanding at December 31, 2009 was approximately $25,751,000, included approximately $9,954,000 which was received in the form of short-term pooled securities which the Portfolio cannot sell or pledge and accordingly is not reflected in the Portfolio of Investments. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $15,000.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $88,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $169,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$29,866	$—	$26,880	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,597	$(1,597)	$—

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12,195	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$236,534	$6,464	$(3,182)	$3,282

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $87,613,000, of which $509,000 will expire on December 31, 2014, $55,992,000 will expire on December 31, 2016 and $31,112,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $22,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$23,007	$645,915	$650,713	$63	$18,209

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,196,866,000 and $1,452,258,000, respectively. For the year ended December 31, 2009, purchases and sales of long-term U.S. Government securities were approximately $214,141,000 and $226,961,000, respectively.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.1% and 94.7%, for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

24

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

24.0% of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

26

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

27

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

28

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFCPFIANN
IU10-00716P-Y12/09

29

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Examples (unaudited)

Emerging Markets Debt Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Class I	$1,000.00	$1,136.90	$1,019.76	$5.82	$5.50	1.08%
Emerging Markets Debt Class II	1,000.00	1,136.90	1,019.51	6.09	5.75	1.13

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 30.21%, net of fees, for Class I shares and 30.11%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the “Index”) which returned 28.18%.

Factors Affecting Performance

•                  The first months of 2009 were characterized by unprecedented government intervention in the financial markets, with policy moves ranging from bank nationalizations to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that had limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 pledged to support a package of measures which provided funding of more than $1 trillion to contain the global downturn.

•                  The second quarter of 2009 was characterized by signs of a rebound in economic activity (“green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. Emerging markets debt (“EMD”) staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. EMD fund flows turned positive after losing $3.8 billion since the beginning of the year.

•                  This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, negative news at the global level, particularly from the demand side (retail sales, auto sales, exports, etc), still indicated that the real economy remained stressed and the recovery would likely be slow and fragile.

•                  In the third and the last quarters of the year, asset performance was supported by fundamentals. In this period, economic recovery was underway and financial risks diminished. However, trades in riskier assets that were popular during the rally months were crowded by investors and valuations were not that compelling. This was a period of consolidation, not only from an economic point of view (as economic recovery in systemically important countries consolidated) but also from an asset performance point of view, with returns moving toward more “normal” levels (that is, single digits or low double digits).

•                  EMD hard currency debt, as measured by the JP Morgan EMBI Global, returned 28.18% for the year. External debt yields stood at 6.71%, with a spread of 294 basis points above U.S Treasuries as of year end.

•                  In the Portfolio, security selection in Ivory Coast and Russia aided relative returns. Overweight positions in Kazakhstan and Venezuela also contributed. Conversely, security selection in Indonesia, an underweight exposure to Iraq, and exposure to the Mexican peso detracted from relative returns.

Management Strategies

•                  Markets seem to keep building positions based on an optimistic growth outlook for emerging markets for 2010. In addition, the environment is broadly constructive for emerging markets currencies, which are supported by their higher carry and continued portfolio inflows. However, there should be a strong distinction between pricing assets for a more stable environment (our base case) and pricing assets for a strong growth environment. On average, our valuation models point to many emerging markets credits being near fair value at current levels. We expect that some lower beta credits will be constrained by valuations and the strength in the emerging markets corporate market to dissipate over the next few months. As such, we maintain overweights in select relatively lower credit quality countries experiencing positive rates of change. In addition, we see opportunities in select local currency markets where real rates are high and the currency undervalued.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

Performance Compared to J.P. Morgan Emerging Markets Bond Global Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I(3)	30.21%	7.97%	10.71%	7.86%
J.P. Morgan Emerging Markets Bond Global Index	28.18	8.11	10.52	9.21
Portfolio — Class II(4)	30.11	7.90	—	10.80
J.P. Morgan Emerging Markets Bond Global Index	28.18	8.11	—	11.01

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The J.P. Morgan Emerging Markets Bond Global (“EMBG”) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on June 16, 1997.

(4)          Commenced operations on December 19, 2002.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	97.3%
Other**	0.6
Short-Term Investment	2.1
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.
**	Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Emerging Markets Debt Portfolio

		Face Amount (000)	Value (000)
Fixed Income Securities (95.8%)
Argentina (3.5%)
Sovereign (3.5%)
Republic of Argentina,
1.68%, 8/3/12 (a)		$5,787	$5,320
8.28%, 12/31/33 (b)		1,152	867
			6,187
Brazil (14.0%)
Sovereign (14.0%)
Banco Nacional de Desenvolvimento Economico e Social,
6.37%, 6/16/18 (c)		3,400	3,659
Federative Republic of Brazil,
5.88%, 1/15/19 (b)		1,060	1,134
7.13%, 1/20/37 (b)		350	404
8.00%, 1/15/18		4,328	4,960
8.88%, 10/14/19 - 4/15/24		3,765	4,883
10.00%, 1/1/17	BRL	7,028	3,475
10.50%, 7/14/14		$1,270	1,626
11.00%, 8/17/40 (b)		3,180	4,253
			24,394
Bulgaria (0.3%)
Sovereign (0.3%)
Republic of Bulgaria,
8.25%, 1/15/15 (c)		493	578

Chile (0.6%)
Sovereign (0.6%)
Empresa Nacional de Petroleo,
6.75%, 11/15/12 (c)		910	987

Colombia (3.2%)
Sovereign (3.2%)
Republic of Colombia,
7.38%, 3/18/19 (b)		2,820	3,208
11.75%, 2/25/20 (b)		1,690	2,446
			5,654
Croatia (0.5%)
Sovereign (0.5%)
Republic of Croatia,
6.75%, 11/5/19 (c)		760	820

Dominican Republic (0.2%)
Sovereign (0.2%)
Dominican Republic,
9.04%, 1/23/18		317	345

Ecuador (0.4%)
Sovereign (0.4%)
Republic of Ecuador,
9.38%, 12/15/15		780	737

Georgia (0.3%)
Sovereign (0.3%)
Republic of Georgia,
7.50%, 4/15/13		500	513

Ghana (0.8%)
Sovereign (0.8%)
Republic of Ghana,
8.50%, 10/4/17 (c)		1,296	1,332

Indonesia (8.3%)
Corporate (0.4%)
Pindo Deli Finance Mauritius,
Tranche A, Zero Coupon, 4/28/15 (a)(c)(d)(e)		195	47
Tranche B, Zero Coupon, 4/28/18 (a)(c)(d)(e)		1,640	205
Tranche C, Zero Coupon, 4/28/25 (a)(c)(d)		2,691	47
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon, 4/28/15 (a)(d)(e)		781	180
Tranche B, Zero Coupon, 4/28/18 (a)(c)(d)(e)		1,433	251
Tranche C, Zero Coupon, 4/28/27 (a)(c)(d)(e)		2,923	51
			781
Sovereign (7.9%)
Republic of Indonesia,
6.88%, 1/17/18		1,500	1,658
6.88%, 1/17/18 (c)		250	276
7.75%, 1/17/38		1,230	1,396
7.75%, 1/17/38 (c)		2,926	3,321
11.63%, 3/4/19		4,250	6,120
11.63%, 3/4/19 (b)(c)		640	921
			13,692
			14,473
Ivory Coast (0.5%)
Sovereign (0.5%)
Ivory Coast,
Zero Coupon, 3/31/18 (e)		1,530	842

Kazakhstan (3.4%)
Sovereign (3.4%)
Intergas Finance BV,
6.38%, 5/14/17		410	387
KazMunaiGaz Finance Sub BV,
9.13%, 7/2/18 (c)		4,930	5,497
			5,884
Lithuania (0.5%)
Sovereign (0.5%)
Republic of Lithuania,
6.75%, 1/15/15 (c)		770	788

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

		Face Amount (000)	Value (000)
Mexico (11.9%)
Sovereign (11.9%)
Mexican Bonos,
8.50%, 11/18/38	MXN	46,630	$3,475
10.00%, 12/5/24		19,190	1,684
Pemex Project Funding Master Trust,
1.55%, 6/15/10 (a)(c)	$1,290		1,293
8.63%, 12/1/23		1,350	1,590
United Mexican States,
5.63%, 1/15/17 (b)		689	722
5.95%, 3/19/19		6,732	7,153
6.05%, 1/11/40 (b)		1,140	1,102
6.75%, 9/27/34		3,591	3,806
			20,825
Pakistan (0.4%)
Sovereign (0.4%)
Republic of Pakistan,
6.88%, 6/1/17		370	301
7.13%, 3/31/16		310	269
7.13%, 3/31/16 (c)		130	110
			680
Panama (1.7%)
Sovereign (1.7%)
Republic of Panama,
5.20%, 1/30/20		1,490	1,501
8.88%, 9/30/27		383	500
9.38%, 4/1/29		740	988
			2,989
Peru (5.1%)
Sovereign (5.1%)
Republic of Peru,
7.13%, 3/30/19 (b)		2,070	2,391
7.35%, 7/21/25		2,170	2,495
8.75%, 11/21/33		3,005	3,922
			8,808
Philippines (4.4%)
Sovereign (4.4%)
Republic of Philippines,
8.38%, 6/17/19		672	817
8.88%, 3/17/15		2,128	2,591
9.00%, 2/15/13		2,180	2,540
9.50%, 2/2/30 (b)		1,321	1,760
			7,708
Qatar (0.5%)
Sovereign (0.5%)
State of Qatar (Registered),
9.75%, 6/15/30		660	934

Russia (12.1%)
Sovereign (12.1%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank,
6.30%, 5/15/17 (c)		1,401	1,418
7.18%, 5/16/13		10	10
7.18%, 5/16/13 (c)		1,210	1,289
Russian Federation,
7.50%, 3/31/30 (c)(f)		591	669
Russian Federation (Registered),
7.50%, 3/31/30 (f)		11,562	13,166
12.75%, 6/24/28		2,700	4,603
			21,155
South Africa (0.2%)
Sovereign (0.2%)
Republic of South Africa,
6.88%, 5/27/19		320	361

South Korea (1.3%)
Sovereign (1.3%)
Export-Import Bank of Korea,
5.88%, 1/14/15		1,150	1,237
Korea Development Bank,
8.00%, 1/23/14		510	588
Republic of Korea,
5.75%, 4/16/14		350	383
			2,208
Sri Lanka (0.4%)
Sovereign (0.4%)
Republic of Sri Lanka,
7.40%, 1/22/15 (c)		550	573
8.25%, 10/24/12		200	210
			783
Trinidad (1.1%)
Sovereign (1.1%)
National Gas Co. of Trinidad &Tobago Ltd.,
6.05%, 1/15/36 (c)		2,069	1,881

Turkey (10.9%)
Sovereign (10.9%)
Republic of Turkey,
Zero Coupon, 5/11/11 (g)	TRY	5,490	3,288
6.75%, 4/3/18	$2,882		3,141
6.88%, 3/17/36 (b)		679	694
7.50%, 7/14/17 - 11/7/19		3,408	3,867
8.00%, 2/14/34		551	639
11.00%, 1/14/13		617	745
11.00%, 8/6/14	TRY	2,230	1,526
11.88%, 1/15/30	$2,340		3,791
16.00%, 3/7/12	TRY	1,850	1,395
			19,086
Ukraine (0.7%)
Sovereign (0.7%)
Ukraine Government,
6.58%, 11/21/16	$486		377
6.75%, 11/14/17		120	92
7.65%, 6/11/13		776	669
			1,138

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Uruguay (0.2%)
Sovereign (0.2%)
Republic of Uruguay,
8.00%, 11/18/22	$340	$391
Venezuela (8.4%)
Sovereign (8.4%)
Republic of Venezuela,
5.75%, 2/26/16	1,634	1,071
6.00%, 12/9/20	880	486
7.00%, 3/31/38	1,079	599
7.65%, 4/21/25	1,850	1,096
8.50%, 10/8/14	770	610
9.00%, 5/7/23	1,423	964
9.25%, 9/15/27 - 5/7/28	9,111	6,476
10.75%, 9/19/13	3,760	3,328
		14,630
Total Fixed Income Securities (Cost $160,279)		167,111

	No. of Warrants
Warrants (0.1%)
Nigeria (0.0%)
Central Bank of Nigeria, expires 11/15/20 (a)(d)	750	86
Venezuela (0.1%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (a)(d)	3,750	102
Total Warrants (Cost $—)		188

Shares
Short-Term Investments (8.4%)
Securities held as Collateral on Loaned Securities (6.3%)
Investment Company (5.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (h)	9,537,995	9,538

Face Amount (000)
Repurchase Agreement (0.8%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $1,502; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $1,532.

	$1,502	1,502
11,040

	Shares
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (h)	3,623,104	3,623
Total Short-Term Investments (Cost $14,663)		14,663
Total Investments (104.3%) (Cost $174,942) — Including $10,977 of Securities Loaned		181,962
Liabilities in Excess of Other Assets (-4.3%)		(7,583)
Net Assets (100%)		$174,379

(a)	Variable/Floating Rate Security — Interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2009.
(b)	All or a portion of security on loan at December 31, 2009.
(c)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	Security has been deemed illiquid at December 31, 2009.
(e)	Issuer is in default.
(f)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(g)	Non-income producing security.
(h)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	3,127	$3,127	1/28/10	KRW	3,695,400	$3,171	$44
USD	1,618	1,618	3/24/10	RUB	49,550	1,614	(4)
		$4,745				$4,785	$40

BRL	— Brazilian Real
KRW	— Korean Won
MXN	— Mexican Peso
RUB	— Russian Ruble
TRY	— Turkish Lira
USD	— Dollar

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Debt Instruments
Corporate	$—	$781	$—	$781
Sovereign	—	166,330	—	166,330
Total Debt Instruments	—	167,111	—	167,111
Foreign Currency Exchange Contracts	—	44	—	44
Short-Term Investments
Investment Company	13,161	—	—	13,161
Repurchase Agreement	—	1,502	—	1,502
Total Short-Term Investments	13,161	1,502	—	14,663
Warrants	—	188	—	188
Total Assets	13,161	168,845	—	182,006
Liabilities:
Foreign Currency Exchange Contracts	—	4	—	4
Total Liabilities	—	4	—	4
Total	$13,161	$168,841	$—	$182,002

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $161,781)	$168,801
Investment in Security of Affiliated Issuer, at Value (Cost $13,161)	13,161
Total Investments in Securities, at Value (Cost $174,942)	181,962
Interest Receivable	3,416
Foreign Currency, at Value (Cost $465)	472
Receivable for Portfolio Shares Sold	144
Unrealized Appreciation on Foreign Currency Exchange Contracts	44
Receivable from Affiliate	2
Dividends Receivable	—	@
Other Assets	4
Total Assets	186,044
Liabilities:
Collateral on Securities Loaned, at Value	11,040
Investment Advisory Fees Payable	322
Payable for Portfolio Shares Redeemed	229
Administration Fees Payable	37
Unrealized Depreciation on Foreign Currency Exchange Contracts	4
Custodian Fees Payable	4
Distribution Fees — Class II Shares	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	26
Total Liabilities	11,665
NET ASSETS	$174,379
Net Assets Consist of:
Paid-in Capital	$171,106
Undistributed Net Investment Income	4,913
Accumulated Net Realized Loss	(8,709)
Unrealized Appreciation (Depreciation) on:
Investments	7,020
Foreign Currency Exchange Contracts and Translations	49
Net Assets	$174,379
CLASS I:
Net Assets	$138,080
Net Asset Value, Offering and Redemption Price Per Share Applicable to 17,822,909 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.75
CLASS II:
Net Assets	$36,299
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,709,494 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.71

(1) Including:
Securities on Loan, at Value	$10,977

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Debt Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$10,697
Dividends from Security of Affiliated Issuer	27
Total Investment Income	10,724
Expenses:
Investment Advisory Fees (Note B)	1,058
Administration Fees (Note C)	354
Distribution Fees — Class II Shares (Note D)	110
Shareholder Reporting Fees	56
Professional Fees	36
Custodian Fees (Note F)	19
Directors’ Fees and Expenses	4
Transfer Agency Fees (Note E)	1
Other	10
Total Expenses	1,648
Distribution Fees — Class II Shares Waived (Note D)	(94)
Rebate from Morgan Stanley Affiliates (Note I)	(6)
Expense Offset (Note F)	— @
Net Expenses	1,548
Net Investment Income	9,176
Realized Gain (Loss) on:
Investments Sold	(1,344)
Foreign Currency Exchange Contracts	105
Foreign Currency Transactions	(2,520)
Futures Contracts	(112)
Net Realized Loss	(3,871)
Change in Unrealized Appreciation (Depreciation) on:
Investments	30,622
Foreign Currency Exchange Contracts	57
Foreign Currency Translations	76
Net Change in Unrealized Appreciation (Depreciation)	30,755
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	26,884
Net Increase in Net Assets Resulting from Operations	$36,060

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$9,176	$9,449
Net Realized Loss	(3,871)	(5,498)
Net Change in Unrealized Appreciation (Depreciation)	30,755	(29,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,060	(25,245)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,421)	(8,762)
Net Realized Gain	—	(5,057)
Class II:
Net Investment Income	(2,546)	(2,577)
Net Realized Gain	—	(1,499)
Total Distributions	(10,967)	(17,895)
Capital Share Transactions:(1)
Class I:
Subscriptions	48,827	34,544
Distributions Reinvested	8,421	13,819
Redemptions	(31,529)	(50,363)
Class II:
Subscriptions	8,361	2,898
Distributions Reinvested	2,546	4,076
Redemptions	(7,459)	(10,421)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	29,167	(5,447)
Total Increase (Decrease) in Net Assets	54,260	(48,587)
Net Assets:
Beginning of Period	120,119	168,706
End of Period (Including Undistributed Net Investment Income of $4,913 and $9,023)	$174,379	$120,119

(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,698	4,265
Shares Issued on Distributions Reinvested	1,231	1,840
Shares Redeemed	(4,441)	(6,792)
Net Increase (Decrease) in Class I Shares Outstanding	3,488	(687)
Class II:
Shares Subscribed	1,155	354
Shares Issued on Distributions Reinvested	374	545
Shares Redeemed	(1,085)	(1,412)
Net Increase (Decrease) in Class II Shares Outstanding	444	(513)

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.47	$8.53	$8.92	$9.04	$8.89
Income (Loss) from Investment Operations
Net Investment Income#	0.47	0.46	0.54	0.53	0.73
Net Realized and Unrealized Gain (Loss)	1.41	(1.61)	0.01	0.32	0.30
Total from Investment Operations	1.88	(1.15)	0.55	0.85	1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.60)	(0.58)	(0.66)	(0.80)	(0.73)
Net Realized Gain	—	(0.33)	(0.28)	(0.17)	(0.15)
Total Distributions	(0.60)	(0.91)	(0.94)	(0.97)	(0.88)
Net Asset Value, End of Period	$7.75	$6.47	$8.53	$8.92	$9.04
Total Return ±	30.21%	(14.98)%	6.55%	10.81%	12.25%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$138,080	$92,681	$128,135	$136,167	$155,945
Ratio of Expenses to Average Net Assets	1.08%+	1.10%+	1.06%+	1.10%	1.09%
Ratio of Net Investment Income to Average Net Assets	6.50%+	6.00%+	6.15%+	5.98%	8.18%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	97%	70%	59%	57%	63%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$6.43		$8.49	$8.88		$9.01	$8.87
Income (Loss) from Investment Operations
Net Investment Income#	0.46		0.46	0.53		0.50	0.71
Net Realized and Unrealized Gain (Loss)	1.41		(1.62)	0.02		0.34	0.30
Total from Investment Operations	1.87		(1.16)	0.55		0.84	1.01
Distributions from and/or in Excess of:
Net Investment Income	(0.59)		(0.57)	(0.66)		(0.80)	(0.72)
Net Realized Gain	—		(0.33)	(0.28)		(0.17)	(0.15)
Total Distributions	(0.59)		(0.90)	(0.94)		(0.97)	(0.87)
Net Asset Value, End of Period	$7.71		$6.43	$8.49		$8.88	$9.01
Total Return ±	30.11%		(14.98)%	6.39%		10.80%	12.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,299		$27,438	$40,571		$38,329	$33,994
Ratio of Expenses to Average Net Assets(1)	1.13	%+	1.15%+	1.11	%+	1.15%	1.14%
Ratio of Net Investment Income to Average Net Assets(1)	6.48	%+	5.97%+	6.10	%+	5.69%	8.08%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	97%		70%	59%		57%	63%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.43	%+	1.45%+	1.41	%+	1.45%	1.44%
Net Investment Income to Average Net Assets	6.18	%+	5.67%+	5.80	%+	5.39%	7.78%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Futures. In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options. In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease the Portfolio’s exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: In respect to swaps, the Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolio adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective December 31, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency
Contracts Risk	Receivables	$44
Liabilities:
Foreign Currency
Contracts Risk	Payables	$4

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$105
Interest Rate Risk	Futures Contracts	(112)
Total		$(7)

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$57

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              When-Issued/Delayed Delivery Securities: The Portfolio may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.              Loan Agreements: The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt (“Lenders”) deemed to be creditworthy by the investment adviser. The Portfolio’s investments in Loans may be in the form of participations in Loans (“Participations”) or

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

assignments of all or a portion of Loans (“Assignments”) from third parties. The Portfolio’s investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $10,977,000 and related collateral outstanding at December 31, 2009 was approximately $11,040,000. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $20,000.

7.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to- market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

8.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

9.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $94,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholder are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$10,967	$—	$14,632	$3,263

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments and defaulted bonds, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(2,319)	$2,319	$	(—	@)

@ Amount is less than $500.

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7,646	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$178,809	$9,741	$(6,588)	$3,153

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $7,308,000, of

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

which, $4,779,000 will expire on December 31, 2016 and $2,529,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$4,039	$177,703	$168,581	$27	$13,161

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $156,667,000 and $131,655,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 56.3% and 93.0% for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $9,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

25

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

26

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll fee 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFEMDANN
IU10-00613P-Y12/09

27

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Examples (unaudited)

Emerging Markets Equity Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Class I	$1,000.00	$1,302.30	$1,017.14	$9.28	$8.13	1.60%
Emerging Markets Equity Class II	1,000.00	1,303.20	1,016.89	9.58	8.39	1.65

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 69.84%, net of fees, for Class I shares and 70.12%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned 78.51%.

Factors Affecting Performance

•                  In 2009 emerging markets equities rebounded from an unprecedented collapse in global financial markets and significant declines in economic activity. The asset class, as measured by the MSCI Emerging Markets Index, posted a 78.5% return for the year and outperformed the developed markets (as measured by the MSCI World Index) by 48.5 percentage points. A healthy banking system across several emerging market countries, strong corporate and government balance sheets, a low interest rate environment, strong current account and fiscal balances, and positive economic momentum from China helped boost commodity prices and equity performance in all regions. The materials, energy, technology and consumer discretionary sectors led the emerging market recovery. On a regional basis, Latin America was the top performer, outperforming the MSCI Emerging Markets Index, followed by Asia and the Europe, Middle East and Africa (EMEA) region, both of which underperformed the Index.

•                  The Portfolio’s relative performance was driven by positive contributions from an overweight allocation to Indonesia and stock selection there.

•                  Underweight allocations to Malaysia and Morocco relative to the Index also benefited performance.

•                  Stock selection in South Africa, Russia, and Turkey were additive to performance.

•                  Relative gains also came from an overweight to the consumer discretionary sector.

•                  However, an overweight allocation to Poland and stock selection there detracted from performance.

•                  Underweight allocations to Brazil and Taiwan hurt performance.

•                  Additionally, relative performance was held back by stock selection in India.

•                  Underweight allocations to the energy and materials sectors also dampened relative performance.

Management Strategies

•                  Extremely high correlations are a symptom of a global boom-bust environment. Correlations between different economies and various financial asset classes that peaked at the height of the financial turmoil in the autumn of 2008 have fallen and we believe will continue to trend lower from here. We expect differentiation among markets based on local factors will matter once more. Within emerging markets, more capital will likely flow to countries that have shown greater resilience on a fundamental basis. Among sectors, materials and energy will likely remain tied to the global macro environment, but consumer stocks with exposure to emerging markets should show steady growth given the relatively low consumer leverage in many developing countries. There is a risk that rising inflation in emerging markets will result in central bank tightening in many countries. Therefore, we continue to position the Portfolio in names that we believe may perform well in stable and weaker market conditions. In particular, we are decreasing the overweight to financials and increasing our positions in sectors such as consumer staples and telecommunications.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Emerging Markets Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I(3)	69.84%	13.69%	6.13%	7.61%
MSCI Emerging Markets Net Index	78.51	15.51	9.82	8.01
Portfolio — Class II(4)	70.12	13.65	—	19.14
MSCI Emerging Markets Net Index	78.51	15.51	—	21.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 22 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on October 1, 1996.
(4)	Commenced operations on January 10, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Commercial Banks	21.3%
Oil, Gas & Consumable Fuels	8.7
Metals & Mining	6.7
Wireless Telecommunication Services	5.1
Semiconductors & Semiconductor Equipment	5.0
Other**	48.8
Short-Term Investment	4.4
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.
**	Industries representing less than 5% of total investments.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (95.4%)
Brazil (13.0%)
Banco Bradesco S.A. ADR (a)	316,200	$6,915
Banco Bradesco S.A. (Preference)	121,500	2,630
BM&F Bovespa S.A.	510,700	3,549
BRF-Brasil Foods S.A.	395,097	10,340
Cia de Bebidas das Americas (Preference) ADR (a)	93,700	9,472
Companhia Brasileira de Meios de Pagamento	866,800	7,555
Itau Unibanco Holding S.A.	120,693	2,731
Itau Unibanco Holding S.A. (Preference) ADR (a)	788,070	18,000
MRV Engenharia e Participacoes S.A.	667,200	5,326
NET Servicos de Comunicacao S.A. (Preference) (b)	353,129	4,813
PDG Realty S.A. Empreendimentos e Participacoes	499,700	4,904
Petroleo Brasileiro S.A., Class A ADR	184,993	7,842
Petroleo Brasileiro S.A. ADR	111,000	5,293
Petroleo Brasileiro S.A. (Preference)	351,104	7,443
Ultrapar Participacoes S.A. (Preference)	88,430	4,119
Vale S.A. ADR (a)	24,600	714
Vale S.A. (Preference), Class A	31,755	786
Vale S.A. (Preference) ADR (a)	890,425	22,100
Vivo Participacoes S.A. ADR (a)	170,200	5,276
		129,808
China/Hong Kong (17.6%)
Bank of China Ltd., Class H	11,698,000	6,263
Beijing Enterprises Holdings Ltd. (a)	910,500	6,546
Belle International Holdings Ltd.	4,026,000	4,651
China Citic Bank, Class H	8,192,000	6,930
China Communications Services Corp., Ltd., Class H	506,000	247
China Construction Bank Corp., Class H (a)	24,079,000	20,496
China Dongxiang Group Co., Class H (a)	2,657,400	2,041
China Life Insurance Co., Ltd., Class H (a)	2,744,000	13,427
China Longyuan Power Group Corp., Class H (a)(b)	1,305,000	1,690
China Mobile Ltd. (a)	1,034,500	9,643
China Oilfield Services Ltd., Class H	2,950,000	3,500
China Pacific Insurance Group Co. Ltd., Class H (b)	1,277,000	5,089
China Petroleum & Chemical Corp., Class H	14,450,000	12,759
China Resources Land Ltd.	1,018,000	2,292
China Resources Power Holdings Co., Ltd.	2,787,300	5,515
China Zhongwang Holdings Ltd. (a)(b)	5,754,400	4,591
Dongfeng Motor Group Co., Ltd., Class H (a)	5,655,000	8,049
Fushan International Energy Group Ltd., Class H	4,956,000	4,775
GOME Electrical Appliances Holdings Ltd. (b)	33,606,059	12,049
Hengan International Group Co. Ltd.	289,000	2,139
Industrial & Commercial Bank of China, Class H	14,665,000	12,035
PetroChina Co., Ltd., Class H	6,288,000	7,491
Ping An Insurance Group Co. of China Ltd., Class H (a)	881,000	7,640
Sany Heavy Equipment International Holdings Co. Ltd. (b)	2,151,000	2,722
Shanghai Industrial Holdings Ltd. (a)	1,802,000	9,144
Tsingtao Brewery Co. Ltd., Class H	412,000	2,275
Want Want China Holdings Ltd. (a)(b)	2,943,000	2,053
		176,052
Czech Republic (1.4%)
CEZ A.S.	50,768	2,382
Komercni Banka A.S.	42,680	9,098
Telefonica O2 Czech Republic A.S.	122,979	2,796
		14,276
Egypt (1.4%)
Commercial International Bank	762,048	7,597
Orascom Construction Industries (b)	52,599	2,381
Orascom Construction Industries GDR	19,506	907
Telecom Egypt	1,001,460	3,302
		14,187
Hungary (1.5%)
MOL Hungarian Oil and Gas Nyrt (b)	62,205	5,549
OTP Bank plc (b)	129,121	3,662
Richter Gedeon Nyrt	25,816	5,844
		15,055
India (9.6%)
Asian Paints Ltd.	70,756	2,721
Bharat Heavy Electricals Ltd.	99,430	5,113
Colgate-Palmolive India Ltd.	143,672	2,033
Deccan Chronicle Holdings Ltd.	649,294	2,295
Dr. Reddy’s Laboratories Ltd.	132,126	3,242
Glenmark Pharmaceuticals Ltd.	630,385	3,730
Godrej Consumer Products Ltd.	377,158	2,112
GVK Power & Infrastructure Ltd. (b)	2,220,940	2,202
HDFC Bank Ltd.	318,505	11,588
Hero Honda Motors Ltd.	158,654	5,819
Hindalco Industries Ltd.	1,036,900	3,537
Hindustan Construction Co.	861,140	2,686
Hindustan Petroleum Corp. Ltd.	283,968	2,384
Hindustan Unilever Ltd.	402,621	2,277
IndusInd Bank Ltd.	982,400	3,021
Infosys Technologies Ltd.	293,064	16,310
ITC Ltd.	346,100	1,853
Jaiprakash Associates Ltd.	1,494,009	4,671
KSK Energy Ventures Ltd. (b)	750,256	3,228
Marico Ltd.	709,200	1,572
Nestle India Ltd.	33,496	1,836
Tata Motors Ltd.	261,742	4,425
Wipro Ltd.	260,757	3,797
Yes Bank Ltd. (b)	595,200	3,376
		95,828

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Indonesia (3.7%)
Astra International Tbk PT	1,632,900	$5,998
Bank Central Asia Tbk PT	12,019,500	6,179
Bank Rakyat Indonesia Tbk PT	5,165,500	4,174
Bumi Resources Tbk PT	12,028,500	3,106
Golden Agri-Resources Ltd. (b)	8,334,000	3,001
Indocement Tunggal Prakarsa Tbk PT	2,529,500	3,690
Indofood Sukses Makmur Tbk PT	9,693,000	3,635
Perusahaan Gas Negara PT	8,161,000	3,371
Telekomunikasi Indonesia Tbk PT	4,239,500	4,242
		37,396
Israel (0.5%)
Check Point Software Technologies (a)(b)	132,739	4,497

Malaysia (1.0%)
CIMB Group Holdings Bhd	1,152,100	4,319
Sime Darby Bhd	1,650,900	4,323
Tenaga Nasional Bhd	407,000	996
		9,638
Mexico (4.6%)
America Movil S.A.B. de C.V., Class L ADR (a)	397,249	18,663
Fomento Economico Mexicano S.A.B. de C.V. ADR	235,700	11,285
Grupo Financiero Banorte S.A.B. de C.V., Class O	2,479,598	8,942
Grupo Televisa S.A. ADR (a)	362,700	7,530
		46,420
Philippines (0.2%)
Metro Pacific Investments Corp. (b)	30,531,000	1,718

Poland (3.2%)
Bank Handlowy w Warszawie S.A. (b)	105,870	2,587
Bank Pekao S.A. (b)	44,005	2,481
Bank Zachodni WBK S.A. (b)	46,563	3,056
Cyfrowy Polsat S.A.	271,382	1,287
Polski Koncern Naftowy Orlen S.A. (b)	492,529	5,783
Powszechna Kasa Oszczednosci Bank Polski S.A.	760,245	10,000
Telekomunikacja Polska S.A.	1,240,503	6,835
		32,029
Russia (5.1%)
LUKOIL OAO ADR (a)	228,063	12,775
Polyus Gold Co. ADR	132,015	3,577
Rosneft Oil Co. GDR	758,722	6,384
RusHydro (b)	23,160,569	872
RusHydro ADR (a)(b)	505,285	1,909
Sberbank of Russian Federation	2,725,807	7,624
Vimpel-Communications OJSC ADR	261,808	4,867
Wimm-Bill-Dann Foods OJSC ADR (a)(b)	231,136	5,508
X5 Retail Group N.V. GDR (b)	229,167	7,307
		50,823
South Africa (6.7%)
Anglo Platinum Ltd. (b)	68,027	7,250
AngloGold Ashanti Ltd.	46,180	1,871
AngloGold Ashanti Ltd. ADR (a)	19,270	774
Impala Platinum Holdings Ltd.	346,300	9,414
Imperial Holdings Ltd.	249,800	2,985
Kumba Iron Ore Ltd.	59,700	2,446
MTN Group Ltd.	874,566	13,914
Naspers Ltd., Class N	363,776	14,762
SABMiller plc	334,952	9,791
Tiger Brands Ltd.	174,599	4,042
		67,249
South Korea (11.9%)
Amorepacific Corp.	5,529	4,433
Cheil Industries, Inc.	75,251	3,657
Cheil Worldwide, Inc.	16,487	4,447
Hyundai Engineering & Construction Co., Ltd. (b)	73,314	4,438
Hyundai Mobis (b)	34,250	4,996
KB Financial Group, Inc. (b)	144,358	7,364
Kia Motors Corp. (b)	114,530	1,960
Korea Exchange Bank (b)	205,900	2,563
LG Chem Ltd.	50,874	9,925
LG Dacom Corp.	73,110	1,113
LG Display Co. Ltd. ADR (a)	76,800	1,300
LG Display Co., Ltd. (b)	144,760	4,888
NCSoft Corp. (b)	20,810	2,642
NHN Corp. (b)	35,246	5,820
OCI Co., Ltd. (b)	18,037	3,391
Samsung Electronics Co., Ltd.	38,149	26,055
Samsung Electronics Co., Ltd. (Preference)	11,807	5,336
Samsung Fire & Marine Insurance Co., Ltd.	23,428	4,001
Shinhan Financial Group Co., Ltd. (b)	252,496	9,376
Shinsegae Co., Ltd. (b)	8,744	4,036
SSCP Co., Ltd. (b)	143,105	986
Woongjin Coway Co., Ltd.	192,502	6,347
		119,074
Taiwan (9.3%)
Acer, Inc.	2,192,082	6,549
AU Optronics Corp.	5,809,990	7,011
Cathay Financial Holding Co., Ltd. (b)	4,462,250	8,268
China Steel Corp.	5,245,000	5,389
Fubon Financial Holding Co., Ltd. (b)	4,421,000	5,387
Hon Hai Precision Industry Co. Ltd.	4,055,600	19,078
HTC Corp.	171,375	1,950
Lite-On Technology Corp.	2,057,000	3,076
Siliconware Precision Industries Co.	2,515,000	3,379
Taishin Financial Holding Co., Ltd. (b)	6,378,000	2,489
Taiwan Fertilizer Co., Ltd.	1,383,000	4,892
Taiwan Semiconductor Manufacturing Co., Ltd.	7,630,242	15,306
Wistron Corp.	2,469,497	4,769
Yuanta Financial Holding Co., Ltd.	6,752,000	4,921
		92,464
Thailand (2.3%)
Bangkok Bank PCL	21,400	75
Bangkok Bank PCL NVDR (a)	1,639,100	5,706

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Thailand (cont’d)
Banpu PCL	162,500	$2,812
Kasikornbank PCL (Foreign)	1,180,400	3,074
Kasikornbank PCL NVDR (a)	664,900	1,690
PTT Exploration & Production PCL (Foreign)	493,500	2,169
PTT PCL (Foreign)	237,700	1,748
Siam Cement PCL NVDR (a)	272,400	1,912
Siam Commercial Bank PCL (Foreign)	1,379,300	3,593
		22,779
Turkey (2.4%)
Akbank T.A.S.	547,467	3,463
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	331,896	3,719
Coca-Cola Icecek Sanayi A.S.	181,955	1,827
Turk Telekomunikasyon A.S.	491,396	1,496
Turkcell Iletisim Hizmet A.S.	472,771	3,327
Turkiye Garanti Bankasi A.S.	1,309,734	5,563
Turkiye Halk Bankasi A.S.	283,916	2,260
Turkiye Is Bankasi, Class C	666,773	2,810
		24,465
Total Common Stocks (Cost $783,596)		953,758

Investment Company (0.5%)
India (0.5%)
Morgan Stanley Growth Fund (b)(d) (Cost $708)	3,926,900	4,839

Short-Term Investments (8.6%)
Securities held as Collateral on Loaned Securities (4.2%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	36,360,030	36,360

	Face Amount (000)
Repurchase Agreement (0.6%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $5,727; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $5,842.

	$5,727	5,727
		42,087

	Shares
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	43,853,976	43,854
Total Short-Term Investments (Cost $85,941)		85,941
Total Investments (104.5%) (Cost $870,245) — Including $40,140 of Securities Loaned (d)		1,044,538
Liabilities in Excess of Other Assets (-4.5%)		(44,838)
Net Assets (100%)		$999,700

(a)	All or a portion of security on loan at December 31, 2009.
(b)	Non-income producing security.
(c)

See Note I within the Notes to Financial Statements regarding investments in the Morgan Stanley Growth Fund and the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(d)

The approximate market value and percentage of total investments, $809,975,000 and 77.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	388	$50	1/5/10	USD	50	$50	$—	@
HKD	187	24	1/4/10	USD	24	24	—	@
INR	1,006	22	1/4/10	USD	22	22	—	@
MYR	446	130	1/4/10	USD	130	130	—	@
PLN	99	34	1/4/10	USD	34	34	—	@
PLN	45	16	1/5/10	USD	16	16	—	@
TWD	1,449	46	1/4/10	USD	45	45	(1)
USD	43	43	1/4/10	EGP	237	43	—	@
USD	440	440	1/4/10	EGP	2,410	439	(1)
USD	61	61	1/4/10	EGP	336	61	—	@
USD	120	120	1/4/10	MYR	410	120	—	@
USD	14	14	1/6/10	PLN	39	14	—	@
		$1,000				$998	$(2)

EGP	— Egyptian Pound
HKD	— Hong Kong Dollar
INR	— Indian Rupee
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
TWD	— Taiwan Dollar
USD	— United States Dollar

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$—	$4,996	$—	$4,996
Automobiles	—	21,826	—	21,826
Beverages	20,757	17,612	—	38,369
Capital Markets	—	4,921	—	4,921
Chemicals	—	25,572	—	25,572
Commercial Banks	33,857	179,873	—	213,730
Computers & Peripherals	—	16,344	—	16,344
Construction & Engineering	—	10,412	—	10,412
Construction Materials	—	5,602	—	5,602
Distributors	—	2,985	—	2,985
Diversified Financial Services	—	10,654	—	10,654
Diversified Telecommunication Services	5,980	18,918	—	24,898
Electric Utilities	—	9,387	—	9,387
Electrical Equipment	—	5,113	—	5,113
Electronic Equipment, Instruments & Components	1,300	30,977	—	32,277
Energy Equipment & Services	—	3,500	—	3,500
Food & Staples Retailing	—	11,343	—	11,343
Food Products	5,508	24,907	—	30,415
Gas Utilities	—	3,371	—	3,371
Household Durables	—	16,577	—	16,577
Household Products	—	4,389	—	4,389
Independent Power Producers & Energy Traders	—	9,407	—	9,407
Industrial Conglomerates	—	24,684	—	24,684
Information Technology Services	—	27,662	—	27,662
Insurance	—	38,425	—	38,425
Internet Software & Services	—	5,820	—	5,820
Machinery	—	7,147	—	7,147
Media	7,530	27,604	—	35,134
Metals & Mining	23,588	43,636	—	67,224
Oil, Gas & Consumable Fuels	7,842	79,815	—	87,657
Personal Products	—	10,177	—	10,177
Pharmaceuticals	—	12,816	—	12,816
Real Estate Management & Development	—	2,292	—	2,292
Semiconductors & Semiconductor Equipment	—	50,076	—	50,076
Software	4,497	2,642	—	7,139
Specialty Retail	—	16,700	—	16,700
Textiles, Apparel & Luxury Goods	—	2,041	—	2,041
Tobacco	—	1,853	—	1,853
Wireless Telecommunication Services	23,939	26,884	—	50,823
Total Common Stocks	134,798	818,960	—	953,758
Investment Company	—	4,839	—	4,839
Short-Term Investments
Investment Company	80,214	—	—	80,214
Repurchase Agreement	—	5,727	—	5,727
Total Short-Term Investments	80,214	5,727	—	85,941
Total Assets	215,012	829,526	—	1,044,538
Liabilities:
Foreign Currency Exchange Contracts	—	2	—	2
Total Liabilities	—	2	—	2
Total	$215,012	$829,524	$—	$1,044,536

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $789,323)	$959,485
Investments in Securities of Affiliated Issuers, at Value (Cost $80,922)	85,053
Total Investments in Securities, at Value (Cost $870,245)	1,044,538
Receivable for Investments Sold	1,280
Receivable for Portfolio Shares Sold	795
Dividends Receivable	381
Foreign Currency, at Value (Cost $193)	199
Capital Gain Country Tax Refund Receivable	43
Foreign Withholding Tax Reclaim Receivable	17
Receivable from Affiliate	26
Other Assets	21
Total Assets	1,047,300
Liabilities:
Collateral on Securities Loaned, at Value	42,087
Investment Advisory Fees Payable	2,830
Payable for Investments Purchased	1,196
Deferred Capital Gain Country Tax	539
Payable for Portfolio Shares Redeemed	411
Administration Fees Payable	209
Custodian Fees Payable	160
Bank Overdraft	94
Distribution Fees — Class II Shares	17
Directors’ Fees and Expenses Payable	3
Unrealized Depreciation on Foreign Currency Exchange Contracts	2
Other Liabilities	52
Total Liabilities	47,600
NET ASSETS	$999,700
Net Assets Consist of:
Paid-in Capital	$1,060,258
Undistributed Net Investment Income	2,022
Accumulated Net Realized Loss	(236,330)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $539 Deferred Capital Gain Country Tax)	173,754
Foreign Currency Exchange Contracts and Translations	(4)
Net Assets	$999,700
CLASS I:
Net Assets	$591,835
Net Asset Value, Offering and Redemption Price Per Share Applicable to 45,487,617 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.01
CLASS II:
Net Assets	$407,865
Net Asset Value, Offering and Redemption Price Per Share Applicable to 31,426,528 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.98

(1) Including:
Securities on Loan, at Value	$40,140

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Equity Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,378 Foreign Taxes Withheld)	$14,472
Dividends from Security of Affiliated Issuer	235
Interest from Securities of Unaffiliated Issuers	50
Total Investment Income	14,757
Expenses:
Investment Advisory Fees (Note B)	9,137
Administration Fees (Note C)	1,854
Distribution Fees — Class II Shares (Note D)	1,013
Custodian Fees (Note F)	764
Shareholder Reporting Fees	97
Professional Fees	93
Directors’ Fees and Expenses	17
Transfer Agency Fees (Note E)	6
Other	23
Total Expenses	13,004
Distribution Fees — Class II Shares Waived (Note D)	(868)
Investment Advisory Fees Voluntarily Waived (Note B)	(127)
Rebate from Morgan Stanley Affiliates (Note I)	(65)
Expense Offset (Note F)	— @
Net Expenses	11,944
Net Investment Income	2,813
Realized Gain (Loss) on:
Investments Sold	(119,648)
Foreign Currency Exchange Contracts	1,303
Foreign Currency Transactions	(3)
Net Realized Loss	(118,348)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $539)	505,169
Foreign Currency Exchange Contracts	(249)
Foreign Currency Translations	5
Net Change in Unrealized Appreciation (Depreciation)	504,925
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	386,577
Net Increase in Net Assets Resulting from Operations	$389,390

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,813	$5,830
Net Realized Loss	(118,348)	(114,652)
Net Change in Unrealized Appreciation (Depreciation)	504,925	(735,516)
Net Increase (Decrease) in Net Assets Resulting from Operations	389,390	(844,338)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(244,709)
Class II:
Net Realized Gain	—	(109,281)
Total Distributions	—	(353,990)
Capital Share Transactions:(1)
Class I:
Subscriptions	121,323	110,790
Distributions Reinvested	—	244,709
Redemptions	(117,723)	(408,799)
Class II:
Subscriptions	94,409	111,752
Distributions Reinvested	—	109,281
Redemptions	(46,050)	(84,554)
Net Increase in Net Assets Resulting from Capital Share Transactions	51,959	83,179
Total Increase (Decrease) in Net Assets	441,349	(1,115,149)
Net Assets:
Beginning of Period	558,351	1,673,500
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,022 and $(2,090))	$999,700	$558,351

(1) Capital Share Transactions:
Class I:
Shares Subscribed	12,126	6,278
Shares Issued on Distributions Reinvested	—	17,089
Shares Redeemed	(12,418)	(27,851)
Net Decrease in Class I Shares Outstanding	(292)	(4,484)
Class II:
Shares Subscribed	9,018	6,920
Shares Issued on Distributions Reinvested	—	7,642
Shares Redeemed	(4,812)	(6,043)
Net Increase in Class II Shares Outstanding	4,206	8,519

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.66		$24.27	$19.53		$14.73	$11.05
Income (Loss) from Investment Operations
Net Investment Income#	0.04		0.08	0.01		0.05	0.10
Net Realized and Unrealized Gain (Loss)	5.31		(11.33)	7.45		5.27	3.63
Total from Investment Operations	5.35		(11.25)	7.46		5.32	3.73
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.10)		(0.13)	(0.05)
Net Realized Gain	—		(5.36)	(2.62)		(0.39)	—
Total Distributions	—		(5.36)	(2.72)		(0.52)	(0.05)
Net Asset Value, End of Period	$13.01		$7.66	$24.27		$19.53	$14.73
Total Return +	69.84%		(56.62)%	40.45%		37.14%	33.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$591,835		$350,649	$1,220,017		$868,701	$647,447
Ratio of Expenses to Average Net Assets(1)	1.59	%+	1.60%+	1.58	%+	1.62%†	1.65%
Ratio of Net Investment Income to Average Net Assets(1)	0.41	%+	0.52%+	0.03	%+	0.31%	0.81%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	64%		98%	107%		77%	53%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.61	%+	1.62%+	1.58	%+	1.63%	1.66%
Net Investment Income to Average Net Assets	0.39	%+	0.50%+	0.03	%+	0.30%	0.80%

#	Per share amount is based on average shares outstanding.
+

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.65% for Class I shares.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.63		$24.25	$19.52	$14.71	$11.04
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.03		0.07	(0.01)	0.03	0.08
Net Realized and Unrealized Gain (Loss)	5.32		(11.33)	7.46	5.30	3.64
Total from Investment Operations	5.35		(11.26)	7.45	5.33	3.72
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.10)	(0.13)	(0.05)
Net Realized Gain	—		(5.36)	(2.62)	(0.39)	—
Total Distributions	—		(5.36)	(2.72)	(0.52)	(0.05)
Net Asset Value, End of Period	$12.98		$7.63	$24.25	$19.52	$14.71
Total Return +	70.12%		(56.74)%	40.45%	37.17%	33.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$407,865		$207,702	$453,483	$229,038	$92,594
Ratio of Expenses to Average Net Assets(1)	1.64	%+	1.65%+	1.63%+	1.67%†	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.34	%+	0.47%+	(0.04)%+	0.19%	0.66%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	64%		98%	107%	77%	53%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.96	%+	1.97%+	1.93%+	1.98%	2.01%
Net Investment Income (Loss) to Average Net Assets	0.02	%+	0.15%+	(0.34)%+	(0.12)%	0.35%

#	Per share amount is based on average shares outstanding.
+

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class II shares. Prior to June 1, 2006, the maximum ratio was 1.70% for Class II shares.

§	Amount is less than 0.005%.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are main-tained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Liabilities:
Foreign Currency
Contracts Risk	Payables	$2

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$1,303

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(249)

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period for the Portfolio.

4.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $40,140,000 and related collateral outstanding at December 31, 2009 was approximately $42,087,000. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $216,000.

5.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.60% for Class I shares and 1.65% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $127,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $868,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$91,161	$262,829

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to wash sales adjustments and foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,299	$192	$(1,491)

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,213	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$893,419	$181,387	$(30,268)	$151,119

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, currency losses of approximately $50,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $217,287,000, of which, $3,315,000 will expire on December 31, 2016 and $213,972,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $31,000 relating to the Portfolio’s investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $708,000.

A summary of the Portfolio’s transactions in shares of the Morgan Stanley Growth Fund issuer during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$2,543	—	—	—	$4,839

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and/or as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $34,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$25,418	$426,237	$371,441	$235	$80,214

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $491,752,000 and $456,908,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $46,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. Additionally, during the year ended December 31, 2009, the Portfolio incurred no brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 63.9% and 78.2%, for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio intends to pass through foreign tax credits of approximately $857,000, and has derived net income from sources within foreign countries amounting to approximately $15,874,000.

The Portfolio may designate up to a maximum of $53,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219804

Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, New York 10017

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-(800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFEMEANN
IU10-00408I-Y12/09

24

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Equity and Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

Equity and Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Equity and Income Class II	$1,000.00	$1,199.30	$1,021.48	$4.10	$3.77	0.74%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Equity and Income Portfolio

The Equity and Income Portfolio (the “Portfolio”) seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.49%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the Russell 1000® Value Index which returned 19.69% and the Barclays Capital U.S. Government/Credit Index which returned 4.52%.

Factors Affecting Performance

•                  Equities advanced from mid-March through year end as the financial system improved, policy actions helped stabilize the credit markets, and corporate earnings were able to beat lowered expectations. As the period progressed, the rate of decline in some economic indicators continued to slow, but the economy and market still faced many headwinds, most notably high unemployment rates and the weak real estate market. Within the fixed income markets, a more optimistic outlook on the economy led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes.

•                  Within the equity portfolio, relative to the Russell 1000® Value Index, the energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the Portfolio) lagged the broad sector. Although we increased the Portfolio’s exposure to the energy sector overall, the sector remained a relative underweight.

•                  Health care also contributed to outperformance during the period. Most of the exposure in health care had been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the Portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

•                  In the technology sector, exposure to software and services and to semiconductors added to relative gains. In software and services, we held an undervalued Internet stock that appreciated as new management drove revenue growth and sold a non-core asset.

•                  Although we decreased the Portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Portfolio’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

•                  However, the financials sector was the largest relative detractor during the review period. Over the past 12 months, financial stocks, especially banks and diversified financials, rebounded from their earlier dramatic decline. The Portfolio’s underexposure to these groups was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence. Rather, the Portfolio’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector did.

•                  An underweight in the materials sector also dampened relative gains.

•                  Additionally, the Portfolio’s convertible securities and fixed income exposure were additive to absolute return during the period. Given its sensitivity to the equity market, the convertibles market rose as stocks rallied. Holdings in health care and materials were especially beneficial. Within the fixed income portfolio, relative to the Barclays Capital U.S. Government/Credit Index, overweight allocations to the banking, food and beverage, insurance and media sectors were additive to relative returns as significant spread tightening in these sectors led to their strong performance. During the year, we reduced exposure to fixed income and redeployed those assets into what we believed were attractive new opportunities in convertible securities.

Management Strategies

•                  Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic, we remain guarded as valuations are relatively less compelling than previously thought and other

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Equity and Income Portfolio

challenges continue. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. However, we believe that, going forward, managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

•                  We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change — or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward mitigating our investors’ downside, while offering our investors the potential opportunity to outperform the market.

Performance Compared to the Russell 1000® Value Index(1) and Barclays Capital U.S. Government/Credit Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Since Inception(5)
Portfolio – Class II(4)	22.49%	3.42%	6.76%
Russell 1000® Value Index	19.69	–0.25	5.68
Barclays Capital U.S. Government/Credit Index	4.52	4.71	4.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 30, 2003.
(9)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*	Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	64.1%
Fixed Income Securities	29.3
Other**	2.0
Short-Term Investments	4.6
Total Investments	100.0%

**  Investment types representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Fixed Income Securities (29.3%)
Advertising (0.0%)
WPP Finance,
8.00%, 9/15/14	$100	$114

Aerospace & Defense (0.4%)
L-3 Communications Holdings, Inc. (Convertible),
3.00%, 8/1/35	2,496	2,634
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (a)	102	104
		2,738
Agency Bonds — Banking (FDIC Guaranteed) (1.3%)
Citibank N.A.,
1.75%, 12/28/12	1,500	1,488
Citigroup Funding, Inc.,
2.25%, 12/10/12	3,090	3,117
General Electric Capital Corp.,
2.20%, 6/8/12	120	122
2.63%, 12/28/12	3,150	3,210
General Motors Acceptance Corp., Inc.,
2.20%, 12/19/12	500	503
KeyBank N.A.,
3.20%, 6/15/12	500	519
		8,959
Agency Fixed Rate Mortgages (0.0%)
Federal Home Loan Mortgage Corp., Gold Pools:
6.50%, 2/1/26	9	10
Federal National Mortgage Association, Conventional Pools:
9.50%, 4/1/30	18	21
		31
Agriculture (0.0%)
Bunge Ltd. Finance Corp.,
8.50%, 6/15/19	90	103

Air Freight & Logistics (0.0%)
FedEx Corp.,
7.25%, 2/15/11	10	11

Asset Backed Securities (0.0%)
Harley-Davidson Motorcycle Trust,
4.07%, 2/15/12	46	47
4.41%, 6/15/12	85	86
		133
Auto Parts & Equipment (0.3%)
BorgWarner, Inc. (Convertible),
3.50%, 4/15/12	1,772	2,244

Automobiles (0.6%)
Daimler Finance North America LLC,
7.30%, 1/15/12	170	185
8.50%, 1/18/31	35	43
Ford Motor Co. (Convertible),
4.25%, 11/15/16	2,876	3,620
		3,848
Beverages (0.0%)
Anheuser-Busch InBev Worldwide, Inc.,
7.20%, 1/15/14 (a)	215	244

Biotechnology (2.0%)
Amgen, Inc. (Convertible),
0.38%, 2/1/13	3,454	3,493
0.38%, 2/1/13 (a)	2,400	2,427
Amylin Pharmaceuticals, Inc. (Convertible),
3.00%, 6/15/14	1,628	1,278
Biogen Idec, Inc.,
6.88%, 3/1/18	180	194
Life Technologies Corp. (Convertible),
1.50%, 2/15/24	2,026	2,350
3.25%, 6/15/25	468	555
Millipore Corp. (Convertible),
3.75%, 6/1/26	2,689	2,786
		13,083
Chemicals (0.0%)
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	60	59
5.88%, 12/1/36	35	35
6.50%, 5/15/19	150	166
		260
Commercial Banks (0.3%)
HBOS plc,
6.75%, 5/21/18 (a)	325	302
PNC Funding Corp.,
6.70%, 6/10/19	165	185
Royal Bank of Scotland plc (The),
4.88%, 8/25/14 (a)	155	157
Wells Fargo & Co.,
5.63%, 12/11/17	940	979
Westpac Banking Corp.,
4.20%, 2/27/15	210	214
		1,837
Commercial Services & Supplies (0.1%)
Holcim U.S. Finance Sarl & Cie SCS,
6.00%, 12/30/19 (a)	85	89
Republic Services, Inc.,
5.50%, 9/15/19 (a)	155	158
Waste Management, Inc.,
6.13%, 11/30/39	200	199
		446
Communications & Media (1.8%)
Comcast Corp.,
5.70%, 5/15/18	400	421
COX Communications, Inc.,
8.38%, 3/1/39 (a)	350	437
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19 (a)	250	255
Interpublic Group of Cos., Inc. (Convertible),
4.25%, 3/15/23	1,805	1,803
4.75%, 3/15/23	1,638	1,658
Liberty Global, Inc. (Convertible),
4.50%, 11/15/16 (a)	1,442	1,572

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Communications & Media (cont’d)
Liberty Media LLC (Convertible),
3.13%, 3/30/23	$2,858	$2,890
News America, Inc.,
7.85%, 3/1/39	270	317
SBA Communications Corp. (Convertible),
1.88%, 5/1/13	1,152	1,188
Time Warner Cable, Inc.,
6.75%, 6/15/39	80	84
8.25%, 4/1/19	90	107
8.75%, 2/14/19	225	275
Time Warner, Inc.,
5.88%, 11/15/16	120	130
7.70%, 5/1/32	170	200
Viacom, Inc.,
5.63%, 9/15/19	40	42
6.88%, 4/30/36	210	228
Vivendi S.A.,
6.63%, 4/4/18 (a)	130	141
		11,748
Communications Equipment (0.3%)
Cisco Systems, Inc.,
4.95%, 2/15/19	215	221
5.90%, 2/15/39	30	30
JDS Uniphase Corp. (Convertible),
1.00%, 5/15/26 (a)	1,100	946
Telecom Italia Capital S.A.,
4.88%, 10/1/10	40	41
7.00%, 6/4/18	290	320
7.18%, 6/18/19	140	156
Telefonica Europe B.V.,
8.25%, 9/15/30	395	493
		2,207
Computers & Peripherals (1.1%)
Cadence Design Systems, Inc. (Convertible),
1.38%, 12/15/11	1,416	1,325
1.50%, 12/15/13	860	700
International Business Machines Corp.,
5.60%, 11/30/39	220	222
NetApp, Inc. (Convertible),
1.75%, 6/1/13	995	1,239
SanDisk Corp. (Convertible),
1.00%, 5/15/13	4,225	3,544
		7,030
Containers & Packaging (0.0%)
Sealed Air Corp.,
7.88%, 6/15/17 (a)	95	101

Diversified Financial Services (2.8%)
Abbey National Treasury Services plc,
3.88%, 11/10/14 (a)	210	211
Affiliated Managers Group, Inc. (Convertible),
3.95%, 8/15/38	1,874	1,858
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (a)	405	403
American Express Co.,
8.13%, 5/20/19	555	659
Bank of America Corp.,
5.65%, 5/1/18	280	285
5.75%, 12/1/17	865	887
7.63%, 6/1/19	240	278
Barclays Bank plc,
6.75%, 5/22/19	380	425
BB&T Corp.,
6.85%, 4/30/19	165	185
Bear Stearns Cos. LLC (The),
7.25%, 2/1/18	285	328
Boston Properties LP,
5.88%, 10/15/19	175	176
Capital One Bank (USA), N.A.,
8.80%, 7/15/19	400	473
Catlin Insurance Co., Ltd.,
7.25%, (a)(b)(c)	220	163
Citigroup, Inc.,
6.13%, 11/21/17 - 5/15/18	815	822
8.50%, 5/22/19	695	804
Commonwealth Bank of Australia,
5.00%, 10/15/19 (a)	285	283
Credit Suisse USA, Inc.,
5.13%, 8/15/15	140	149
Credit Suisse, New York,
5.30%, 8/13/19	420	432
6.00%, 2/15/18	140	147
Farmers Exchange Capital,
7.05%, 7/15/28 (a)	200	175
General Electric Capital Corp.,
5.63%, 5/1/18	645	662
5.88%, 1/14/38	120	111
6.00%, 8/7/19	595	619
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	625	670
6.75%, 10/1/37	365	376
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (a)	290	290
HSBC Finance Corp.,
6.38%, 10/15/11	445	474
6.75%, 5/15/11	175	185
8.00%, 7/15/10	85	88
Iberdrola Finance Ireland Ltd.,
3.80%, 9/11/14 (a)	125	125
5.00%, 9/11/19 (a)	100	100
Janus Capital Group, Inc. (Convertible),
3.25%, 7/15/14	212	256
Jefferies Group, Inc. (Convertible),
3.88%, 11/1/29	997	989
JPMorgan Chase & Co.,
6.00%, 1/15/18	935	1,007
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	285	308
NASDAQ OMX Group, Inc. (Convertible),
2.50%, 8/15/13	1,601	1,509
Nationwide Building Society,
4.25%, 2/1/10 (a)	310	310

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Diversified Financial Services (cont’d)
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (a)	$140	$147
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	145	148
Reinsurance Group of America, Inc.,
6.45%, 11/15/19	150	150
UBS AG,
5.88%, 12/20/17	225	232
WEA Finance LLC/WT Finance (Aust) Pty Ltd.,
6.75%, 9/2/19 (a)	225	242
Xlliac Global Funding,
4.80%, 8/10/10 (a)	315	317
		18,458
Diversified Telecommunication Services (0.6%)
Alcatel-Lucent USA, Inc. (Convertible),
2.88%, 6/15/25	2,803	2,404
Deutsche Telekom International Finance B.V.,
6.00%, 7/8/19	95	101
8.75%, 6/15/30	175	226
Verizon Communications, Inc.,
5.50%, 2/15/18	405	423
6.35%, 4/1/19	235	260
8.95%, 3/1/39	280	380
		3,794
Electric Utilities (0.0%)
Consumers Energy Co.,
4.00%, 5/15/10	20	20
Energy Transfer Partners LP,
8.50%, 4/15/14	200	231
		251
Electrical Equipment (0.0%)
Cooper U.S., Inc.,
5.25%, 11/15/12	165	177

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.,
4.75%, 11/15/14	115	115

Entertainment (0.4%)
International Game Technology (Convertible),
3.25%, 5/1/14 (a)	2,096	2,565

Food & Staples Retailing (0.1%)
CVS Caremark Corp.,
6.60%, 3/15/19	50	55
CVS Pass-Through Trust,
6.04%, 12/10/28	251	238
8.35%, 7/10/31 (a)	35	38
Kroger Co. (The),
3.90%, 10/1/15	160	161
6.40%, 8/15/17	75	82
		574
Food Products (0.2%)
ConAgra Foods, Inc.,
7.00%, 10/1/28	40	43
8.25%, 9/15/30	180	216
Delhaize America, Inc.,
9.00%, 4/15/31	135	173
Delhaize Group S.A.,
5.88%, 2/1/14	165	177
FBG Finance Ltd.,
5.13%, 6/15/15 (a)	295	306
Kraft Foods, Inc.,
6.88%, 1/26/39	180	190
7.00%, 8/11/37	275	294
		1,399
Health Care Equipment & Supplies (0.1%)
Wright Medical Group, Inc. (Convertible),
2.63%, 12/1/14	937	825

Health Care Providers & Services (0.8%)
LifePoint Hospitals, Inc. (Convertible),
3.50%, 5/15/14	1,868	1,749
Omnicare, Inc. (Convertible),
3.25%, 12/15/35	3,331	2,727
Quest Diagnostics, Inc.,
4.75%, 1/30/20	145	142
Roche Holdings, Inc.,
6.00%, 3/1/19 (a)	335	369
UnitedHealth Group, Inc.,
6.00%, 2/15/18	195	202
WellPoint, Inc.,
7.00%, 2/15/19	60	67
		5,256
Hotels, Restaurants & Leisure (0.0%)
Yum! Brands, Inc.,
5.30%, 9/15/19	155	156
6.25%, 3/15/18	100	109
		265
Industrial Conglomerates (0.8%)
3M Co. (Convertible),
Zero Coupon, 11/21/32 (c)	3,312	2,952
Agilent Technologies, Inc.,
5.50%, 9/14/15	135	142
General Electric Co.,
5.25%, 12/6/17	920	941
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	215	229
Textron, Inc. (Convertible),
4.50%, 5/1/13	474	766
		5,030
Insurance (0.2%)
ACE INA Holdings, Inc.,
5.60%, 5/15/15	135	145
Allstate Corp. (The),
7.45%, 5/16/19	140	163
MetLife, Inc.,
6.75%, 6/1/16	75	84
6.82%, 8/15/18	220	245
7.72%, 2/15/19	40	47
Principal Financial Group, Inc.,
8.88%, 5/15/19	140	162

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Insurance (cont’d)
Prudential Financial, Inc.,
4.75%, 9/17/15	$230	$233
6.63%, 12/1/37	95	98
7.38%, 6/15/19	70	79
		1,256
Metals & Mining (0.1%)
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/1/17	60	66
Newmont Mining Corp.,
5.13%, 10/1/19	315	316
Rio Tinto Finance USA Ltd.,
9.00%, 5/1/19	130	165
Vale Overseas Ltd.,
5.63%, 9/15/19	160	162
		709
Office Electronics (0.0%)
Xerox Corp.,
5.63%, 12/15/19	45	45
6.35%, 5/15/18	120	125
		170
Oil, Gas & Consumable Fuels (0.4%)
Enterprise Products Operating LLC,
5.25%, 1/31/20	100	99
6.50%, 1/31/19	220	238
Helix Energy Solutions Group, Inc. (Convertible),
3.25%, 12/15/25	693	627
Hess Corp.,
6.00%, 1/15/40	175	174
Petrobras International Finance Co.,
5.75%, 1/20/20	410	419
Questar Market Resources, Inc.,
6.80%, 4/1/18	200	209
Transocean, Inc.,
6.00%, 3/15/18	175	187
Weatherford International Ltd.,
9.63%, 3/1/19	400	500
XTO Energy, Inc.,
5.50%, 6/15/18	295	315
		2,768
Pharmaceuticals (1.6%)
Allergan, Inc. (Convertible),
1.50%, 4/1/26	1,156	1,337
AmerisourceBergen Corp.,
4.88%, 11/15/19	115	114
Cephalon, Inc. (Convertible),
2.50%, 5/1/14	2,123	2,380
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	75	81
6.38%, 5/15/38	70	78
King Pharmaceuticals, Inc. (Convertible),
1.25%, 4/1/26	1,690	1,574
Medco Health Solutions, Inc.,
7.13%, 3/15/18	280	315
Merck & Co., Inc.,
5.00%, 6/30/19	280	292
Mylan, Inc. (Convertible),
1.25%, 3/15/12	3,362	3,505
Pfizer, Inc.,
6.20%, 3/15/19	650	724
Wyeth,
5.45%, 4/1/17	30	32
5.50%, 2/15/16	45	48
6.45%, 2/1/24	95	106
		10,586
Real Estate Investment Trusts (REIT) (0.1%)
AvalonBay Communities, Inc.,
6.10%, 3/15/20	160	164
Simon Property Group LP,
6.75%, 5/15/14	195	208
		372
Real Estate Management & Development (0.0%)
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	210	192
7.13%, 6/15/12	10	10
		202
Road & Rail (0.1%)
CSX Corp.,
7.38%, 2/1/19	120	137
Norfolk Southern Corp.,
5.75%, 1/15/16	155	165
Union Pacific Corp.,
6.13%, 2/15/20	105	114
7.88%, 1/15/19	250	303
		719
Semiconductors & Semiconductor Equipment (0.7%)
KLA-Tencor Corp.,
6.90%, 5/1/18	135	142
Linear Technology Corp. (Convertible),
3.00%, 5/1/27	819	825
3.00%, 5/1/27 (a)	1,193	1,202
ON Semiconductor Corp. (Convertible),
2.63%, 12/15/26	723	807
Xilinx, Inc. (Convertible),
3.13%, 3/15/37	763	710
3.13%, 3/15/37 (a)	1,302	1,211
		4,897
Software (0.3%)
Symantec Corp. (Convertible),
0.75%, 6/15/11	1,071	1,170
1.00%, 6/15/13	984	1,108
		2,278
Sovereign (0.1%)
Republic of Italy,
6.88%, 9/27/23	290	329

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Specialty Retail (0.1%)
Home Depot, Inc.,
5.88%, 12/16/36	$210	$204
Kohl’s Corp.,
6.88%, 12/15/37	190	216
		420
Steel (0.4%)
Allegheny Technologies, Inc. (Convertible),
4.25%, 6/1/14	1,614	2,217
ArcelorMittal,
9.85%, 6/1/19	525	680
		2,897
Telecommunications (0.0%)
Corning, Inc.,
6.63%, 5/15/19	85	93

Tobacco (0.1%)
Altria Group, Inc.,
9.25%, 8/6/19	160	195
BAT International Finance plc,
9.50%, 11/15/18 (a)	150	191
Philip Morris International, Inc.,
5.65%, 5/16/18	210	221
		607
U.S. Agency Securities (1.1%)
Federal Home Loan Mortgage Corp.,
3.00%, 7/28/14	2,100	2,131
4.88%, 6/13/18	1,000	1,072
5.00%, 4/18/17	1,500	1,631
6.75%, 3/15/31	650	794
Federal National Mortgage Association,
4.38%, 10/15/15	1,520	1,619
		7,247
U.S. Treasury Securities (9.0%)
U.S. Treasury Bonds,
3.50%, 2/15/39	1,200	983
4.25%, 5/15/39	250	235
5.38%, 2/15/31	8,800	9,727
6.63%, 2/15/27	2,500	3,123
8.13%, 8/15/21	2,700	3,704
U.S. Treasury Notes,
0.75%, 11/30/11	12,315	12,239
1.50%, 12/31/13	4,500	4,383
1.75%, 3/31/14	3,500	3,418
2.13%, 11/30/14	6,300	6,153
2.38%, 10/31/14	12,300	12,170
2.63%, 7/31/14	1,000	1,005
2.75%, 2/15/19	500	460
4.00%, 8/15/18	3,055	3,121
		60,721
Utilities (0.8%)
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	75	73
7.88%, 4/1/13	70	79
EDF S.A.,
6.50%, 1/26/19 (a)	240	270
Enel Finance International S.A.,
5.13%, 10/7/19 (a)	325	328
Exelon Generation Co. LLC,
5.20%, 10/1/19	425	426
FirstEnergy Solutions Corp.,
6.05%, 8/15/21	350	354
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	405	430
NiSource Finance Corp.,
6.80%, 1/15/19	175	187
Ohio Power Co.,
5.38%, 10/1/21	100	101
6.00%, 6/1/16	185	196
PG&E Corp. (Convertible),
9.50%, 6/30/10	517	1,585
Plains All American Pipeline LP/PAA
Finance Corp.,
6.70%, 5/15/36	175	179
8.75%, 5/1/19	150	177
PPL Energy Supply LLC,
6.30%, 7/15/13	140	151
6.50%, 5/1/18	100	104
Progress Energy, Inc.,
7.05%, 3/15/19	270	303
Spectra Energy Capital LLC,
7.50%, 9/15/38	120	133
Texas Eastern Transmission LP,
7.00%, 7/15/32	165	186
Virginia Electric & Power Co.,
8.88%, 11/15/38	285	404
		5,666
Wireless Telecommunication Services (0.2%)
AT&T Corp.,
8.00%, 11/15/31	240	294
AT&T, Inc.,
6.15%, 9/15/34	125	124
6.30%, 1/15/38	610	621
		1,039
Total Fixed Income Securities (Cost $188,264)		196,822

	Shares
Common Stocks (64.0%)
Aerospace & Defense (0.3%)
General Dynamics Corp.	33,000	2,250

Air Freight & Logistics (0.3%)
FedEx Corp.	26,300	2,195

Automobiles (0.4%)
Ford Motor Co. (d)	56,400	564
Harley-Davidson, Inc.	93,120	2,347
		2,911
Beverages (0.6%)
Coca-Cola Co. (The)	76,560	4,364

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Capital Markets (1.4%)
Charles Schwab Corp. (The)	349,100	$6,570
State Street Corp.	58,300	2,538
		9,108
Chemicals (1.8%)
Bayer AG ADR	91,510	7,302
Dow Chemical Co. (The)	179,900	4,971
		12,273
Commercial Banks (2.7%)
Fifth Third Bancorp.	243,100	2,370
First Horizon National Corp. (d)	99,393	1,332
PNC Financial Services Group, Inc.	157,280	8,303
U.S. Bancorp	87,100	1,960
Wells Fargo & Co.	156,500	4,224
		18,189
Commercial Services & Supplies (1.4%)
Avery Dennison Corp.	59,900	2,186
Cintas Corp.	85,700	2,232
Manpower, Inc.	52,839	2,884
Robert Half International, Inc.	81,900	2,189
		9,491
Communications & Media (4.5%)
Comcast Corp., Class A	376,565	6,349
Time Warner Cable, Inc.	99,521	4,119
Time Warner, Inc.	291,820	8,504
Viacom, Inc., Class B (d)	379,595	11,285
		30,257
Communications Equipment (1.0%)
Cisco Systems, Inc. (d)	284,620	6,814

Computers & Peripherals (1.7%)
Dell, Inc. (d)	165,600	2,378
Hewlett-Packard Co.	175,130	9,021
		11,399
Diversified Financial Services (5.4%)
Bank of America Corp.	550,300	8,288
BB&T Corp.	116,600	2,958
Citigroup, Inc.	958,900	3,174
JPMorgan Chase & Co.	524,336	21,849
		36,269
Diversified Telecommunication Services (0.7%)
Verizon Communications, Inc.	143,430	4,752

Electric Utilities (3.0%)
American Electric Power Co., Inc.	273,205	9,505
Edison International	63,900	2,222
Entergy Corp.	45,457	3,720
FirstEnergy Corp.	97,590	4,533
		19,980
Energy Equipment & Services (1.4%)
Schlumberger Ltd.	89,930	5,853
Smith International, Inc.	133,000	3,614
		9,467
Food & Staples Retailing (2.8%)
Sysco Corp.	180,700	5,049
Walgreen Co.	121,000	4,443
Wal-Mart Stores, Inc.	169,400	9,054
		18,546
Food Products (1.9%)
Kraft Foods, Inc., Class A	337,400	9,171
Unilever N.V. (NY Shares)	108,490	3,507
		12,678
Health Care Equipment & Supplies (1.4%)
Boston Scientific Corp. (d)	340,960	3,069
Covidien plc	132,617	6,351
		9,420
Health Care Providers & Services (1.0%)
Cardinal Health, Inc.	85,600	2,760
UnitedHealth Group, Inc.	132,900	4,051
		6,811
Hotels, Restaurants & Leisure (0.2%)
Starbucks Corp. (d)	50,270	1,159

Household Durables (0.9%)
Sony Corp. ADR	200,850	5,825

Industrial Conglomerates (4.2%)
Agilent Technologies, Inc. (d)	175,100	5,440
General Electric Co.	802,300	12,139
Siemens AG ADR	48,910	4,485
Tyco International Ltd. (d)	181,847	6,488
		28,552
Insurance (4.0%)
Chubb Corp.	115,702	5,690
Marsh & McLennan Cos., Inc.	589,250	13,011
Transatlantic Holdings, Inc.	27,000	1,407
Travelers Cos., Inc. (The)	134,277	6,695
		26,803
Internet Software & Services (2.0%)
eBay, Inc. (d)	405,250	9,539
Yahoo!, Inc. (d)	215,900	3,623
		13,162
Machinery (1.4%)
Dover Corp.	141,800	5,900
Ingersoll-Rand plc	96,643	3,454
		9,354
Metals & Mining (1.0%)
Freeport-McMoRan Copper & Gold, Inc. (d)	42,100	3,380
Newmont Mining Corp.	63,950	3,026
		6,406
Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	153,870	9,604
BP plc ADR	82,080	4,758
ConocoPhillips	72,490	3,702
Devon Energy Corp.	66,900	4,917

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Oil, Gas & Consumable Fuels (cont’d)
Exxon Mobil Corp.	89,260	$6,087
Hess Corp.	55,200	3,340
Occidental Petroleum Corp.	128,170	10,427
Royal Dutch Shell plc, Class A ADR	146,030	8,778
		51,613
Personal Products (0.6%)
Estee Lauder Cos., Inc. (The), Class A	89,870	4,346

Pharmaceuticals (4.3%)
Abbott Laboratories	67,350	3,636
Bristol-Myers Squibb Co.	314,420	7,939
Merck & Co., Inc.	148,388	5,422
Pfizer, Inc.	383,000	6,967
Roche Holding AG ADR	124,720	5,263
		29,227
Semiconductors & Semiconductor Equipment (1.3%)
Intel Corp.	247,940	5,058
Lam Research Corp. (d)	97,171	3,810
		8,868
Software (0.2%)
Symantec Corp. (d)	61,875	1,107

Specialty Retail (1.6%)
Gap, Inc. (The)	157,600	3,302
Home Depot, Inc.	266,610	7,713
		11,015
Wireless Telecommunication Services (0.9%)
Vodafone Group plc ADR	259,200	5,985
Total Common Stocks (Cost $396,683)		430,596

Preferred Stocks (2.0%)
Commercial Banks (0.2%)
KeyCorp., 7.75% (Convertible)	17,590	1,410

Commercial Services & Supplies (0.2%)
Avery Dennison Corp., 7.88% (Convertible)	39,210	1,517

Diversified Financial Services (0.3%)
Bank of America Corp., 10.0% (Convertible) (c)(d)	114,000	1,701

Electric Utilities (0.3%)
CenterPoint Energy, Inc., 0.25% (Convertible) (c)(d)	62,215	1,692

Food Products (0.2%)
Archer-Daniels-Midland Co., 6.25% (Convertible)	34,250	1,494

Health Care Providers & Services (0.3%)
Healthsouth Corp., 6.50% (Convertible) (a)	785	650
Omnicare Capital Trust II, 4.00% (Convertible)	44,400	1,639
		2,289
Oil, Gas & Consumable Fuels (0.5%)
El Paso Energy Capital Trust I, 4.75% (Convertible)	95,499	3,490
Total Preferred Stocks (Cost $14,000)		13,593

Short-Term Investments (4.6%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (e)	29,960,876	29,961

	Face Amount
	(000)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
0.10%, 5/6/10 (f)(g)	$870	870
Total Short-Term Investments (Cost $30,831)		30,831
Total Investments (99.9%) (Cost $629,778)		671,842
Other Assets in Excess of Liabilities (0.1%)		940
Net Assets (100%)		$672,782

(a)                        144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)                       Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest rate shown is the rate in effect at December 31, 2009.

(c)                        Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2009.

(d)                       Non-income producing security.

(e)                        See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(f)                          All or a portion of the security was pledged to cover margin requirements for futures contracts.

(g)                       Rate shown is the yield to maturity at December 31, 2009.

ADR           American Depositary Receipt

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 5 yr. Note	72	$8,236	Mar-10	$(150)
Short:
U.S. Treasury 2 yr. Note	42	9,083	Mar-10	56
U.S. Treasury 10 yr. Note	74	8,544	Mar-10	212
U.S. Treasury 30 yr. Bond	72	8,307	Mar-10	341
				$459

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

Credit Default Swap Agreements

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payments (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America
Sealed Air Corp., 5.63%, 7/15/13	Buy	$90	1.12%	3/20/18	$—	$—	@

@  Amount is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,250	$—		$—	$2,250
Air Freight & Logistics	2,195	—		—	2,195
Automobiles	2,911	—		—	2,911
Beverages	4,364	—		—	4,364
Capital Markets	9,108	—		—	9,108
Chemicals	12,273	—		—	12,273
Commercial Banks	18,189	—		—	18,189
Commercial Services & Supplies	9,491	—		—	9,491
Communications & Media	30,257	—		—	30,257
Communications Equipment	6,814	—		—	6,814
Computers & Peripherals	11,399	—		—	11,399
Diversified Financial Services	36,269	—		—	36,269
Diversified Telecommunication Services	4,752	—		—	4,752
Electric Utilities	19,980	—		—	19,980
Energy Equipment & Services	9,467	—		—	9,467
Food & Staples Retailing	18,546	—		—	18,546
Food Products	12,678	—		—	12,678
Health Care Equipment & Supplies	9,420	—		—	9,420
Health Care Providers & Services	6,811	—		—	6,811
Hotels, Restaurants & Leisure	1,159	—		—	1,159
Household Durables	5,825	—		—	5,825
Industrial Conglomerates	28,552	—		—	28,552
Insurance	26,803	—		—	26,803
Internet Software & Services	13,162	—		—	13,162
Machinery	9,354	—		—	9,354
Metals & Mining	6,406	—		—	6,406
Oil, Gas & Consumable Fuels	51,613	—		—	51,613
Personal Products	4,346	—		—	4,346
Pharmaceuticals	29,227	—		—	29,227
Semiconductors & Semiconductor Equipment	8,868	—		—	8,868
Software	1,107	—		—	1,107
Specialty Retail	11,015	—		—	11,015
Wireless Telecommunication Services	5,985	—		—	5,985
Total Common Stocks	430,596	—		—	430,596
Credit Default Swap Agreements	—	—	@	—	—	@
Fixed Income Securities
Advertising	—	114		—	114
Aerospace & Defense	—	2,738		—	2,738
Agency Bonds — Banking (FDIC Guaranteed)	—	8,959		—	8,959
Agency Fixed Rate Mortgages	—	31		—	31
Agriculture	—	103		—	103
Air Freight & Logistics	—	11		—	11
Asset Backed Securities	—	133		—	133
Auto Parts & Equipment	—	2,244		—	2,244
Automobiles	—	3,848		—	3,848
Beverages	—	244		—	244
Biotechnology	—	13,083		—	13,083
Chemicals	—	260		—	260
Commercial Banks	—	1,837		—	1,837
Commercial Services & Supplies	—	446		—	446
Communications & Media	—	11,748		—	11,748
Communications Equipment	—	2,207		—	2,207
Computers & Peripherals	—	7,030		—	7,030

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Equity and Income Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Fixed Income Securities (cont’d)
Containers & Packaging	$—	$101	$—	$101
Diversified Financial Services	—	18,458	—	18,458
Diversified Telecommunication Services	—	3,794	—	3,794
Electric Utilities	—	251	—	251
Electrical Equipment	—	177	—	177
Electronic Equipment, Instruments & Components	—	115	—	115
Entertainment	—	2,565	—	2,565
Food & Staples Retailing	—	574	—	574
Food Products	—	1,399	—	1,399
Health Care Equipment & Supplies	—	825	—	825
Health Care Providers & Services	—	5,256	—	5,256
Hotels, Restaurants & Leisure	—	265	—	265
Industrial Conglomerates	—	5,030	—	5,030
Insurance	—	1,256	—	1,256
Metals & Mining	—	709	—	709
Office Electronics	—	170	—	170
Oil, Gas & Consumable Fuels	—	2,768	—	2,768
Pharmaceuticals	—	10,586	—	10,586
Real Estate Investment Trusts (REIT)	—	372	—	372
Real Estate Management & Development	—	202	—	202
Road & Rail	—	719	—	719
Semiconductors & Semiconductor Equipment	—	4,897	—	4,897
Software	—	2,278	—	2,278
Sovereign	—	329	—	329
Specialty Retail	—	420	—	420
Steel	—	2,897	—	2,897
Telecommunications	—	93	—	93
Tobacco	—	607	—	607
U.S. Agency Securities	—	7,247	—	7,247
U.S. Treasury Securities	—	60,721	—	60,721
Utilities	—	5,666	—	5,666
Wireless Telecommunication Services	—	1,039	—	1,039
Total Fixed Income Securities	—	196,822	—	196,822
Futures Contracts	609	—	—	609
Preferred Stocks
Commercial Banks	1,410	—	—	1,410
Commercial Services & Supplies	1,517	—	—	1,517
Diversified Financial Services	1,701	—	—	1,701
Electric Utilities	—	1,692	—	1,692
Food Products	1,494	—	—	1,494
Health Care Providers & Services	—	2,289	—	2,289
Oil, Gas & Consumable Fuels	—	3,490	—	3,490
Total Preferred Stocks	6,122	7,471	—	13,593
Short-Term Investments
Investment Company	29,961	—	—	29,961
U.S. Treasury Security	—	870	—	870
Total Short-Term Investments	29,961	870	—	30,831
Total Assets	467,288	205,163	—	672,451
Liabilities:
Futures Contracts	150	—	—	150
Total Liabilities	150	—	—	150
Total	$467,138	$205,163	$—	$672,301

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Equity and Income Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $599,817)	$641,881
Investments in Securities of Affiliated Issuers, at Value (Cost $29,961)	29,961
Total Investments in Securities, at Value (Cost $629,778)	671,842
Interest Receivable	1,559
Dividends Receivable	756
Receivable for Portfolio Shares Sold	366
Due from Broker	58
Receivable for Investments Sold	43
Receivable from Affiliate	12
Unrealized Appreciation on Swap Agreements	—	@
Other Assets	15
Total Assets	674,651
Liabilities:
Investment Advisory Fees Payable	674
Payable for Investments Purchased	505
Payable for Forward Commitments	370
Administration Fees Payable	142
Payable for Portfolio Shares Redeemed	111
Distribution Fees — Class II Shares	28
Custodian Fees Payable	7
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	32
Total Liabilities	1,869
NET ASSETS	$672,782
Net Assets Consist of:
Paid-in Capital	$692,261
Undistributed Net Investment Income	11,481
Accumulated Net Realized Loss	(73,483)
Unrealized Appreciation (Depreciation) on:
Investments	42,064
Futures Contracts	459
Swaps	—	@
Net Assets	$672,782
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 52,552,684 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Equity and Income Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$9,592
Interest from Securities of Unaffiliated Issuers	6,191
Dividends from Securities of Affiliated Issuers	94
Total Investment Income	15,877
Expenses:
Investment Advisory Fees (Note B)	2,336
Distribution Fees — Class II Shares (Note D)	1,961
Administration Fees (Note C)	1,402
Professional Fees	57
Custodian Fees (Note F)	38
Shareholder Reporting Fees	33
Directors’ Fees and Expenses	14
Transfer Agency Fees (Note E)	4
Other	25
Total Expenses	5,870
Distribution Fees — Class II Shares Waived (Note D)	(1,681)
Rebate from Morgan Stanley Affiliates (Note I)	(45)
Expense Offset (Note F)	— @
Net Expenses	4,144
Net Investment Income	11,733
Realized Gain (Loss) on:
Investments Sold from Unaffiliated Issuers	(32,169)
Investment Sold from Affiliated Issuer (Note I)	(308)
Foreign Currency Exchange Contracts	(4)
Foreign Currency Transactions	— @
Futures Contracts	4,592
Options Written	(96)
Swap Agreements	29
Net Realized Loss	(27,956)
Change in Unrealized Appreciation (Depreciation) on:
Investments	132,909
Foreign Currency Translations	— @
Futures Contracts	2,015
Options Written	108
Swap Agreements	(58)
Net Change in Unrealized Appreciation (Depreciation)	134,974
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	107,018
Net Increase in Net Assets Resulting from Operations	$118,751

@  Amount is less than $500.

14	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Equity and Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$11,733	$15,786
Net Realized Loss	(27,956)	(42,028)
Net Change in Unrealized Appreciation (Depreciation)	134,974	(135,583)
Increase from Payment by Affiliate (Note J)	—	26
Net Increase (Decrease) in Net Assets Resulting from Operations	118,751	(161,799)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(15,771)	(15,234)
Net Realized Gain	—	(20,502)
Total Distributions	(15,771)	(35,736)
Capital Share Transactions:(1)
Class II:
Subscriptions	116,829	125,673
Distributions Reinvested	15,771	35,736
Redemptions	(79,922)	(158,647)
Net Increase in Net Assets Resulting from Capital Share Transactions	52,678	2,762
Total Increase (Decrease) in Net Assets	155,658	(194,773)
Net Assets:
Beginning of Period	517,124	711,897
End of Period (Including Undistributed Net Investment Income of $11,481 and $15,704)	$672,782	$517,124
(1) Capital Share Transactions:
Class II:
Shares Subscribed	10,390	9,684
Shares Issued on Distributions Reinvested	1,505	2,827
Shares Redeemed	(7,373)	(12,768)
Net Increase (Decrease) in Class II Shares Outstanding	4,522	(257)

The accompanying notes are an integral part of the financial statements.	15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Equity and Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$10.77	$14.74	$14.89		$13.69	$12.97
Income (Loss) from Investment Operations
Net Investment Income#	0.24	0.32	0.35		0.32	0.24
Net Realized and Unrealized Gain (Loss)	2.11	(3.56)	0.17		1.35	0.71
Total from Investment Operations	2.35	(3.24)	0.52		1.67	0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.31)	(0.28)		(0.16)	(0.09)
Net Realized Gain	—	(0.42)	(0.39)		(0.31)	(0.14)
Total Distributions	(0.32)	(0.73)	(0.67)		(0.47)	(0.23)
Net Asset Value, End of Period	$12.80	$10.77	$14.74		$14.89	$13.69
Total Return ±	22.49%	(22.68)%‡	3.36%		12.58%	7.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$672,782	$517,124	$711,897		$570,626	$406,725
Ratio of Expenses to Average Net Assets(1)	0.74%+	0.75%+	0.74	%+	0.78%	0.83%
Ratio of Net Investment Income to Average Net Assets(1)	2.09%+	2.50%+	2.31	%+	2.25%	1.79%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	81%	95%	70%		56%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.04%+	1.05%+	1.04	%+	1.08%	1.13%
Net Investment Income to Average Net Assets	1.79%+	2.20%+	2.01	%+	1.95%	1.49%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

‡

The Adviser reimbursed the Portfolio for losses incurred on derivative transactions which breached an investment guideline of the Portfolio during the period. The impact of this reimbursement is reflected in the total return shown above. Without this reimbursement, the total return for Class II would have been (22.68)%. (See Note J within the Notes to Financial Statements)

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

16	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Equity and Income Portfolio. The Portfolio seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              When-Issued/Delayed Delivery Securities: The Portfolio may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Futures. In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options. In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease the Portfolio’s exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Options written for the year ended December 31, 2009 were as follows:

	Total Number of Contracts	Total Premiums Received (000)
Options Outstanding - January 1, 2009	114	$57
Options Written	307	58
Options Terminated in Closing Purchase Transactions	(421)	(115)
Options Outstanding - December 31, 2009	—	$—

Swaps. In respect to swaps, the Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification(TM) (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolio adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments. The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures Contracts (000)(a)	Swap Agreements (000)
Assets:
Credit Risk	Receivables	$—	$—	@
Interest Rate Risk	Receivables	609	—
Total		$609	$—	@
Liabilities:
Interest Rate Risk	Payables	$150	$—

@            Amount is less than $500.

(a)          This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(4)
Equity Risk	Futures Contracts	2,156
Interest Rate Risk	Futures Contracts Purchased and Written	2,436
Interest Rate Risk	Options(b)	(52)
Credit Risk	Swap Agreements	35
Interest Rate Risk	Swap Agreements	(6)
Total		$4,565

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts Purchased and Written	$2,015
Interest Rate Risk	Options(b)	(54)
Credit Risk	Swap Agreements	(58)
Total		$1,903

(b)         The realized gain (loss) for purchased options is reported within realized gains (losses) on investments sold, at value on the Statement of Operations. The unrealized gain (loss) for purchased options is reported within unrealized gains (losses) on investments, at value on the Statements of Operations.

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Fair Value Measurement: In accordance with Financial In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $150 million	Next $100 million	Next $100 million	Over $350 million
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.00%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $1,681,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$15,771	$—	$19,915	$15,821

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, paydown adjustments, basis adjustments for return of capital sold and basis adjustments for credit default swap sold, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(185)	$185	$—

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$11,487	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$630,804	$59,251	$(18,213)	$41,038

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $824,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $70,824,000, of which $23,179,000 will expire on December 31, 2016 and $47,645,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invested in Mitsubishi UFJ Financial Group, Inc., a bank holding company advised by an affiliate of the Adviser. During the year ended December 31, 2009, the Portfolio sold 100,380 shares of Mitsubishi UFJ Financial Group, Inc. for a realized loss of $308,020.

A summary of the Portfolio’s transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$623	$—	$630	$5	$—

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $45,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$30,330	$184,374	$184,743	$89	$29,961

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $348,335,000 and $304,821,000, respectively. For the year ended December 31, 2009, purchases and sales of long-term U.S. Government securities were approximately $123,273,000 and $122,641,000, respectively.

During the year ended December 31, 2009, the Portfolio incurred approximately $22,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Reimbursement by Affiliate: The Adviser reimbursed the Portfolio for a $26,087 loss incurred on derivative transactions that breached an investment guideline of the Portfolio

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

during the year ended December 31, 2008. The amount is reflected in the Statements of Changes in Net Assets.

K. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.4% for Class II shares.

L. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Equity and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity and Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity and Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 64.5% of the dividends qualified for the dividends received deduction.

20.3% of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $76,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFEIPANN
IU10-00692P-Y12/09

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

Global Franchise Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Class II	$1,000.00	$1,237.90	$1,019.21	$6.71	$6.06	1.19%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that Morgan Stanley Investment Management Inc. (the “Adviser”) believes have, among other things, resilient business franchises and growth potential. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-markets countries are greater than risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.56%, net of fees, for Class II shares. The Portfolio’s Class II shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 29.99%.

Factors Affecting Performance

•                  Equity investors experienced a bit of a roller coaster ride as most global markets hit new lows in March and then rebounded substantially, with the MSCI World Index returning 30% for the year. Since March, the preference of the market has been for leveraged balance sheets, leveraged profit structures and cyclical (that is, economically sensitive) sectors. The market’s preference suggests that the worst of the recession is past and economic activity is returning to normal.

•                  The Portfolio outperformed the Index in the first quarter as cyclicals, particularly financials and materials, continued to be downgraded for most of the quarter, and the Portfolio benefited from underweight allocations to these sectors. However, market conditions shifted dramatically in mid-March as massive government stimulus packages, incentive programs and monetary easing rekindled the market’s appetite for risk. The Portfolio underperformed the next two quarters as cyclical sectors — particularly banks, industrials and materials — soared with confidence that financial meltdown had been avoided. The fourth quarter saw a bit of a pullback in financials as investors started questioning the adequacy of banks’ tier 1 capital ratios and the possibility of a more stringent regulatory environment. The Portfolio outperformed as financials sold off to the benefit of defensive sectors such as consumer staples, the Portfolio’s largest sector weighting.

•                  For the period overall, the Portfolio’s underweights in the market’s weakest sectors (utilities and telecommunications), along with good stock selection decisions in consumer staples and industrials, were beneficial to relative returns. This positioning allowed the Portfolio to perform largely in line with the Index for the period.

•                  The Portfolio’s overweight allocation to consumer staples and the underweight to the strong performing technology sector detracted from performance on a relative basis for the 12-month period.

•      Positive contributors to performance during the period were Swedish Match AB, Harley-Davidson and British American Tobacco plc.*

•      The largest detractors were Kao Corp., Pernod Ricard and Brown-Forman Corp.*

Management Strategies

•                  During the year, we sold out of Harley-Davidson and C&C Group. We reduced positions in Starbucks and eBay on the back of concerns of franchise erosion. We initiated a position in Dr. Pepper Snapple Group, Inc. and added to positions in Reckitt Benckiser Group plc and Procter & Gamble Co.*

•                  We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Portfolio’s philosophy of seeking exceptional quality at compelling value.

•                  We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

*                 The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Global Franchise Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Since Inception(4)
Portfolio — Class II(3)	29.56%	6.58%	10.24%
MSCI World Index	29.99	2.01	7.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 30, 2003.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	24.9%
Food Products	19.9
Household Products	10.1
Media	9.6
Beverages	7.5
Other*	24.8
Short-Term Investment	3.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Finland (3.2%)
Kone Oyj, Class B	83,697	$3,577

France (2.8%)
Danone S.A.	51,336	3,126

Ireland (4.5%)
Experian plc	495,942	4,903

Japan (2.4%)
Kao Corp.	111,000	2,591

Netherlands (6.7%)
Reed Elsevier N.V.	273,820	3,360
Wolters Kluwer N.V.	181,913	3,987
		7,347
Sweden (5.3%)
Swedish Match AB	267,447	5,847

Switzerland (9.0%)
Nestle S.A. (Registered)	120,818	5,869
Novartis AG (Registered)	73,229	3,990
		9,859
United Kingdom (29.5%)
British American Tobacco plc	286,963	9,309
Cadbury plc	352,492	4,536
Diageo plc	154,646	2,697
Imperial Tobacco Group plc	214,918	6,773
Reckitt Benckiser Group plc	77,320	4,189
Unilever plc	155,701	4,984
		32,488
United States (33.1%)
Brown-Forman Corp., Class B	46,210	2,475
Career Education Corp. (a)	65,741	1,532
Dr. Pepper Snapple Group, Inc.	106,082	3,002
eBay, Inc. (a)	148,009	3,484
Fortune Brands, Inc.	49,299	2,130
Kellogg Co.	62,951	3,349
McGraw-Hill Cos., Inc. (The)	94,363	3,162
Moody’s Corp.	100,652	2,698
Philip Morris International, Inc.	111,115	5,355
Procter & Gamble Co. (The)	70,778	4,291
Scotts Miracle-Gro Co. (The), Class A	44,749	1,759
Starbucks Corp. (a)	50,648	1,168
Weight Watchers International, Inc.	66,564	1,941
		36,346
Total Common Stocks (Cost $94,062)		106,084
Short-Term Investment (3.2%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $3,541) (b)	3,540,668	3,541
Total Investments (99.7%) (Cost $97,603) (c)		109,625
Other Assets in Excess of Liabilities (0.3%)		308
Net Assets (100%)		$109,933

(a)	Non-income producing security.
(b)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $69,738,000 and 63.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	2,394	$3,867	1/7/10	USD	3,964	$3,964	$97
GBP	2,394	3,866	1/7/10	USD	3,961	3,961	95
GBP	2,394	3,867	1/7/10	USD	3,964	3,964	97
GBP	2,394	3,866	1/7/10	USD	3,963	3,963	97
		$15,466				$15,852	$386

GBP	— British Pound
USD	— United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$5,477	$2,697	$—	$8,174
Chemicals	1,759	—	—	1,759
Diversified Consumer Services	3,473	—	—	3,473
Diversified Financial Services	2,698	—	—	2,698
Food Products	3,349	18,515	—	21,864
Hotels, Restaurants & Leisure	1,168	—	—	1,168
Household Durables	2,130	—	—	2,130
Household Products	4,291	6,780	—	11,071
Internet Software & Services	3,484	—	—	3,484
Machinery	—	3,577	—	3,577
Media	3,162	7,347	—	10,509
Pharmaceuticals	—	3,990	—	3,990

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Global Franchise Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Common Stocks (cont’d)
Professional Services	$—	$4,903	$—	$4,903
Tobacco	5,355	21,929	—	27,284
Total Common Stocks	36,346	69,738	—	106,084
Foreign Currency Exchange Contracts	—	386	—	386
Short-Term Investment
Investment Company	3,541	—	—	3,541
Total Assets	39,887	70,124	—	110,011
Total	$39,887	$70,124	$—	$110,011

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Franchise Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $94,062)	$106,084
Investment in Security of Affiliated Issuer, at Value (Cost $3,541)	3,541
Total Investments in Securities, at Value (Cost $97,603)	109,625
Unrealized Appreciation on Foreign Currency Exchange Contracts	386
Dividends Receivable	141
Foreign Currency, at Value (Cost $79)	79
Foreign Withholding Tax Reclaim Receivable	47
Receivable for Portfolio Shares Sold	9
Receivable from Affiliate	1
Other Assets	3
Total Assets	110,291
Liabilities:
Investment Advisory Fees Payable	220
Payable for Portfolio Shares Redeemed	84
Administration Fees Payable	24
Distribution Fees — Class II Shares	5
Custodian Fees Payable	4
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	21
Total Liabilities	358
NET ASSETS	$109,933
Net Assets Consist of:
Paid-in Capital	$106,738
Undistributed Net Investment Income	179
Accumulated Net Realized Loss	(9,398)
Unrealized Appreciation (Depreciation) on:
Investments	12,022
Foreign Currency Exchange Contracts and Translations	392
Net Assets	$109,933
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,345,474 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.17

@  Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Franchise Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $127 Foreign Taxes Withheld)	$2,770
Dividends from Security of Affiliated Issuer	5
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	2,775
Expenses:
Investment Advisory Fees (Note B)	785
Distribution Fees — Class II Shares (Note D)	343
Administration Fees (Note C)	246
Professional Fees	31
Custodian Fees (Note F)	23
Shareholder Reporting Fees	17
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other	7
Total Expenses	1,456
Distribution Fees — Class II Shares Waived (Note D)	(294)
Rebate from Morgan Stanley Affiliates (Note I)	(4)
Net Expenses	1,158
Net Investment Income	1,617
Realized Gain (Loss) on:
Investments Sold	(7,229)
Foreign Currency Exchange Contracts	(930)
Foreign Currency Transactions	(41)
Net Realized Loss	(8,200)
Change in Unrealized Appreciation (Depreciation) on:
Investments	32,363
Foreign Currency Translations	(72)
Net Change in Unrealized Appreciation (Depreciation)	32,291
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	24,091
Net Increase in Net Assets Resulting from Operations	$25,708

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Franchise Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,617	$3,445
Net Realized Gain (Loss)	(8,200)	7,642
Net Change in Unrealized Appreciation (Depreciation)	32,291	(58,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,708	(46,957)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(7,980)	(2,437)
Net Realized Gain	(5,143)	(8,712)
Total Distributions	(13,123)	(11,149)
Capital Share Transactions:(1)
Class II:
Subscriptions	3,825	5,018
Distributions Reinvested	13,123	11,149
Redemptions	(18,994)	(38,379)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,046)	(22,212)
Total Increase (Decrease) in Net Assets	10,539	(80,318)
Net Assets:
Beginning of Period	99,394	179,712
End of Period (Including Undistributed Net Investment Income of $179 and $7,513)	$109,933	$99,394
(1) Capital Share Transactions:
Class II:
Shares Subscribed	321	319
Shares Issued on Distributions Reinvested	1,244	809
Shares Redeemed	(1,639)	(2,645)
Net Decrease in Class II Shares Outstanding	(74)	(1,517)

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.81		$18.09	$18.03		$15.42	$13.81
Income (Loss) from Investment Operations
Net Investment Income#	0.19		0.37	0.34		0.25	0.22
Net Realized and Unrealized Gain (Loss)	2.87		(5.42)	1.42		2.99	1.43
Total from Investment Operations	3.06		(5.05)	1.76		3.24	1.65
Distributions from and/or in Excess of:
Net Investment Income	(1.03)		(0.27)	—		(0.24)	—
Net Realized Gain	(0.67)		(0.96)	(1.70)		(0.39)	(0.04)
Total Distributions	(1.70)		(1.23)	(1.70)		(0.63)	(0.04)
Net Asset Value, End of Period	$13.17		$11.81	$18.09		$18.03	$15.42
Total Return ±	29.56%		(28.94)%	9.78%		21.51%	11.98%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$109,933		$99,394	$179,712		$169,392	$152,473
Ratio of Expenses to Average Net Assets(1)	1.18	%+	1.18%+	1.16	%+	1.19%	1.20%
Ratio of Net Investment Income to Average Net Assets(1)	1.65	%+	2.47%+	1.86	%+	1.51%	1.50%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	18%		26%	22%		28%	15%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.48	%+	1.48%+	1.46	%+	1.49%	1.54%
Net Investment Income to Average Net Assets	1.35	%+	2.17%+	1.56	%+	1.21%	1.16%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio’s sub-advisers, Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”)(the “Sub-Advisers”) believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future. The Portfolio had suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that had not previously offered the Portfolio as an investment option. The Portfolio continued to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. Effective August 10, 2009, the Portfolio was re-opened and once again offered its shares to all eligible investors.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized

10

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency
Contracts Risk	Receivables	$386

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(930)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.     Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20% . Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (“Sub-Advisers”) for the Portfolio on a day-to-day basis. The Sub-Advisors select, levy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $294,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,980	$5,143	$3,550	$7,599

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(971)	$971	$—

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$567	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$98,607	$16,923	$(5,905)	$11,018

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $3,272,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $5,122,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$2,815	$25,264	$24,538	$5	$3,541

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,796,000 and $31,919,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.3% for Class II shares.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 15.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $5,143,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $5,000 as qualifying as interest-related dividends.

The Portfolio intends to pass through foreign tax credits of approximately $116,000, and has derived net income from sources within foreign countries amounting to approximately $2,226,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFGFANN
IU10-00441I-Y12/09

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

Global Real Estate Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Class II	$1,000.00	$1,280.50	$1,018.15	$8.05	$7.12	1.40%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the “Portfolio”) seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 41.42%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors which returned 37.89% and the Morgan Stanley Capital International (MSCI) World Index which returned 29.99%.

Factors Affecting Performance

•                 The global real estate securities market gained 37.9% in the 12-month period ending December 31, 2009, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors, but the stocks have still experienced significant declines from peak levels.

•                 North American, European and Asian real estate securities posted large declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. Subsequently, the sector rallied significantly on the back of an improved outlook for the global economy, the strong rally in the broader equity and debt markets, overall improvements in capital market conditions, and the significant volume of successful public real estate company equity offerings which allowed the companies to delever their balance sheets and address upcoming debt maturities.

•                 Significant outperformance within each of the regional sub-portfolios contributed to relative returns, while allocation among the regional sub-portfolios and cash held detracted.

•                 In Asia, the Portfolio benefited from the overweight to Hong Kong, an underweight to Australia, and stock selection in Japan and Singapore. The benefits of those positions were was partially offset by an underweight to Singapore.

•                 In Europe, the Portfolio benefited from stock selection in the U.K. and an underweight to Belgium, though this was modestly offset by stock selection in Sweden and an overweight to the U.K.

•                 In the U.S., the Portfolio benefited from stock selection within and an overweight to the hotel sector, as well as stock selection in the apartment, office, mall and diversified sectors. This was partially offset by stock selection in the mixed office/industrial sector and the overweight to the storage sector.

Management Strategies

•                  The Portfolio is comprised of three regional sub-portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional sub-portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•                  Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2009, the Portfolio was overweight to the Asian listed property sector and underweight to the U.S. and European listed property sectors.

•                  Within Asia, we expect underlying property fundamentals and asset values in key markets within Japan and Hong Kong to remain relatively more stable than other markets given relatively low vacancy and limited new supply over the next few years. The overweight to the Asian region was predominated by real estate operating companies (REOCs) in Japan and Hong Kong. The Hong Kong REOCs posted significant gains and outperformed, ending the period trading at a narrow discount to the net asset values (NAVs) of their underlying property, which may be poised for growth given prospects for a recovery in rents and asset values. The

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Global Real Estate Portfolio

Japanese REOCs underperformed, only posting modest gains and continue to trade at a wide discount to their NAVs, despite better than expected prime office market fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given what we believe are their relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which are capital constrained with more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight to the Australian limited property trust (LPT) sector, which trades at a wide premium to NAVs.

•                 In Europe, the Portfolio ended the year overweight to the U.K., France and Italy and underweight to the remainder of the Continent. Valuations on the Continent ended the period at par to NAV (based on reported NAVs, which reflect only marginal capital value declines since the start of the credit crisis due to limited transactional evidence thus far); however NAVs are generally expected to decline further in most markets. Valuations in the U.K. ended the year at an average 8% premium to reported NAVs, which have started to show positive growth after declining by a cumulative 57% since June 2007.

•                 The Portfolio was underweight to the U.S., which trades at a premium to downward adjusted NAVs. There continues to be a lack of clarity in underlying asset values due to the stagnant investment market, driven by the wide bid-ask spreads for real estate assets. Within the U.S., the Portfolio was overweight to companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight to companies concentrated in the ownership of industrial assets.

•                 In contrast to the relatively more stable outlook for underlying property valuations in Asia, and emerging evidence of capital value improvements in the U.K., in the U.S. and Continental Europe, there are expectations for further weakness in underlying property fundamentals and asset values. However, a key question remains the magnitude of prospective asset value declines from peak levels since transactional evidence continues to be limited in most markets due to the wide bid-ask spread between buyers and sellers. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, a debate has emerged as to whether the magnitude of asset value declines will be less than previously expected. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long-term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

Performance Compared to the FTSE EPRA/ NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio — Class II(4)	41.42%	–3.21%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	37.89	–4.68
MSCI World Index	29.99	–2.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to US Investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary

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The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Global Real Estate Portfolio

and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on April 28, 2006.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	39.8%
Retail	18.0
Office	12.3
Residential	12.0
Other**	14.4
Short-Term Investment	3.5
Total Investments	100.0%

**  Industries representing less than 5% of total investments.

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The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.2%)
Australia (8.5%)
CFS Retail Property Trust REIT	1,182,647	$2,003
Commonwealth Property Office Fund REIT	1,485,909	1,285
Dexus Property Group REIT	215,409	163
GPT Group REIT	5,767,467	3,098
Mirvac Group REIT	246,054	342
Stockland REIT	1,618,920	5,689
Westfield Group REIT	1,512,349	16,866
		29,446
Austria (0.2%)
Conwert Immobilien Invest SE (a)	43,787	536

Belgium (0.1%)
Befimmo SCA Sicafi REIT	5,941	524

Brazil (0.7%)
BR Malls Participacoes S.A. (a)	198,080	2,417

Canada (0.6%)
Extendicare REIT	36,000	328
RioCan REIT	85,040	1,614
		1,942
Finland (0.2%)
Sponda Oyj (a)	216,999	849

France (5.3%)
Fonciere Des Regions REIT	8,972	917
Gecina S.A. REIT	4,174	452
ICADE REIT	29,175	2,775
Klepierre REIT	37,255	1,515
Mercialys S.A. REIT	15,422	543
Silic REIT	9,966	1,213
Unibail-Rodamco SE REIT	49,997	11,006
		18,421
Germany (0.3%)
Alstria Office AG REIT	39,987	432
Deutsche Euroshop AG	17,021	578
		1,010
Hong Kong (19.6%)
China Overseas Land & Investment Ltd.	3,646,080	7,634
China Resources Land Ltd.	2,015,000	4,536
Guangzhou R&F Properties Co., Ltd., Class H	1,371,500	2,394
Hang Lung Properties Ltd.	1,367,000	5,341
Henderson Land Development Co., Ltd.	630,800	4,700
Hongkong Land Holdings Ltd.	1,985,500	9,771
Hysan Development Co., Ltd.	596,819	1,690
Kerry Properties Ltd.	1,202,699	6,073
KWG Property Holding Ltd.	402,500	307
Poly Hong Kong Investments Ltd.	904,000	1,121
Shimao Property Holdings Ltd.	645,500	1,211
Sino Land Co., Ltd.	148,976	288
Sino-Ocean Land Holdings Ltd.	253,000	231
Sun Hung Kai Properties Ltd.	1,473,700	21,867
Swire Pacific Ltd., Class A	3,500	42
Wharf Holdings Ltd.	110,000	629
		67,835
Italy (0.3%)
Beni Stabili S.p.A.	1,363,533	1,121

Japan (12.1%)
Japan Real Estate Investment Corp. REIT	284	2,085
Mitsubishi Estate Co., Ltd.	903,000	14,323
Mitsui Fudosan Co., Ltd.	770,000	12,930
Nippon Building Fund, Inc. REIT	365	2,765
NTT Urban Development Corp.	2,647	1,755
Sumitomo Realty & Development Co., Ltd.	425,000	7,971
		41,829
Malta (0.0%)
BGP Holdings plc (a)(b)	5,886,464	—

Netherlands (1.5%)
Corio N.V. REIT	31,438	2,147
Eurocommercial Properties N.V. CVA REIT	35,596	1,469
ProLogis European Properties (a)	110,918	684
Vastned Retail N.V. REIT	6,629	435
Wereldhave N.V. REIT	4,803	459
		5,194
Singapore (3.4%)
Allgreen Properties Ltd.	390,000	338
CapitaCommercial Trust REIT	1,385,000	1,146
CapitaLand Ltd.	2,155,000	6,383
CapitaMall Trust REIT	1,016,000	1,288
City Developments Ltd.	15,000	123
Keppel Land Ltd.	439,000	1,085
Suntec REIT	855,000	818
Wing Tai Holdings Ltd.	570,000	737
		11,918
Sweden (0.5%)
Castellum AB	39,757	401
Hufvudstaden AB, Class A	193,151	1,460
		1,861
Switzerland (0.9%)
Allreal Holding AG	1,619	193
PSP Swiss Property AG (Registered) (a)	52,152	2,951
		3,144
United Kingdom (7.1%)
Big Yellow Group plc REIT (a)	179,362	1,023
British Land Co. plc REIT	427,676	3,278
Capital & Regional plc (a)	636,632	348
Derwent London plc REIT	55,993	1,183
Development Securities plc	86,671	478
Grainger plc	503,303	1,031
Great Portland Estates plc REIT	152,740	707
Hammerson plc REIT	367,788	2,498
Land Securities Group plc REIT	363,055	3,979
Liberty International plc REIT	225,328	1,856
LXB Retail Properties plc (a)	389,065	609
Minerva plc (a)	272,960	331
Quintain Estates & Development plc (a)	1,160,055	1,114
Safestore Holdings plc	434,006	1,156

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Segro plc REIT	466,416	$2,575
Shaftesbury plc REIT	45,755	290
St. Modwen Properties plc (a)	214,029	665
Unite Group plc (a)	288,309	1,394
		24,515
United States (34.9%)
Acadia Realty Trust REIT	76,781	1,295
AMB Property Corp. REIT	51,419	1,314
Apartment Investment & Management Co., Class A REIT	19,030	303
Assisted Living Concepts, Inc., Class A (a)	41,210	1,087
AvalonBay Communities, Inc. REIT	79,473	6,525
Boston Properties, Inc. REIT	84,460	5,665
Brookfield Properties Corp.	444,009	5,381
Camden Property Trust REIT	72,365	3,066
Capital Senior Living Corp. (a)	49,560	249
Colony Financial, Inc. REIT	28,450	579
Cousins Properties, Inc. REIT	99,188	757
CreXus Investment Corp. REIT (a)	26,340	368
DCT Industrial Trust, Inc. REIT	171,920	863
Digital Realty Trust, Inc. REIT	15,430	776
Duke Realty Corp. REIT	59,690	726
Equity Lifestyle Properties, Inc. REIT	57,755	2,915
Equity Residential REIT	343,219	11,594
Essex Property Trust, Inc. REIT	760	64
Federal Realty Investment Trust REIT	51,241	3,470
Forest City Enterprises, Inc., Class A (a)	269,820	3,178
HCP, Inc. REIT	149,374	4,562
Healthcare Realty Trust, Inc. REIT	113,497	2,436
Host Hotels & Resorts, Inc. REIT (a)	367,129	4,284
Kilroy Realty Corp. REIT	21,875	671
Kite Realty Group Trust REIT	70,250	286
Liberty Property Trust REIT	72,915	2,334
LTC Properties, Inc. REIT	12,700	340
Macerich Co. (The) REIT	8,465	304
Mack-Cali Realty Corp. REIT	84,097	2,907
Morgans Hotel Group Co. (a)	62,877	285
Nationwide Health Properties, Inc. REIT	2,530	89
Pebblebrook Hotel Trust (a)	21,840	481
Post Properties, Inc. REIT	98,879	1,938
PS Business Parks, Inc. REIT	15,208	761
Public Storage REIT	83,506	6,802
Regency Centers Corp. REIT	143,018	5,014
Retail Opportunity Investments Corp. (a)	61,150	618
Senior Housing Properties Trust REIT	186,354	4,076
Simon Property Group, Inc. REIT	173,181	13,820
Sovran Self Storage, Inc. REIT	23,610	844
Starwood Hotels & Resorts Worldwide, Inc.	145,897	5,335
Starwood Property Trust, Inc. REIT	41,400	782
Taubman Centers, Inc. REIT	18,805	675
Ventas, Inc. REIT	73,273	3,205
Vornado Realty Trust REIT	112,729	7,884
		120,908
Total Common Stocks (Cost $261,778)		333,470

	No. of Warrants
Warrant (0.0%)
Fonciere Des Regions, expires 12/31/10 (Cost $—) (a)	8,972	7

	Shares
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $12,070) (c)	12,069,929	12,070
Total Investments (99.7%) (Cost $273,848) (d)		345,547
Other Assets in Excess of Liabilities (0.3%)		967
Net Assets (100%)		$346,514

(a)	Non-income producing security.
(b)

At December 31, 2009, the Portfolio held a fair valued security valued at zero representing 0.0% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(c)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $210,627,000 and 61.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	46	$75	1/4/10	EUR	51	$73	$(2)
JPY	25,696	276	1/5/10	USD	279	279	3
USD	100	100	1/4/10	HKD	777	100	—	@
		$451				$452	$1

EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar
@		Value is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$11,819	$125,723	$—		$137,542
Health Care	16,372	—	—		16,372
Industrial	2,177	3,259	—		5,436
Industrial\Office	3,821	—	—		3,821
Lodging\Resorts	10,385	—	—		10,385
Office	14,624	28,067	—		42,691
Residential	26,405	14,948	—		41,353
Retail	27,096	35,050	—		62,146
Self Storage	7,646	2,179	—		9,825
Specialty	2,505	1,394	—	†	3,899
Total Common Stocks	122,850	210,620	—	†	333,470
Foreign Currency Exchange Contracts	—	3	—		3
Short-Term Investment
Investment Company	12,070	—	—		12,070
Warrants	—	7	—		7
Total Assets	134,920	210,630	—		345,550
Liabilities:
Foreign Currency Exchange Contracts	—	2	—		2
Total Liabilities	—	2	—		2
Total	$134,920	$210,628	$—	†	$345,548

Common Stocks
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09	$—

†  Includes a security which is valued at zero.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Real Estate Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $261,805)	$333,477
Investment in Security of Affiliated Issuer, at Value (Cost $12,070)	12,070
Total Investments in Securities, at Value (Cost $273,875)	345,547
Receivable for Investments Sold	894
Dividends Receivable	891
Foreign Currency, at Value (Cost $877)	875
Foreign Withholding Tax Reclaim Receivable	30
Receivable for Portfolio Shares Sold	15
Unrealized Appreciation on Foreign Currency Exchange Contracts	3
Receivable from Affiliate	3
Other Assets	8
Total Assets	348,266
Liabilities:
Investment Advisory Fees Payable	644
Payable for Investments Purchased	594
Payable for Portfolio Shares Redeemed	250
Administration Fees Payable	73
Distribution Fees — Class II Shares	73
Bank Overdraft	67
Custodian Fees Payable	26
Unrealized Depreciation on Foreign Currency Exchange Contracts	2
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	23
Total Liabilities	1,752
NET ASSETS	$346,514
Net Assets Consist of:
Paid-in Capital	$438,634
Undistributed Net Investment Income	4,763
Accumulated Net Realized Loss	(168,555)
Unrealized Appreciation (Depreciation) on:
Investments	71,672
Foreign Currency Exchange Contracts and Translations	—	@
Net Assets	$346,514
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 44,865,376 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.72

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Real Estate Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $490 Foreign Taxes Withheld)	$10,732
Dividends from Security of Affiliated Issuer	209
Interest from Securities of Unaffiliated Issuers	46
Total Investment Income	10,987
Expenses:
Investment Advisory Fees (Note B)	2,723
Distribution Fees — Class II Shares (Note D)	1,122
Administration Fees (Note C)	803
Custodian Fees (Note F)	152
Shareholder Reporting Fees	133
Professional Fees	49
Directors’ Fees and Expenses	8
Transfer Agency Fees (Note E)	3
Other	11
Total Expenses	5,004
Distribution Fees — Class II Shares Waived (Note D)	(321)
Investment Advisory Fees Voluntarily Waived (Note B)	(193)
Rebate from Morgan Stanley Affiliates (Note I)	(14)
Net Expenses	4,476
Net Investment Income	6,511
Realized Gain (Loss) on:
Investments Sold	(118,313)
Foreign Currency Exchange Contracts	188
Foreign Currency Transactions	167
Net Realized Loss	(117,958)
Change in Unrealized Appreciation (Depreciation) on:
Investments	226,969
Foreign Currency Exchange Contracts	(2)
Foreign Currency Translations	(39)
Net Change in Unrealized Appreciation (Depreciation)	226,928
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	108,970
Net Increase in Net Assets Resulting from Operations	$115,481

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$6,511	$5,052
Net Realized Loss	(117,958)	(50,045)
Net Change in Unrealized Appreciation (Depreciation)	226,928	(129,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	115,481	(174,044)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(63)	(7,994)
Net Realized Gain	—	(18,653)
Total Distributions	(63)	(26,647)
Capital Share Transactions:(1)
Class II:
Subscriptions	64,108	254,191
Distributions Reinvested	63	26,647
Redemptions	(147,237)	(12,861)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(83,066)	267,977
Total Increase in Net Assets	32,352	67,286
Net Assets:
Beginning of Period	314,162	246,876
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $4,763 and $(615))	$346,514	$314,162
(1) Capital Share Transactions:
Class II:
Shares Subscribed	11,700	33,055
Shares Issued on Distributions Reinvested	11	3,234
Shares Redeemed	(24,389)	(1,350)
Net Increase (Decrease) in Class II Shares Outstanding	(12,678)	34,939

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,				Period from April 28, 2006^ to December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$5.46		$10.92	$12.09	$10.00
Income (Loss) from Investment Operations
Net Investment Income#	0.12		0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss)	2.14		(4.67)	(1.14)	2.23
Total from Investment Operations	2.26		(4.53)	(1.01)	2.31
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)†	(0.28)	(0.13)	(0.17)
Net Realized Gain	—		(0.65)	(0.03)	(0.05)
Total Distributions	(0.00	)†	(0.93)	(0.16)	(0.22)
Net Asset Value, End of Period	$7.72		$5.46	$10.92	$12.09
Total Return ±	41.42%		(44.34)%	(8.47)%	23.15	%*
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$346,514		$314,162	$246,876	$180,150
Ratio of Expenses to Average Net Assets(1)	1.40	%+	1.40%+	1.40%+	1.40	%**
Ratio of Net Investment Income to Average Net Assets(1)	2.03	%+	1.69%+	1.10%+	1.05	%**
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	64%		33%	56%	8	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.56	%+	1.57%+	1.58%+	1.86	%**
Net Investment Income to Average Net Assets	1.87	%+	1.52%+	0.92%+	0.60	%**

^	Commencement of Operations
#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*	Not Annualized
**	Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks a combination of current income and capital appreciation. The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) and sub-advisers, Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”) (the “Sub-Advisers”) seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolios financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency
Contracts Risk	Receivables	$3
Liabilities:
Foreign Currency
Contracts Risk	Payables	$2

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$188

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(2)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At December 31, 2009, the Portfolio did not have any outstanding securities on loan. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $222,000.

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

5.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements. At December 31, 2009, the Portfolio did not have any outstanding repurchase agreements.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Portfolio invests a significant portion of its assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transac- tions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based of 0.85% of the average daily net assets of the Portfolio.

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.40% . Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $193,000.

Morgan Stanley Investment Management Limited, (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the “Sub-Advisers”) for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $321,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$63	$—	$20,386	$6,261

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies and basis adjustments for return of capital sold, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(1,070)	$384	$686

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$15,366	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$330,784	$28,721	$(13,958)	$14,763

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, currency losses of approximately $31,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $122,000,000, of which $17,928,000 will expire on December 31, 2016 and $104,072,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $14,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$27,222	$88,818	$103,970	$209	$12,070

For the year ended the December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $196,468,000 and $269,071,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $4,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 94.4% for Class II shares.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio intends to pass through foreign tax credits of approximately $168,000, and has derived net income from sources within foreign countries amounting to approximately $7,798,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’S website at www.sec.gov.

UIFGREANN
IU10-00442I-Y12/09

24

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Global Value Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

Global Value Equity Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Value Equity	$1,000.00	$1,173.90	$1,019.41	$6.30	$5.85	1.15%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Global Value Equity Portfolio

The Global Value Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.99%, net of fees. The Portfolio underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 29.99%.

Factors Affecting Performance

•                  Global equity markets finished the year on a high note, with all major indices posting gains. Market participants were heartened by economic data which pointed to improving, or at least resilient, activity. For instance, comments from the Federal Reserve released in mid-December reflected hesitant confidence in the U.S. economy, indicating, “The housing sector has shown some signs of improvement over recent months. Household spending appears to be expanding at a moderate rate, though it remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit. Businesses are still cutting back on investment, though at a slower pace, and remain reluctant to add to payrolls; they continue to make progress in bringing inventory stocks into better alignment with sales. Financial market conditions have become more supportive of economic growth.” Despite a few positive indicators, the Federal Reserve expects that both inflation and general economic activity will remain subdued; interest rates remain at historic lows.

•                  For the full-year period, the Index returned 30%, quite an exceptional recovery from its -25% return from January through its March low. Those sectors which performed the worst during the 2008 slump were the top performers this year. Materials, financials and, within the consumer discretionary sector, the autos and retail industries all rebounded sharply in the recovery. The technology sector also performed strongly for the full-year period. Conversely, sectors such as utilities, telecommunications, insurance and pharmaceuticals, while still delivering positive returns during the year, lagged the sectors mentioned above.

•                  The Portfolio delivered a positive absolute return of 15.99% for the one-year period. In this environment, where lower quality stocks outperformed, this was not sufficient to keep pace with the extraordinary return of the Index mentioned above. The majority of this relative underperformance came from allocation rather than stock selection decisions. The strategy of the Portfolio is to purchase high quality companies with attractive and sustainable dividend yields which are available at discounted valuations. Financial strength is an essential component of our stock assessment process and we look for companies with strong free cash flow which are not too highly leveraged. On this basis, the Portfolio has a natural overweight to the cash-generative telecommunications, consumer staples and pharmaceutical sectors, which lagged the strong performance of the more cyclical sectors where the Portfolio is underweight.

Management Strategies

•                  The profile of the Portfolio has evolved during the last 12 months. At the start of the year the Portfolio was positioned to be significantly underweight in the financials and cyclical sectors and overweight in the consumer staples and health care sectors. While these weightings have primarily been maintained they have become less pronounced as the year progressed and it became clear that the unprecedented amount of liquidity injected by the central banks globally had affected asset prices. We have selectively added new positions in stocks within the financials sector, primarily within insurance, Japanese financials and some of the more transaction-based companies, as we began to get more clarity on the financial positions of companies within these groups. In addition, a number of attractively valued stocks were added within the cyclical sectors, including the materials, industrials and information technology sectors, and the significant overweight position in the telecommunications services sector was trimmed.

•                  On a regional basis, the Portfolio remains overweight in the U.K. as well as Europe as we see more attractive opportunities on a dividend yield and valuation basis in these regions versus the U.S. The Portfolio is now near market weight in Japan as we have added to the financials and industrials sectors during the year. There is a small hedge (British Pound and Euro into U.S. dollar) on the Portfolio to reduce the currency risk from this positioning.

•                  As interest rates hover at historic lows and credit spreads remain extremely tight, we expect that high dividend yield stocks will begin to look even more attractive to investors

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Global Value Equity Portfolio

seeking an alternative source of income in 2010. The contribution of dividends to overall equity returns is well documented and we expect, as earnings growth stutters along, this will become more apparent to investors. Our team continues to follow a well-defined and disciplined approach to stock selection that clearly reflects the investment philosophy. The stocks that we choose typically have dividends that are strong, sustainable and rising. We focus on financial strength as well as solid business franchises and high quality management. We believe that this is a sound strategy to deliver performance over the longer term.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class I(3)	15.99%	-1.03%	1.82%	4.16%
MSCI World Index	29.99	2.01	-0.24	4.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	9.1%
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	7.5
Diversified Telecommunication Services	6.7
Machinery	6.6
Commercial Banks	5.2
Media	5.2
Other*	50.0
Short-Term Investment	1.5
Total Investments	100.0%

*	Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Global Value Equity Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Austria (1.0%)
Telekom Austria AG	30,599	$437

Finland (1.6%)
Konecranes Oyj	8,530	232
Rautaruukki Oyj	21,068	484
		716
France (9.0%)
BNP Paribas	5,503	434
Cap Gemini S.A.	9,974	452
Euler Hermes S.A.	2,943	219
France Telecom S.A.	26,080	651
GDF Suez S.A.	13,687	594
ICADE REIT	4,090	389
Total S.A.	10,020	642
Vallourec S.A.	4,181	760
		4,141
Germany (3.2%)
Deutsche Post AG (Registered)	25,780	496
E.ON AG	16,019	669
Siemens AG (Registered)	3,468	318
		1,483
Greece (1.0%)
National Bank of Greece S.A. (a)	17,180	438

Ireland (2.8%)
CRH plc	47,331	1,282

Italy (2.5%)
ENI S.p.A.	45,114	1,149

Japan (10.8%)
Amada Co., Ltd.	80,000	496
Canon, Inc.	13,800	583
Daifuku Co., Ltd.	119,000	753
Hoya Corp.	9,688	257
Mori Seiki Co., Ltd.	60,100	538
Nintendo Co., Ltd.	2,109	500
Sumitomo Mitsui Financial Group, Inc.	27,500	784
TDK Corp.	10,800	658
Tokyo Tomin Bank Ltd. (The)	28,000	380
		4,949
Netherlands (6.0%)
Akzo Nobel N.V.	4,865	321
Reed Elsevier N.V.	78,116	958
Unilever N.V. CVA	17,233	562
Wolters Kluwer N.V.	42,743	937
		2,778
Singapore (1.9%)
ComfortDelgro Corp., Ltd.	381,000	443
Singapore Post Ltd.	636,000	456
		899
Spain (1.1%)
Telefonica S.A.	18,454	514

Switzerland (4.1%)
Kuoni Reisen Holding AG (Registered)	885	299
Nestle S.A. (Registered)	11,798	573
Novartis AG (Registered)	19,040	1,037
		1,909
Taiwan (1.7%)
Acer, Inc.	259,000	774

United Kingdom (17.6%)
BHP Billiton plc	8,201	262
BP plc	81,755	791
British American Tobacco plc	42,844	1,390
Diageo plc	26,588	464
GlaxoSmithKline plc	27,204	576
HSBC Holdings plc	29,795	340
IMI plc	27,147	227
Prudential plc	108,777	1,108
Royal Dutch Shell plc, Class A	28,330	855
Scottish & Southern Energy plc	25,035	468
Vodafone Group plc	396,711	919
Willis Group Holdings Ltd.	26,288	693
		8,093
United States (33.5%)
ALLETE, Inc.	11,050	361
AT&T, Inc.	17,411	488
Avery Dennison Corp.	12,396	452
Bank of New York Mellon Corp. (The)	32,830	918
Bemis Co., Inc.	15,163	450
Bristol-Myers Squibb Co.	50,960	1,286
Diebold, Inc.	17,890	509
E.I. du Pont de Nemours & Co.	22,842	769
Eli Lilly & Co.	15,529	555
Goldman Sachs Group, Inc. (The)	2,429	410
Intel Corp.	21,591	440
J.C. Penney Co., Inc.	22,872	609
JPMorgan Chase & Co.	20,699	862
McGraw-Hill Cos., Inc. (The)	14,141	474
Mead Johnson Nutrition Co., Class A	7,045	308
Moody’s Corp.	26,551	712
Philip Morris International, Inc.	36,887	1,778
Potlatch Corp. REIT	22,502	717
Procter & Gamble Co. (The)	5,415	328
Reynolds American, Inc.	18,489	979
Sonoco Products Co.	16,086	470
Texas Instruments, Inc.	21,879	571
Verizon Communications, Inc.	29,824	988
		15,434
Total Common Stocks (Cost $40,612)		44,996

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

	Shares	Value (000)
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (b) (Cost $677)	677,011	$677
Total Investments (99.3%) (Cost $41,289) (c)		45,673
Other Assets in Excess of Liabilities (0.7%)		299
Net Assets (100%)		$45,972

(a)	Non-income producing security.
(b)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $28,869,000 and 63.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	2,762	$3,960	1/6/10	USD	4,137	$4,137	$177
EUR	2,583	3,703	2/8/10	USD	3,709	3,709	6
GBP	828	1,337	1/6/10	USD	1,376	1,376	39
GBP	874	1,411	2/8/10	USD	1,387	1,387	(24)
USD	3,967	3,967	1/6/10	EUR	2,762	3,960	(7)
USD	1,314	1,314	1/6/10	GBP	828	1,337	23
		$15,692				$15,906	$214

EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$952	$—	$952
Beverages	—	464	—	464
Capital Markets	1,328	—	—	1,328
Chemicals	769	321	—	1,090
Commercial Banks	—	2,376	—	2,376
Commercial Services & Supplies	452	—	—	452
Computers & Peripherals	509	774	—	1,283
Construction Materials	—	1,282	—	1,282
Containers & Packaging	920	—	—	920
Diversified Financial Services	1,574	—	—	1,574
Diversified Telecommunication Services	1,476	1,602	—	3,078
Electric Utilities	361	1,137	—	1,498
Electronic Equipment, Instruments & Components	—	915	—	915
Food Products	—	1,135	—	1,135
Hotels, Restaurants & Leisure	—	299	—	299
Household Products	328	—	—	328
Industrial Conglomerates	—	318	—	318
Information Technology Services	—	452	—	452
Insurance	693	1,327	—	2,020
Machinery	—	3,006	—	3,006
Media	474	1,895	—	2,369
Metals & Mining	—	746	—	746
Multiline Retail	609	—	—	609
Multi-Utilities	—	594	—	594
Office Electronics	—	583	—	583
Oil, Gas & Consumable Fuels	—	3,437	—	3,437
Pharmaceuticals	2,149	1,613	—	3,762
Real Estate Investment Trusts (REITs)	717	389	—	1,106
Road & Rail	—	443	—	443
Semiconductors & Semiconductor Equipment	1,011	—	—	1,011
Software	—	500	—	500
Tobacco	2,757	1,390	—	4,147

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Common Stocks (cont’d)
Wireless Telecommunication Services	$—	$919	$—	$919
Total Common Stocks	16,127	28,869	—	44,996
Foreign Currency Exchange Contracts	—	245	—	245
Short-Term Investment
Investment Company	677	—	—	677
Total Assets	16,804	29,114	—	45,918
Liabilities:
Foreign Currency Exchange Contracts	—	31	—	31
Total Liabilities	—	31	—	31
Total	$16,804	$29,083	$—	$45,887

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Value Equity Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $40,612)	$44,996
Investment in Security of Affiliated Issuer, at Value (Cost $677)	677
Total Investments in Securities, at Value (Cost $41,289)	45,673
Unrealized Appreciation on Foreign Currency Exchange Contracts	245
Dividends Receivable	99
Foreign Currency, at Value (Cost $87)	87
Foreign Withholding Tax Reclaim Receivable	15
Receivable for Portfolio Shares Sold	3
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	46,123
Liabilities:
Investment Advisory Fees Payable	59
Unrealized Depreciation on Foreign Currency Exchange Contracts	31
Payable for Portfolio Shares Redeemed	21
Administration Fees Payable	10
Custodian Fees Payable	9
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	21
Total Liabilities	151
NET ASSETS	$45,972
Net Assets Consist of:
Paid-in Capital	$63,063
Undistributed Net Investment Income	643
Accumulated Net Realized Loss	(22,332)
Unrealized Appreciation (Depreciation) on:
Investments	4,384
Foreign Currency Exchange Contracts and Translations	214
Net Assets	$45,972
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,346,130 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.24

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Value Equity Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $131 Foreign Taxes Withheld)	$1,949
Dividends from Security of Affiliated Issuer	2
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	1,951
Expenses:
Investment Advisory Fees (Note B)	292
Administration Fees (Note C)	110
Custodian Fees (Note E)	57
Professional Fees	30
Shareholder Reporting Fees	23
Directors’ Fees and Expenses	2
Transfer Agency Fees (Note D)	— @
Other	9
Total Expenses	523
Investment Advisory Fees Voluntarily Waived (Note B)	(22)
Rebate from Morgan Stanley Affiliates (Note H)	(1)
Net Expenses	500
Net Investment Income	1,451
Realized Gain (Loss) on:
Investments Sold	1,814
Foreign Currency Exchange Contracts	(870)
Foreign Currency Transactions	(85)
Net Realized Gain	859
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,130
Foreign Currency Exchange Contracts	666
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	3,798
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,657
Net Increase in Net Assets Resulting from Operations	$6,108

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Global Value Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,451	$2,056
Net Realized Gain (Loss)	859	(22,314)
Net Change in Unrealized Appreciation (Depreciation)	3,798	(17,478)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,108	(37,736)
Distributions from and/or in Excess of:
Net Investment Income	(3,098)	(2,004)
Net Realized Gain	—	(22,645)
Total Distributions	(3,098)	(24,649)
Capital Share Transactions:(1)
Subscriptions	4,100	4,348
Distributions Reinvested	3,098	24,649
Redemptions	(12,846)	(25,472)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,648)	3,525
Total Decrease in Net Assets	(2,638)	(58,860)
Net Assets:
Beginning of Period	48,610	107,470
End of Period (Including Undistributed Net Investment Income of $643 and $3,254)	$45,972	$48,610
(1) Capital Share Transactions:
Shares Subscribed	611	407
Shares Issued on Distributions Reinvested	508	2,636
Shares Redeemed	(1,975)	(2,369)
Net Increase (Decrease) in 0 Shares Outstanding	(856)	674

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Global Value Equity Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.75		$16.46	$16.99	$14.87	$14.30
Income (Loss) from Investment Operations
Net Investment Income#	0.22		0.30	0.25	0.24	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.77		(5.71)	0.94	2.78	0.59
Total from Investment Operations	0.99		(5.41)	1.19	3.02	0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.35)	(0.33)	(0.26)	(0.15)
Net Realized Gain	—		(3.95)	(1.39)	(0.64)	(0.10)
Total Distributions	(0.50)		(4.30)	(1.72)	(0.90)	(0.25)
Net Asset Value, End of Period	$7.24		$6.75	$16.46	$16.99	$14.87
Total Return ±	15.99%		(40.15)%	6.64%	21.21%	5.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,972		$48,610	$107,470	$151,300	$133,950
Ratio of Expenses to Average Net Assets(1)	1.15	%+	1.11%+	1.00%+	1.50%	1.02%
Ratio of Net Investment Income to Average Net Assets(1)	3.33	%+	2.69%+	1.47%+	1.53%	1.60%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	79%		93%	36%	29%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.20	%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	3.28	%+	N/A	N/A	N/A	N/A

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub Adviser seek to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency
Contracts Risk	Receivables	$245
Liabilities:
Foreign Currency
Contracts Risk	Payables	$31

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(870)

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$666

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Over $4.5 billion
0.67%	0.645%	0.62%	0.595%	0.57%	0.545%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $22,000.

Morgan Stanley Investment Management Limited (the “Sub-Adviser” or “MSIM Limited”), a wholly-owned subsidiary of Morgan Stanley, serves as Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,098	$—	$4,226	$20,423

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and REITs distribution reallocations, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(964)	$984	$(20)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$863	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$41,489	$5,334	$(1,150)	$4,184

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $22,133,000 of which, $4,176,000 will expire on December 31, 2016 and $17,957,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$1,037	$39,865	$40,225	$2	$677

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $33,825,000 and $41,673,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $3,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

I. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.4%.

J. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Value Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 24.5% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio intends to pass through foreign tax credits of approximately $85,000, and has derived net income from sources within foreign countries amounting to approximately $1,457,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation: formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFGVEANN
IU10-00409I-Y12/09

22

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

High Yield Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Example (unaudited)

High Yield Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield	$1,000.00	$1,170.20	$1,021.12	$4.43	$4.13	0.81%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as “junk bonds”. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 42.08%, net of fees. The Portfolio underperformed against its benchmark, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) which returned 58.76% ..

Factors Affecting Performance

•      The high yield market posted record performance for 2009. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) returned 58.76% for the year, easily beating the prior record set in 1991. Within the Index, the average bond price increased from $61 at the start of the year to $95 at year end, average spreads declined from 1,794 basis points to 662 basis points, and the yield to maturity fell from 19.4% to 9.2%.

•      Fundamentals stabilized over the course of the period, with U.S. Gross Domestic Product growth estimates moving into positive territory as the year progressed. Although the U.S. high yield default rate rose from 4.7% to 13.2%, the improving fundamental picture and greater market liquidity led Moody’s to predict that the default rate will decline to 3.6% by the end of 2010.

•      Strong demand from investors seeking higher yields and companies refinancing their capital structures led to a record $150 billion in new high yield bond issuance in the fiscal year.

•      The lowest quality bonds delivered the best performance for the year. CCC rated issues were up over 90%, easily outperforming better quality BB and B rated bonds which returned 46% and 45%, respectively. From an industry perspective, the financial and insurance industries provided the highest returns, while the utility and consumer non-cyclical industries lagged.

•      The Portfolio’s emphasis on higher quality, more liquid bonds held back relative performance for the period. A significant underweight to the lowest quality, most risky segment of the high yield market was the primary detractor as these bonds provided the strongest returns for the period. An underweight in financials, particularly the banking and brokerage industry groups, also dampened performance as these industries performed well.

•      Conversely, large overweight allocations to the energy and utilities sectors were additive to performance. The energy sector benefited from heightened merger and acquisition (M&A) activity and rising commodity prices while the utility sector, and electric credits in particular, also performed well. An overweight allocation to the basic industry sector boosted returns. Here, overweights to the chemicals, mining and paper/packaging industries were advantageous as M&A activity drove the chemical industry’s strong performance, mining benefited from the commodity rally, and the paper industry rebounded strongly during the year.

Management Strategies

•      The Portfolio was positioned somewhat defensively during the reporting year. We favored higher quality, more liquid bonds, with an emphasis on issuers with solid asset coverage as we believe this positioning provided an appropriate risk/return profile for our investors.

•      We maintained an underweight to the banking and brokerage industries because we believe these segments of the market still presented considerable risks. We continued to favor the energy, utilities, and basic industry sectors.

•      Although high yield bond prices have risen and yields to maturity have declined, given the prospect of declining default rates and further economic improvement, we are optimistic that we will continue to find compelling investment opportunities within segments of the market. We anticipate that we will continue to favor more liquid, higher quality issuers in the near term as we believe this segment of the market provides the best risk/return profile.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

High Yield Portfolio

Performance Compared to the Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio(3)	42.08%	4.59%	3.15%	4.35%
Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index	58.76	6.49	6.87	6.53	(5)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)   The Barclays Capital U.S. Corporate High Yield — 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on January 2, 1997.

(4)   For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

(5)   For the period January 31,1997 through December 31, 2009.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition*

Classification	Percentage of Total Investments
Energy	13.2%
Telecommunications	11.3
Health Care	9.2
Utilities	8.9
Financial	6.4
Forest Products	5.4
Other**	39.7
Short-Term Investment	5.9
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.
**	Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (92.8%)
Aerospace (1.4%)
Hexcel Corp.,
6.75%, 2/1/15	$150	$145
L-3 Communications Corp.,
5.88%, 1/15/15	215	216
TransDigm, Inc.,
7.75%, 7/15/14 (a)	170	173
		534
Cable (3.5%)
Charter Communications Operating LLC/Charter Communications Operating Capital,
10.88%, 9/15/14 (a)	345	388
CSC Holdings, Inc.,
8.50%, 6/15/15 (a)	195	209
8.63%, 2/15/19 (a)(b)	455	492
Virgin Media Finance plc,
8.75%, 4/15/14	12	12
9.13%, 8/15/16	230	244
		1,345
Chemicals (4.1%)
Airgas, Inc.,
7.13%, 10/1/18 (a)	50	52
Ashland, Inc.,
9.13%, 6/1/17 (a)	195	215
Berry Plastics Corp.,
8.88%, 9/15/14 (b)	405	396
Berry Plastics Escrow LLC,
8.25%, 11/15/15 (a)(b)	125	126
Innophos Holdings, Inc.,
9.50%, 4/15/12 (a)	170	173
Innophos, Inc.,
8.88%, 8/15/14	200	204
Terra Capital, Inc.,
7.75%, 11/1/19 (a)	295	317
Westlake Chemical Corp.,
6.63%, 1/15/16	135	130
		1,613
Consumer Products (0.7%)
Hanson Ltd.,
7.88%, 9/27/10	100	104
Navistar International Corp.,
8.25%, 11/1/21 (b)	180	185
		289
Diversified Media (0.6%)
AMC Entertainment, Inc.,
8.75%, 6/1/19 (b)	210	215

Energy (13.1%)
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.,
10.75%, 2/1/18	265	294
Chaparral Energy, Inc.,
8.50%, 12/1/15	350	311
Chesapeake Energy Corp.,
6.38%, 6/15/15	150	148
7.50%, 9/15/13	115	117
9.50%, 2/15/15 (b)	300	331
Cie Generale de Geophysique-Veritas,
7.50%, 5/15/15 (b)	185	185
Cimarex Energy Co.,
7.13%, 5/1/17	85	86
Forest Oil Corp.,
7.25%, 6/15/19 (b)	150	149
7.75%, 5/1/14	190	193
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15 (a)	315	310
Key Energy Services, Inc.,
8.38%, 12/1/14 (b)	145	146
Massey Energy Co.,
6.88%, 12/15/13	415	417
Newfield Exploration Co.,
6.63%, 9/1/14 (b)	270	274
7.13%, 5/15/18	55	56
OPTI Canada, Inc.,
8.25%, 12/15/14	415	344
Orion Power Holdings, Inc.,
12.00%, 5/1/10	75	77
Pioneer Natural Resources Co.,
6.65%, 3/15/17	250	248
Plains Exploration & Production Co.,
7.63%, 6/1/18 (b)	305	313
7.75%, 6/15/15	110	112
10.00%, 3/1/16 (b)	245	270
SandRidge Energy, Inc. PIK,
8.63%, 4/1/15	515	518
Sonat, Inc.,
7.63%, 7/15/11	180	186
		5,085
Financial (6.1%)
Bank of America Corp.,
8.00%, (c)(d)	210	202
CCM Merger, Inc.,
8.50%, 7/13/12	367	360
CIT Group, Inc.,
7.00%, 5/1/17	425	371
Fresenius US Finance II, Inc.,
9.00%, 7/15/15 (a)	85	94
General Motors Acceptance Corp., Inc.,
6.75%, 12/1/14 (a)	178	171
6.88%, 9/15/11 (a)	190	189
JBS USA LLC/JBS USA Finance, Inc.,
11.63%, 5/1/14 (a)	175	199
LPL Holdings, Inc.,
10.75%, 12/15/15 (a)	405	420
NSG Holdings LLC/NSG Holdings, Inc.,
7.75%, 12/15/25 (a)	400	360
		2,366

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face Amount (000)	Value (000)
Food & Drug (1.4%)
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16	$95	$107
M-Foods Holdings, Inc.,
9.75%, 10/1/13 (a)	120	125
SUPERVALU, Inc.,
7.50%, 11/15/14	175	178
8.00%, 5/1/16	135	138
		548
Food & Tobacco (1.1%)
Constellation Brands, Inc.,
7.25%, 5/15/17	185	188
Smithfield Foods, Inc.,
7.00%, 8/1/11 (b)	245	246
		434
Forest Products (5.4%)
Cascades, Inc.,
7.88%, 1/15/20 (a)(b)	165	168
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13 (b)	143	148
Georgia-Pacific LLC,
7.13%, 1/15/17 (a)	200	204
8.25%, 5/1/16 (a)	175	186
Glatfelter,
7.13%, 5/1/16	95	95
Graham Packaging Co. LP/GPC Capital Corp.,
9.88%, 10/15/14	230	236
Graphic Packaging International, Inc.,
9.50%, 8/15/13 (b)	265	275
NewPage Corp.,
11.38%, 12/31/14 (a)	255	259
Owens-Brockway Glass Container, Inc.,
6.75%, 12/1/14 (b)	155	159
7.38%, 5/15/16	130	135
Verso Paper Holdings LLC/Verso Paper, Inc.,
11.50%, 7/1/14 (a)(b)	200	221
		2,086
Gaming & Leisure (4.7%)
Ameristar Casinos, Inc.,
9.25%, 6/1/14 (a)	185	193
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.,
11.25%, 6/1/17 (a)(b)	285	300
Las Vegas Sands Corp.,
6.38%, 2/15/15 (b)	115	102
MGM Mirage, Inc.,
10.38%, 5/15/14 (a)(b)	185	202
13.00%, 11/15/13	445	513
Scientific Games International, Inc.,
9.25%, 6/15/19	150	158
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
6.63%, 12/1/14 (b)	370	359
		1,827
Health Care (9.1%)
Apria Healthcare Group, Inc.,
11.25%, 11/1/14 (a)	235	259
12.38%, 11/1/14 (a)	105	116
Biomet, Inc.,
10.00%, 10/15/17	320	349
FMC Finance III S.A.,
6.88%, 7/15/17	275	274
HCA, Inc.,
5.75%, 3/15/14	225	213
6.25%, 2/15/13	125	122
9.13%, 11/15/14	213	225
9.88%, 2/15/17 (a)(b)	130	144
Healthsouth Corp.,
10.75%, 6/15/16	240	262
Invacare Corp.,
9.75%, 2/15/15	60	63
Omnicare, Inc.,
6.75%, 12/15/13	330	325
6.88%, 12/15/15	90	88
Select Medical Corp.,
7.63%, 2/1/15 (b)	305	298
Select Medical Holdings Corp.,
6.43%, 9/15/15 (b)(d)	205	191
Sun Healthcare Group, Inc.,
9.13%, 4/15/15	195	201
Tenet Healthcare Corp.,
7.38%, 2/1/13	190	191
10.00%, 5/1/18 (a)(b)	180	203
		3,524
Housing (1.4%)
Interface, Inc.,
9.50%, 2/1/14	180	178
K Hovnanian Enterprises, Inc.,
10.63%, 10/15/16 (a)	345	362
		540
Information Technology (3.9%)
First Data Corp.,
9.88%, 9/24/15 (b)	350	328
11.25%, 3/31/16 (b)	120	103
Flextronics International Ltd.,
6.50%, 5/15/13	103	104
Sungard Data Systems, Inc.,
9.13%, 8/15/13	280	288
10.25%, 8/15/15 (b)	105	112
10.63%, 5/15/15 (b)	80	89
Vangent, Inc.,
9.63%, 2/15/15 (b)	525	497
		1,521
Manufacturing (2.2%)
Baldor Electric Co.,
8.63%, 2/15/17 (b)	105	108
Bombardier, Inc.,
6.30%, 5/1/14 (a)(b)	515	512
RBS Global, Inc./Rexnord LLC,
9.50%, 8/1/14	245	247
		867

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face Amount (000)	Value (000)
Metals (3.3%)
ArcelorMittal,
9.85%, 6/1/19	$180	$233
Foundation PA Coal Co. LLC,
7.25%, 8/1/14	105	107
Novelis, Inc.,
7.25%, 2/15/15	480	460
Teck Resources Ltd.,
10.25%, 5/15/16	400	468
		1,268
Retail (3.2%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12	260	266
Macy’s Retail Holdings, Inc.,
5.90%, 12/1/16	230	225
Oxford Industries, Inc.,
11.38%, 7/15/15	175	193
Phillips-Van Heusen Corp.,
7.25%, 2/15/11	225	227
Rite Aid Corp.,
8.63%, 3/1/15 (b)	380	333
		1,244
Services (4.1%)
Case New Holland, Inc.,
7.75%, 9/1/13 (a)	150	154
Expedia, Inc.,
8.50%, 7/1/16	300	326
Service Corp. International/US,
6.75%, 4/1/16	190	185
Solo Cup Co.,
8.50%, 2/15/14 (b)	235	231
Ticketmaster Entertainment, Inc.,
10.75%, 8/1/16	285	308
United Rentals North America, Inc.,
6.50%, 2/15/12	200	200
West Corp.,
9.50%, 10/15/14 (b)	190	194
		1,598
Telecommunications (11.2%)
DISH DBS Corp.,
7.00%, 10/1/13	510	527
Frontier Communications Corp.,
9.00%, 8/15/31	415	410
Hughes Network Systems LLC/HNS Finance Corp.,
9.50%, 4/15/14	140	145
Intelsat Bermuda Ltd. PIK,
11.50%, 2/4/17 (a)	520	514
Intelsat Corp.,
9.25%, 6/15/16 (b)	320	332
Nielsen Finance LLC/Nielsen Finance Co.,
10.00%, 8/1/14	210	220
PAETEC Holding Corp.,
8.88%, 6/30/17 (b)	480	488
Qwest Capital Funding, Inc.,
7.25%, 2/15/11	385	393
Sprint Capital Corp.,
6.90%, 5/1/19 (b)	300	277
Wind Acquisition Finance S.A.,
11.75%, 7/15/17 (a)	250	275
12.00%, 12/1/15 (a)	285	306
Windstream Corp.,
7.88%, 11/1/17 (a)	185	184
8.13%, 8/1/13	105	109
XM Satellite Radio, Inc.,
13.00%, 8/1/13 (a)	150	164
		4,344
Transportation (1.3%)
Ford Motor Credit Co. LLC,
7.25%, 10/25/11	510	515

Utilities (8.8%)
AES Corp. (The),
7.75%, 3/1/14	240	245
8.75%, 5/15/13 (a)	145	149
Calpine Corp.,
3.17%, 3/29/14	273	259
Edison Mission Energy,
7.00%, 5/15/17	215	171
7.75%, 6/15/16	185	158
El Paso Corp.,
6.88%, 6/15/14	115	116
12.00%, 12/12/13	30	35
Intergen N.V.,
9.00%, 6/30/17 (a)	340	356
Ipalco Enterprises, Inc.,
8.63%, 11/14/11	85	89
Midwest Generation LLC,
8.56%, 1/2/16	167	168
Mirant Americas Generation LLC,
8.50%, 10/1/21 (b)	460	439
9.13%, 5/1/31 (b)	150	136
NRG Energy, Inc.,
8.50%, 6/15/19 (b)	400	412
Ormat Funding Corp.,
8.25%, 12/30/20	354	322
RRI Energy, Inc.,
7.88%, 6/15/17 (b)	230	227
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15 (e)	195	159
		3,441
Wireless Communications (2.2%)
MetroPCS Wireless, Inc.,
9.25%, 11/1/14 (b)	190	193
Nextel Communications, Inc.,
6.88%, 10/31/13	460	449
Sirius XM Radio, Inc.,
9.63%, 8/1/13	230	230
		872
Total Fixed Income Securities (Cost $32,503)		36,076

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

High Yield Portfolio

		Value
	Shares	(000)
Common Stock (0.0%)
Utilities (0.0%)
SW Acquistion LP (Cost $—) (f)(g)(h)	1	$—

Preferred Stock (0.3%)
Financial (0.3%)
General Motors Acceptance Corp., Inc., 7.00% (Cost $72) (a)(c)	141	93

Short-Term Investments (29.0%)
Securities held as Collateral on Loaned Securities (23.2%)
Investment Company (20.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (i)	7,794,992	7,795

	Face Amount (000)
Repurchase Agreement (3.2%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $1,228; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $1,252

	$1,228	1,228
		9,023

	Shares
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (i)	2,259,994	2,260
Total Short-Term Investments (Cost $11,283)		11,283
Total Investments (122.1%) (Cost $43,858) — Including $8,832 of Securities Loaned		47,452
Liabilities in Excess of Other Assets (-22.1%)		(8,581)
Net Assets (100%)		$38,871

(a)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	All or a portion of security on loan at December 31, 2009.
(c)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2009.

(d)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2009.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(f)	Security has been deemed illiquid at December 31, 2009.
(g)

At December 31, 2009, the Portfolio held a fair valued security valued at zero representing 0.00% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(h)	Non-income producing security.
(i)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
PIK	Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stock
Utilities	$—	$—	$—	†	$—	†
Fixed Income Securities
Aerospace	—	534	—		534
Cable	—	1,345	—		1,345
Chemicals	—	1,613	—		1,613
Consumer Products	—	289	—		289
Diversified Media	—	215	—		215
Energy	—	5,085	—		5,085
Financial	—	2,366	—		2,366
Food & Drug	—	548	—		548
Food & Tobacco	—	434	—		434
Forest Products	—	2,086	—		2,086
Gaming & Leisure	—	1,827	—		1,827
Health Care	—	3,524	—		3,524
Housing	—	540	—		540
Information Technology	—	1,521	—		1,521
Manufacturing	—	867	—		867
Metals	—	1,268	—		1,268

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

High Yield Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets: (cont’d)
Fixed Income
Securities (cont’d)
Retail	$—	$1,244	$—		$1,244
Services	—	1,598	—		1,598
Telecommunications	—	4,344	—		4,344
Transportation	—	515	—		515
Utilities	—	3,441	—		3,441
Wireless Communications	—	872	—		872
Total Fixed Income Securities	—	36,076	—		36,076
Preferred Stock
Financial	—	93	—		93
Short-Term Investments
Investment Company	10,055	—	—		10,055
Repurchase Agreement	—	1,228	—		1,228
Total Short-Term Investments	10,055	1,228	—		11,283
Total Assets	10,055	37,397	—	†	47,452
Total	$10,055	$37,397	$—	†	$47,452

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$—

†                  Includes a security which is valued at zero.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

High Yield Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $33,803)	$37,397
Investment in Security of Affiliated Issuer, at Value (Cost $10,055)	10,055
Total Investments in Securities, at Value (Cost $43,858)	47,452
Cash	12
Interest Receivable	676
Receivable for Portfolio Shares Sold	1
Receivable from Affiliate	1
Dividends Receivable	—	@
Other Assets	1
Total Assets	48,143
Liabilities:
Collateral on Securities Loaned, at Value	9,023
Payable for Lehman Brothers Closed Swap Transactions	176
Investment Advisory Fees Payable	31
Payable for Portfolio Shares Redeemed	11
Administration Fees Payable	8
Custodian Fees Payable	1
Directors’ Fees and Expenses Payable	1
Other Liabilities	21
Total Liabilities	9,272
NET ASSETS	$38,871
Net Assets Consist of:
Paid-in Capital	$64,795
Undistributed Net Investment Income	3,241
Accumulated Net Realized Loss	(32,759)
Unrealized Appreciation (Depreciation) on:
Investments	3,594
Net Assets	$38,871
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,301,642 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.77
(1) Including:
Securities on Loan, at Value	$8,832

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

High Yield Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,494
Dividends from Security of Affiliated Issuer	18
Dividends from Securities of Unaffiliated Issuers	9
Total Investment Income	3,521
Expenses:
Investment Advisory Fees (Note B)	144
Administration Fees (Note C)	87
Professional Fees	26
Shareholder Reporting Fees	11
Custodian Fees (Note E)	6
Directors’ Fees and Expenses	2
Transfer Agency Fees (Note D)	— @
Other	9
Total Expenses	285
Investment Advisory Fees Voluntarily Waived (Note B)	(10)
Rebate from Morgan Stanley Affiliates (Note H)	(3)
Expense Offset (Note E)	— @
Net Expenses	272
Net Investment Income	3,249
Realized Gain (Loss) on:
Investments Sold	(2,428)
Foreign Currency Exchange Contracts	9
Net Realized Loss	(2,419)
Change in Unrealized Appreciation (Depreciation) on:
Investments	11,167
Foreign Currency Exchange Contracts	(9)
Net Change in Unrealized Appreciation (Depreciation)	11,158
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	8,739
Net Increase in Net Assets Resulting from Operations	$11,988

@  Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,249	$3,180
Net Realized Loss	(2,419)	(7,414)
Net Change in Unrealized Appreciation (Depreciation)	11,158	(4,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,988	(9,072)
Distributions from and/or in Excess of:
Net Investment Income	(2,924)	(3,472)
Capital Share Transactions:(1)
Subscriptions	7,306	7,537
Distributions Reinvested	2,924	3,473
Redemptions	(8,927)	(11,508)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,303	(498)
Total Increase (Decrease) in Net Assets	10,367	(13,042)
Net Assets:
Beginning of Period	28,504	41,546
End of Period (Including Undistributed Net Investment Income of $3,241 and $3,072)	$38,871	$28,504
(1) Capital Share Transactions:
Shares Subscribed	716	640
Shares Issued on Distributions Reinvested	289	307
Shares Redeemed	(861)	(1,013)
Net Increase (Decrease) in Capital Shares Outstanding	144	(66)

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

High Yield Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios*	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.03		$12.89	$13.55		$13.59	$14.56
Income (Loss) from Investment Operations
Net Investment Income#	0.99		1.01	1.01		0.96	1.00
Net Realized and Unrealized Gain (Loss) on Investments	2.68		(3.77)	(0.46)		(0.43)	(0.87)
Total from Investment Operations	3.67		(2.76)	0.55		0.53	0.13
Distributions from and/or in Excess of:
Net Investment Income	(0.93)		(1.10)	(1.21)		(0.57)	(1.10)
Net Asset Value, End of Period	$11.77		$9.03	$12.89		$13.55	$13.59
Total Return ±	42.08%		(22.86)%	4.01%		8.62%	1.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,871		$28,504	$41,546		$52,962	$58,480
Ratio of Expenses to Average Net Assets(1)	0.79	%+	0.79%+	0.80	%+	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets(1)	9.46	%+	8.93%+	7.56	%+	7.13%	7.16%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	78%		50%	32%		26%	65%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.82	%+	0.94%+	0.81	%+	0.87%	0.86%
Net Investment Income to Average Net Assets	9.43	%+	8.78%+	7.55	%+	7.06%	7.10%

*

On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.     Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.     Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.     Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Futures: In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease the Portfolio’s exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns. At December 31, 2009, the Portfolio did not have any outstanding purchased or written options.

Swaps: In respect to swaps, the Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolio adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolio’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments: The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$9

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(9)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

5.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $8,832,000 and related collateral outstanding at December 31, 2009 was approximately $9,023,000. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $16,000.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $250 million	Next $250 million	Next $1 billion	Next $1 billion	Over $3 billion
0.42%	0.345%	0.295%	0.27%	0.245%	0.22%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $10,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,924	$—	$3,472	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, investment in certain fixed income securities, expiring capital loss and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(156)	$1,430	$(1,274)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,242	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$43,877	$3,733	$(158)	$3,575

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $6,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $32,734,000, of which, $9,828,000 will expire on December 31, 2010, $12,175,000 will expire on December 31, 2011, $178,000 will expire on December 31, 2013, $552,000 will expire on December 31, 2014, $2,908,000 will expire on December 31, 2016 and $7,093,000 will expire on December 31, 2017. During the year ended December 31, 2009, the Portfolio had expired capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,275,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$2,862	$58,608	$51,415	$18	$10,055

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,331,000 and $24,930,000 respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

I. Other (unaudited): At December 31, 2009, a substantial portion of the Portfolio’s investments consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 75.4%.

J. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

24

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’S website at www.sec.gov.

UIFHYPANN
IU10-00717P-Y12/09

25

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Growth Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example

International Growth Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Growth Equity Class II	$1,000.00	$1,236.20	$1,018.40	$7.61	$6.87	1.35%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview

International Growth Equity Portfolio

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 36.54%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 31.78%.

Factors Affecting Performance

•             International equity markets experienced significant price increases in 2009 fueled by the global monetary and fiscal stimulus put in place following 2008’s global financial maelstrom, finishing the year up 31.78% as measured by the MSCI EAFE Index.

•             The Index’s return to positive territory began during the first quarter and continued throughout the year. The downslide in 2008 continued into the first quarter with the Index returning -13.94% for the quarter and bottoming on March 9, 2009. Both the second and third quarters of 2009 saw sizeable gains in the Index, increasing 25.43% and 19.47%, respectively. While second quarter returns were driven by broad gains in all EAFE sectors and regions and an even larger gain in the emerging markets, in the third quarter highly geared companies with more operational leverage outperformed with initial signs of improvement in the developed markets. During the fourth quarter, investors appeared to return their focus to firms’ fundamentals; as such, the Index increased 2.18% for the quarter with the MSCI EAFE Growth Index outperforming the MSCI EAFE Value Index by over 3%.

•             For the year, all regional benchmarks had positive returns. Japan increased the least of the regions at 6.25%. Japan’s performance is directly related to the moribund Japanese economy and the stock market having less to recover as it was the region that decreased the least in 2008. Within developed markets, the Asia Pacific Ex-Japan region increased the most for the year at 72.81%. Emerging markets, as measured by the MSCI Emerging Markets Index, experienced a significant rebound during the year at 78.51%. EAFE sector returns were up universally for the year. The more cyclical sectors outperformed with materials the best performing (69.98%), and financials (38.65%) and consumer discretionary (37.96%) tied for a distant second. Utilities was the worst performing sector, increasing the least (5.26%). The U.S. dollar decreased against most foreign currencies including 2.50% versus the euro and 10.81% versus the pound; however, it gained 2.63% versus the yen for the year.

•             The Portfolio outperformed in four out of five regions for 2009. Stock selection in Europe, Japan and emerging markets was the main driver of outperformance. Within Japan, the strongest performers were the exporters while the domestically focused companies underperformed due to the lagging economy and shrinking population. In Europe, performance was led by a position in Norway’s largest publicly traded insurer. Shares in the stock gained as the company continued to realize cost savings and synergies from an acquisition and from an increase in the value of its investments as financial markets strengthened. Within emerging markets, a Chinese internet company was the Portfolio’s top performer for the year. The domestically focused company has consistently grown revenue and earnings throughout the year, building on its leading social networking business and by introducing internet gaming.

•             Holdings in North America (Canada) were also solid positive contributors for the year, driven by a holding in the world’s largest producer of uranium. Shares increased based on the improving outlook for nuclear power demand, the company’s consistent revenue and earnings growth, and the sale of its non-core gold business.

•             In Asia ex-Japan, the Portfolio’s underweighting led to underperfomance due to the region’s strong recovery, particularly in Australia.

•             The Portfolio outperformed in eight out of ten sectors for 2009, led by holdings in information technology and industrials. Within information technology, gains were driven by the aforementioned Chinese internet company and a Japanese specialty glass manufacturer that appreciated during the year as a result of increased demand and higher capacity utilization. In industrials, shares of a global leader in elevator and escalator production outperformed due to growth in its higher-margin modernization and service business and its growing market share in Asian countries with more stable economies. Additionally, a holding in the world’s largest maker of oil rigs increased during the year due to a doubling of profits in the second quarter and third quarter earnings that beat analysts’ expectations, combined

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

International Growth Equity Portfolio

with an increase in contracts. However, the Portfolio underperformed the Index in materials, where an underweight position dampened relative performance, and in consumer discretionary.

Management Strategies

•             After an apocalyptic 2008 in the financial markets, the fiscal and monetary stimulus initiated by governments worldwide during the fourth quarter of 2008 began to take effect and stimulate growth in 2009. While stimulative policies continue to be introduced, for example Japan’s $80 billion stimulus package announced December 8, 2009, positive trends in economic indicators appear to signal the broader recovery is gaining momentum and is beginning to be driven by real demand. Although China continues to be the recovery leader with reports of increased industrial production, imports and vehicle sales, the U.S. and Europe are also showing signs of positive growth. In the U.S., banks have been repaying TARP (Troubled Asset Relief Program) funds, jobless claims decreased in December and the Institute for Supply Management Manufacturing Index has increased. While Europe is expected to recover more slowly than the U.S., Europe’s manufacturing industry expanded for a second month in December. As noted in previous commentaries, Australia continues to see a strong recovery in its economy.

•             As 2010 progresses, we will watch to see if the positive trends continue. The markets may face considerable headwinds such as premature stimulus pullback, global risk of inflationary pressures and U.S. and pan-European governmental fiscal crunches. While we are clearly in a global recovery, many strategists think the equity markets have discounted the recovery to a large extent. In this environment, we continue to believe that our investment strategy of bottom-up stock selection focused on high quality, growth equities will be critical for generating long-term outperformance.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One Year	Since Inception(4)
Portfolio — Class II(3)	36.54%	–3.66%
MSCI EAFE Index	31.78	–2.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 28, 2006.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

International Growth Equity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Financials	22.1%
Industrials	13.1
Consumer Discretionary	11.4
Consumer Staples	10.2
Materials	9.5
Health Care	8.4
Energy	8.3
Information Technology	6.0
Other**	9.0
Short-Term Investment	2.0
Total Investments	100.0%

*            Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.

**     Industries representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

International Growth Equity Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Australia (4.1%)
BHP Billiton Ltd.	109,277	$4,185
CSL Ltd.	109,715	3,192
Westpac Banking Corp. (a)	145,366	3,272
		10,649
Austria (1.4%)
Vienna Insurance Group (a)	72,255	3,710

Belgium (1.1%)
Groupe Bruxelles Lambert S.A.	30,067	2,830

Canada (2.8%)
Cameco Corp.	130,765	4,243
EnCana Corp.	91,409	2,981
		7,224
Denmark (0.9%)
Vestas Wind Systems A/S (b)	38,205	2,338

Egypt (0.9%)
Orascom Construction Industries GDR	51,682	2,334

Finland (3.4%)
Fortum Oyj (a)	172,612	4,676
Kone Oyj, Class B (a)	101,000	4,317
		8,993
France (8.5%)
ArcelorMittal	109,688	4,975
AXA S.A.	146,610	3,467
BNP Paribas	66,712	5,264
LVMH Moet Hennessy Louis Vuitton S.A.	31,947	3,587
Total S.A.	75,321	4,827
		22,120
Germany (4.7%)
Bayer AG (a)	41,370	3,306
Deutsche Bank AG (Registered) (a)	54,326	3,829
Linde AG	42,284	5,090
		12,225
Greece (2.3%)
Coca-Cola Hellenic Bottling Co. S.A.	134,137	3,056
National Bank of Greece S.A. (b)	112,061	2,857
		5,913
Hong Kong (6.8%)
China Construction Bank Corp., Class H (a)	3,858,466	3,284
China Resources Power Holdings Co., Ltd.	1,502,839	2,974
CNOOC Ltd.	2,742,992	4,271
Li & Fung Ltd.	782,000	3,218
Tencent Holdings Ltd. (a)	188,578	4,064
		17,811
India (1.1%)
Reliance Industries Ltd.	126,954	2,954

Ireland (1.5%)
Ryanair Holdings plc ADR (b)	144,878	3,886

Israel (1.7%)
Teva Pharmaceutical Industries Ltd. ADR (a)	81,288	4,567

Italy (1.0%)
ENI S.p.A.	105,156	2,677

Japan (18.1%)
Benesse Holdings, Inc.	61,297	2,563
FamilyMart Co., Ltd. (a)	76,581	2,257
Fast Retailing Co., Ltd.	27,841	5,196
Honda Motor Co., Ltd.	84,316	2,851
Jupiter Telecommunications Co., Ltd.	3,374	3,343
Komatsu Ltd.	166,513	3,471
Kurita Water Industries Ltd.	102,629	3,207
Nidec Corp.	43,390	3,990
Nippon Electric Glass Co., Ltd.	341,715	4,662
Rakuten, Inc.	4,645	3,531
Shin-Etsu Chemical Co., Ltd.	65,509	3,692
Shionogi & Co., Ltd.	130,885	2,831
Sony Financial Holdings, Inc.	778	2,029
Stanley Electric Co., Ltd.	184,553	3,711
		47,334
Luxembourg (1.2%)
Millicom International Cellular S.A.	42,508	3,136

Mexico (1.3%)
America Movil S.A.B. de C.V., Class L ADR	72,157	3,390

Norway (1.3%)
Storebrand ASA (b)	499,682	3,390

Portugal (2.3%)
Banco Espirito Santo S.A. (Registered)	477,702	3,105
Jeronimo Martins SGPS S.A. (a)	302,186	3,006
		6,111
Singapore (3.2%)
DBS Group Holdings Ltd.	503,403	5,473
Keppel Corp. Ltd. (a)	506,956	2,950
		8,423
South Korea (0.8%)
LG Electronics, Inc.	20,166	2,090

Spain (2.9%)
Banco Santander S.A. (a)	263,149	4,323
Red Electrica Corporacion S.A. (a)	57,864	3,207
		7,530
Sweden (2.7%)
Investor AB, Class B	175,451	3,243
Tele2 AB, Class B (a)	244,188	3,741
		6,984
Switzerland (7.1%)
Nestle S.A. (Registered)	113,928	5,535
Roche Holding AG (Genusschein)	28,051	4,772
SGS S.A. (Registered)	3,739	4,869
Syngenta AG (Registered)	12,131	3,399
		18,575

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

	Shares	Value (000)
United Kingdom (16.0%)
Aggreko plc	236,833	$3,525
Autonomy Corp. plc (b)	126,589	3,086
Cobham plc	944,382	3,807
Prudential plc	376,729	3,838
Reckitt Benckiser Group plc	96,032	5,203
SABMiller plc	129,782	3,806
Smith & Nephew plc	351,165	3,606
Standard Chartered plc	181,349	4,541
Tesco plc	598,948	4,115
Vedanta Resources plc	87,045	3,598
Vodafone Group plc	1,173,362	2,717
		41,842
Total Common Stocks (Cost $212,140)		259,036

Short-Term Investments (7.4%)
Securities held as Collateral on Loaned Securities (5.4%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	12,167,742	12,168

	Face Amount (000)
Repurchase Agreement (0.7%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $1,916; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $1,955.

	$1,916	1,916
		14,084

	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	5,206,878	5,207
Total Short-Term Investments (Cost $19,291)		19,291
Total Investments (106.5%) (Cost $231,431) — Including $13,448 of Securities Loaned (d)		278,327
Liabilities in Excess of Other Assets (-6.5%)		(17,046)
Net Assets (100%)		$261,281

(a)	All or a portion of security on loan at December 31, 2009.
(b)	Non-income producing security.
(c)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $236,833,000 and 85.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	59	$59	1/4/10	AUD	66	$59	$—	@
USD	39	39	1/4/10	CAD	41	39	—	@
USD	103	103	1/4/10	CHF	107	103	—	@
USD	12	12	1/5/10	DKK	64	12	—	@
USD	254	254	1/4/10	EUR	177	254	—	@
USD	77	77	1/5/10	EUR	54	77	—	@
USD	226	226	1/4/10	GBP	143	230	4
USD	77	77	1/4/10	HKD	598	77	—	@
USD	252	252	1/5/10	JPY	23,144	249	(3)
USD	19	19	1/5/10	NOK	108	19	—	@
USD	39	39	1/5/10	SEK	278	39	—	@
USD	45	45	1/4/10	SGD	63	45	—	@
		$1,202				$1,203	$1

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Consumer Discretionary	$—	$30,090	$—	$30,090
Consumer Staples	—	26,978	—	26,978
Energy	7,224	14,729	—	21,953
Financials	—	58,455	—	58,455
Health Care	4,567	17,707	—	22,274
Industrials	3,886	30,818	—	34,704
Information Technology	—	15,802	—	15,802
Materials	—	24,939	—	24,939
Telecommunication Services	6,526	6,458	—	12,984
Utilities	—	10,857	—	10,857
Total Common Stocks	22,203	236,833	—	259,036
Foreign Currency Exchange Contracts	—	4	—	4
Short-Term Investments
Investment Companies	17,375	—	—	17,375
Repurchase Agreement	—	1,916	—	1,916
Total Short-Term Investments	17,375	1,916	—	19,291
Total Assets	39,578	238,753	—	278,331
Liabilities:
Foreign Currency Exchange Contracts	—	3	—	3
Total Liabilities	—	3	—	3
Total	$39,578	$238,750	$—	$278,328

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Growth Equity Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $214,056)	$260,952
Investment in Security of Affiliated Issuer, at Value (Cost $17,375)	17,375
Total Investments in Securities, at Value (Cost $231,431)	278,327
Cash	9
Receivable for Portfolio Shares Sold	331
Foreign Currency, at Value (Cost $279)	278
Dividends Receivable	138
Foreign Withholding Tax Reclaim Receivable	88
Unrealized Appreciation on Foreign Currency Exchange Contracts	4
Receivable from Affiliate	2
Capital Gain Country Tax Receivable	—	@
Other Assets	6
Total Assets	279,183
Liabilities:
Collateral on Securities Loaned, at Value	14,084
Payable for Portfolio Shares Redeemed	2,000
Payable for Investments Purchased	1,237
Investment Advisory Fees Payable	396
Administration Fees Payable	55
Distribution Fees — Class II Shares	54
Custodian Fees Payable	41
Deferred Capital Gain Country Tax	5
Unrealized Depreciation on Foreign Currency Exchange Contracts	3
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	27
Total Liabilities	17,902
NET ASSETS	$261,281
Net Assets Consist of:
Paid-in Capital	$271,794
Undistributed Net Investment Income	2,559
Accumulated Net Realized Loss	(59,953)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $18 Deferred Capital Gain Country Tax)	46,878
Foreign Currency Exchange Contracts and Translations	3
Net Assets	$261,281
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 31,038,495 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.42
(1) Including:
Securities on Loan, at Value	$13,448

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Growth Equity Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $473 Foreign Taxes Withheld)	$4,949
Dividends from Security of Affiliated Issuer	169
Interest from Securities of Unaffiliated Issuers	38
Total Investment Income	5,156
Expenses:
Investment Advisory Fees (Note B)	1,467
Distribution Fees — Class II Shares (Note D)	685
Administration Fees (Note C)	490
Custodian Fees (Note F)	178
Professional Fees	52
Shareholder Reporting Fees	30
Directors’ Fees and Expenses	5
Transfer Agency Fees (Note E)	1
Other	8
Total Expenses	2,916
Distribution Fees — Class II Shares Waived (Note D)	(196)
Investment Advisory Fees Voluntarily Waived (Note B)	(78)
Rebate from Morgan Stanley Affiliates (Note I)	(8)
Expense Offset (Note F)	— @
Net Expenses	2,634
Net Investment Income	2,522
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $—@)	(42,670)
Foreign Currency Exchange Contracts	(359)
Foreign Currency Transactions	256
Net Realized Loss	(42,773)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $18)	109,380
Foreign Currency Exchange Contracts	1
Foreign Currency Translations	5
Net Change in Unrealized Appreciation (Depreciation)	109,386
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	66,613
Net Increase in Net Assets Resulting from Operations	$69,135

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Growth Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,522	$1,499
Net Realized Loss	(42,773)	(17,087)
Net Change in Unrealized Appreciation (Depreciation)	109,386	(64,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,135	(80,268)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,504)	(4)
Net Realized Gain	—	(311)
Total Distributions	(1,504)	(315)
Capital Share Transactions:(1)
Class II:
Subscriptions	147,988	192,627
Distributions Reinvested	1,504	315
Redemptions	(97,421)	(28,199)
Net Increase in Net Assets Resulting from Capital Share Transactions	52,071	164,743
Total Increase in Net Assets	119,702	84,160
Net Assets:
Beginning of Period	141,579	57,419
End of Period (Including Undistributed Net Investment Income of $2,559 and $1,458)	$261,281	$141,579
(1) Capital Share Transactions:
Class II:
Shares Subscribed	22,088	21,358
Shares Issued on Distributions Reinvested	223	30
Shares Redeemed	(14,026)	(3,377)
Net Increase in Class II Shares Outstanding	8,285	18,011

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

International Growth Equity Portfolio

	Class II
	Year Ended December 31,						Period from April 28, 2006^ to December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006
Net Asset Value, Beginning of Period	$6.22		$12.11		$10.84		$10.00
Income (Loss) from Investment Operations
Net Investment Income#	0.09		0.13		0.03		0.03
Net Realized and Unrealized Gain (Loss)	2.17		(6.00)		1.52		0.82
Total from Investment Operations	2.26		(5.87)		1.55		0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.00	)†	(0.02)		(0.01)
Net Realized Gain	—		(0.02)		(0.26)		—
Total Distributions	(0.06)		(0.02)		(0.28)		(0.01)
Net Asset Value, End of Period	$8.42		$6.22		$12.11		$10.84
Total Return ±	36.54%		(48.52)%		14.26%		8.55	%*
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$261,281		$141,579		$57,419		$9,993
Ratio of Expenses to Average Net Assets(1)	1.35	%+	1.35	%+	1.35	%+	1.35	%**
Ratio of Net Investment Income to Average Net Assets(1)	1.29	%+	1.51	%+	0.29	%+	0.38	%**
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	57%		40%		52%		10	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.49	%+	1.53	%+	1.84	%+	3.95	%**
Net Investment Income (Loss) to Average Net Assets	1.15	%+	1.33	%+	(0.20	)%+	(2.23	)%**

^	Commencement of Operations.
#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

**	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Growth Equity Portfolio. The Portfolio seeks long-term capital appreciation, with a secondary objective of income. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.         Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.         Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•        investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•        investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.         Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)
Assets:
Foreign Currency
Contracts Risk	Receivables	$4
Liabilities:
Foreign Currency
Contracts Risk	Payables	$3

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(359)

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$1

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.         Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $13,448,000 and related collateral outstanding at year ended December 31, 2009 was approximately $14,084,000. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $188,000.

5.         Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.         Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.         Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Over $1 billion
0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.35%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver and/or expense reimbursement amounted to approximately $78,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $196,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,504	$—	$4	$311

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, certain equity securities designated as issued by passive foreign investment companies and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$83	$(83)	$	(—@	)

@ Amount is less than $500.

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,058	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$242,572	$38,429	$(2,674)	$35,755

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $1,854,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $48,456,000, of which $8,264,000 will expire on December 31, 2016 and $40,192,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$6,382	$169,093	$158,100	$169	$17,375

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $175,931,000 and $108,204,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $6,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 94.6%.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
International Growth Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Growth Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio intends to pass through foreign tax credits of approximately $183,000, and has derived net income from sources within foreign countries amounting to approximately $5,518,000.

The Portfolio may designate up to a maximum of $16,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, NY 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’S website at www.sec.gov.

UIFIGEANN
IU10-00413I-Y12/09

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Magnum Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

International Magnum Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Magnum	$1,000.00	$1,226.90	$1,019.96	$5.84	$5.30	1.04%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

International Magnum Portfolio

The International Magnum Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 32.53%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 31.78%.

Factors Affecting Performance

•                  Global equity markets began 2009 with a rough start, continuing to tumble on the back of woes in the financial system, extremely low levels of consumer confidence, and a rapidly deteriorating housing market. In early March, global equity markets broke through the previous lows set in November 2008, but subsequently embarked on a sizeable rally through the end of the year. Higher beta and lower quality asset classes outperformed the broader market since the market trough. Equity markets continued to rally through December, as investor sentiment became more constructive on the sustainability of the global recovery and corporate profitability surprised on the upside.

•                  The U.S. returned to growth, as preliminary GDP data showed the U.S. economy growing at a 2.2% quarter-over-quarter annualized rate in the third quarter of 2009. In addition, despite a slight dip in November, Institute for Supply Management manufacturing and nonmanufacturing survey data continued to indicate expansion. Inflation remained tame, as a weak housing market remained a drag. Labor market data for November gave markets a positive surprise, as the unemployment rate declined by 0.2% to 10% and nonfarm payrolls were revised into positive territory.

•                  EAFE markets, as measured by the MSCI EAFE Index, also advanced for the year (+24.7% in local terms and +31.8% in dollar terms). Europe (+27.7% in local terms and +35.8% in dollar terms) saw a large divergence in equity performance between the top performing market, Norway (+54.3% in local terms and +87.1% in dollar terms), and the bottom performing market, Finland (+7.7% in local terms and +11.1% in dollar terms). Europe faced headwinds during the fourth quarter from sovereign rating and outlook downgrades for a number of the peripheral countries, such as Greece, Ireland, Spain, and Portugal. Asia Pacific ex-Japan (+45.6% in local terms and +72.8% in dollar terms) was one of the best performing markets in the EAFE Index, with Singapore (+69.5% in local terms and +73.9% in dollar terms) leading returns in the region due to better-than-expected growth prospects. Japan (+9.1% in local terms and +6.3% in dollar terms) lagged Asia due to a stronger yen.

•                  The Portfolio outperformed the Index primarily due to stock selection in Japan and Europe. Our asset allocation decision to overweight emerging markets regions and underweight Japan added to performance. However, an overweight to cash and an underweight to the global materials sector were detractors from performance.

Management Strategies

•                  Regionally, the Portfolio ended the period underweight to Europe and Japan, neutral to Asia and overweight to emerging markets. We believe that Europe has begun to look expensive on a valuation basis due to recent advances in these equity markets. In addition, State Street’s institutional flow data is indicating that institutional investors have begun to sell Europe ex-U.K. equities in favor of other markets. The Japanese economy also appears to be under pressure as a strong yen and poor global demand threaten the export-oriented economy. In addition, concerns over another possible deflationary environment are beginning to rise in Japan, creating further headwinds for Japanese equities. On the other hand, emerging markets remain the drivers of global growth in the intermediate term, with a particular focus on growth in China. We believe sounder fiscal situations and higher savings rates in these markets provide a more solid foundation for growth as compared with many developed markets.

•                  On a sector basis, we have maintained the Portfolio’s overweight to the health care sector and underweight to financials and utilities. We have also maintained an overweight to cash to help buffer the market volatility.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

International Magnum Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio — Class I(3)	32.53%	3.17%	0.27%	3.19%
MSCI EAFE Index	31.78	3.54	1.17	4.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on January 2, 1997.

(4)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition*

Classification	Percentage of Total Investments
Commercial Banks	12.0%
Oil, Gas & Consumable Fuels	7.3
Pharmaceuticals	6.9
Insurance	5.9
Metals & Mining	5.4
Other**	50.5
Short-Term Investment	12.0
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.

**          Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

International Magnum Portfolio

	Shares	Value (000)
Common Stocks (87.5%)
Australia (5.1%)
Australia & New Zealand Banking
Group Ltd.	15,157	$308
BHP Billiton Ltd.	37,047	1,419
CSL Ltd.	21,113	614
QBE Insurance Group Ltd.	17,079	390
Rio Tinto Ltd. (a)	9,698	642
Tatts Group Ltd.	107,481	234
Wesfarmers Ltd.	14,602	406
Westpac Banking Corp.	45,050	1,014
		5,027
Austria (0.7%)
Vienna Insurance Group	13,904	714

Belgium (1.1%)
Groupe Bruxelles Lambert S.A.	5,786	545
Umicore	17,641	587
		1,132
Canada (1.4%)
Cameco Corp.	25,063	813
EnCana Corp.	17,646	576
		1,389
Denmark (0.5%)
Vestas Wind Systems A/S (b)	7,352	450

Egypt (0.5%)
Orascom Construction Industries GDR	9,956	463

Finland (1.7%)
Fortum Oyj	33,216	900
Kone Oyj, Class B	19,436	830
		1,730
France (8.3%)
Accor S.A.	7,166	389
ArcelorMittal	37,509	1,701
AXA S.A.	28,212	667
BNP Paribas	23,868	1,884
GDF Suez S.A. (a)	15,316	664
LVMH Moet Hennessy Louis Vuitton S.A.	6,148	690
Schneider Electric S.A.	5,866	680
Societe Generale	8,944	619
Total S.A.	14,494	929
		8,223
Germany (7.1%)
Allianz SE (Registered)	5,328	663
Bayer AG	18,529	1,481
Daimler AG (Registered)	13,216	706
Deutsche Bank AG (Registered) (a)	10,454	737
Deutsche Telekom AG (Registered) (a)	35,952	531
Linde AG	8,137	979
MAN SE	6,528	508
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (a)	3,461	540
Siemens AG (Registered) (a)	8,915	818
		6,963
Greece (1.5%)
Coca-Cola Hellenic Bottling Co. S.A.	25,812	588
National Bank of Greece S.A. (b)	37,097	946
		1,534
Hong Kong (4.9%)
BOC Hong Kong Holdings Ltd.	103,500	233
Cheung Kong Holdings Ltd.	15,000	192
Cheung Kong Infrastructure Holdings Ltd.	8,000	30
China Construction Bank Corp., Class H (a)	742,000	632
China Resources Power Holdings Co., Ltd.	288,800	572
CLP Holdings Ltd. (a)	4,500	30
CNOOC Ltd.	528,000	822
Esprit Holdings Ltd.	23,568	155
Hang Seng Bank Ltd.	3,400	50
Hong Kong & China Gas Co., Ltd.	35,000	87
Hutchison Whampoa Ltd.	7,000	48
Kerry Properties Ltd.	8,500	43
Li & Fung Ltd.	150,000	617
MTR Corp. (a)	111,000	381
New World Development Ltd.	84,000	172
Tencent Holdings Ltd.	36,200	780
		4,844
India (0.6%)
Reliance Industries Ltd.	24,364	567

Ireland (0.8%)
Ryanair Holdings plc ADR (b)	27,836	747

Israel (0.9%)
Teva Pharmaceutical Industries Ltd. ADR (a)	15,603	877

Italy (1.4%)
ENI S.p.A.	54,676	1,392

Japan (9.2%)
Benesse Holdings, Inc.	11,800	494
FamilyMart Co., Ltd. (a)	14,700	433
Fast Retailing Co., Ltd.	5,400	1,008
Honda Motor Co., Ltd.	16,200	548
Jupiter Telecommunications Co., Ltd.	649	643
Komatsu Ltd.	32,000	667
Kurita Water Industries Ltd. (a)	19,600	612
Nidec Corp.	8,400	772
Nippon Electric Glass Co., Ltd.	66,000	900
Rakuten, Inc.	894	680
Shin-Etsu Chemical Co., Ltd.	12,600	710
Shionogi & Co., Ltd. (a)	25,200	545
Sony Financial Holdings, Inc.	150	391
Stanley Electric Co., Ltd.	35,500	714
		9,117
Luxembourg (0.6%)
Millicom International Cellular S.A.	8,133	600

Mexico (0.7%)
America Movil S.A.B. de C.V., Class L ADR	13,853	651

Netherlands (0.6%)
Koninklijke KPN N.V.	35,091	595

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Norway (0.7%)
Storebrand ASA (b)	96,356	$654

Portugal (1.2%)
Banco Espirito Santo S.A. (Registered)	91,925	598
Jeronimo Martins SGPS S.A. (a)	58,150	578
		1,176
Singapore (2.8%)
CapitaCommercial Trust REIT	73,840	61
CapitaLand Ltd. (a)	158,000	468
City Developments Ltd. (a)	30,000	245
DBS Group Holdings Ltd.	96,500	1,049
Keppel Corp. Ltd.	98,000	570
Oversea-Chinese Banking Corp. Ltd.	28,600	184
SembCorp Industries Ltd.	56,480	148
		2,725
South Korea (0.4%)
LG Electronics, Inc.	3,881	402

Spain (3.2%)
Banco Bilbao Vizcaya Argentaria S.A.	41,914	759
Banco Santander S.A.	50,638	832
Red Electrica Corporacion S.A. (a)	11,135	617
Telefonica S.A.	34,028	949
		3,157
Sweden (1.9%)
Autoliv, Inc. (b)	12,519	553
Investor AB, Class B (a)	33,762	624
Tele2 AB, Class B	46,990	720
		1,897
Switzerland (8.7%)
Nestle S.A. (Registered)	49,662	2,413
Nobel Biocare Holding AG (Registered)	11,985	401
Novartis AG (Registered)	19,048	1,038
Roche Holding AG (Genusschein)	11,665	1,984
SGS S.A. (Registered)	719	936
Syngenta AG (Registered)	2,334	654
UBS AG (Registered) (b)	38,380	590
Zurich Financial Services AG	2,557	556
		8,572
United Kingdom (21.0%)
Aggreko plc	45,574	678
Anglo American plc (b)	21,750	941
Autonomy Corp. plc (b)	24,360	594
BAE Systems plc	112,566	649
Barclays plc	106,886	471
BG Group plc	45,451	814
British American Tobacco plc	25,342	822
Carphone Warehouse Group plc	101,795	307
Cobham plc	181,729	733
DSG International plc (b)	609,532	359
GlaxoSmithKline plc	41,829	886
HSBC Holdings plc	117,982	1,346
Imperial Tobacco Group plc	22,198	700
Man Group plc	77,272	380
Prudential plc	125,411	1,278
Reckitt Benckiser Group plc	18,480	1,001
Reed Elsevier plc	42,674	350
Rolls-Royce Group plc (b)	55,671	434
Royal Dutch Shell plc, Class A	41,603	1,256
SABMiller plc	24,974	732
Smith & Nephew plc	67,575	694
SSL International plc	31,010	391
Standard Chartered plc	34,897	874
Tesco plc	217,592	1,495
Vedanta Resources plc (a)	15,886	657
Vodafone Group plc	652,134	1,510
WM Morrison Supermarkets plc	89,503	399
		20,751
Total Common Stocks (Cost $84,045)		86,349

Preferred Stock (0.4%)
Germany (0.4%)
Fresenius SE (Cost $506)	6,459	462

Short-Term Investments (19.3%)
Securities held as Collateral on Loaned Securities (7.3%)
Investment Company (6.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	6,240,040	6,240

	Face Amount (000)
Repurchase Agreement (1.0%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $983; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $1,003.

	$983	983
		7,223

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Investment Company (12.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (c)	11,787,384	$11,787
Total Short-Term Investments (Cost $19,010)		19,010
Total Investments (107.2%) (Cost $103,561) — Including $6,939 of Securities Loaned (d)		105,821
Liabilities in Excess of Other Assets (-7.2%)		(7,114)
Net Assets (100%)		$98,707

(a)	All or a portion of security on loan at December 31, 2009.
(b)	Non-income producing security.
(c)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $82,086,000 and 77.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
CAD	952	$911	1/14/10	USD	897	$897	$(14)
CAD	529	505	1/14/10	USD	507	507	2
CHF	1,094	1,057	1/14/10	USD	1,054	1,054	(3)
EUR	2,248	3,223	1/14/10	USD	3,274	3,274	51
EUR	711	1,019	1/14/10	USD	1,035	1,035	16
EUR	2,055	2,945	1/14/10	USD	2,985	2,985	40
GBP	1,145	1,850	1/14/10	USD	1,859	1,859	9
GBP	2,943	4,752	1/14/10	USD	4,770	4,770	18
GBP	2,092	3,379	1/14/10	USD	3,403	3,403	24
GBP	387	625	1/14/10	USD	616	616	(9)
JPY	365,686	3,927	1/14/10	USD	4,078	4,078	151
JPY	408,949	4,391	1/14/10	USD	4,553	4,553	162
USD	2,376	2,376	1/14/10	AUD	2,628	2,359	(17)
USD	745	745	1/14/10	AUD	832	747	2
USD	94	94	1/14/10	AUD	104	93	(1)
USD	2,699	2,699	1/14/10	EUR	1,856	2,660	(39)
USD	3,424	3,424	1/14/10	EUR	2,385	3,419	(5)
USD	4,783	4,783	1/14/10	EUR	3,284	4,708	(75)
USD	2,256	2,256	1/14/10	EUR	1,554	2,228	(28)
USD	1,087	1,087	1/14/10	GBP	669	1,081	(6)
USD	4,166	4,166	1/14/10	GBP	2,562	4,138	(28)
USD	5,937	5,937	1/14/10	GBP	3,657	5,906	(31)
USD	5,599	5,599	1/14/10	JPY	501,782	5,388	(211)
USD	205	205	1/14/10	JPY	18,385	197	(8)
USD	397	397	1/14/10	JPY	35,568	382	(15)
USD	7,207	7,207	1/14/10	JPY	647,694	6,955	(252)
USD	6,659	6,659	1/14/10	JPY	611,769	6,569	(90)
		$76,218				$75,861	$(357)

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
TOPIX Index	97	$9,420	Mar-10	$201

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,816	$—	$1,816
Airlines	747	—	—	747
Auto Components	—	1,267	—	1,267
Automobiles	—	1,254	—	1,254
Beverages	—	1,320	—	1,320
Biotechnology	—	614	—	614
Capital Markets	—	1,707	—	1,707
Chemicals	—	2,930	—	2,930
Commercial Banks	—	11,799	—	11,799
Commercial Services & Supplies	—	678	—	678
Construction & Engineering	463	—	—	463
Distributors	—	617	—	617
Diversified	—	245	—	245

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

International Magnum Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Common Stocks (cont’d)
Diversified Consumer Services	$—	$494	$—	$494
Diversified Financial Services	—	1,169	—	1,169
Diversified Telecommunication Services	—	2,795	—	2,795
Electric Utilities	—	1,577	—	1,577
Electrical Equipment	—	1,130	—	1,130
Electronic Equipment, Instruments & Components	—	1,672	—	1,672
Food & Staples Retailing	—	3,311	—	3,311
Food Products	—	2,413	—	2,413
Gas Utilities	—	87	—	87
Health Care Equipment & Supplies	—	1,486	—	1,486
Hotels, Restaurants & Leisure	—	623	—	623
Household Durables	—	402	—	402
Household Products	—	1,001	—	1,001
Independent Power Producers & Energy Traders	—	572	—	572
Industrial Conglomerates	—	1,584	—	1,584
Insurance	—	5,853	—	5,853
Internet & Catalog Retail	—	680	—	680
Internet Software & Services	—	780	—	780
Machinery	—	2,617	—	2,617
Media	—	993	—	993
Metals & Mining	—	5,360	—	5,360
Multi-Utilities	—	664	—	664
Oil, Gas & Consumable Fuels	1,389	5,780	—	7,169
Pharmaceuticals	877	5,934	—	6,811
Professional Services	—	936	—	936
Real Estate Investment Trusts (REITs)	—	61	—	61
Real Estate Management & Development	—	875	—	875
Road & Rail	—	381	—	381
Software	—	594	—	594
Specialty Retail	—	1,829	—	1,829
Textiles, Apparel & Luxury Goods	—	690	—	690
Tobacco	—	1,522	—	1,522
Wireless Telecommunication Services	1,251	1,510	—	2,761
Total Common Stocks	4,727	81,622	—	86,349
Foreign Currency Exchange Contracts	—	475	—	475
Futures Contracts	201	—	—	201
Preferred Stock
Health Care Equipment & Supplies	—	462	—	462
Short-Term Investments
Investment Company	18,027	—	—	18,027
Repurchase Agreement	—	983	—	983
Total Short-Term Investments	18,027	983	—	19,010
Total Assets	22,955	83,548	—	106,497
Liabilities:
Foreign Currency Exchange Contracts	—	832	—	832
Total Liabilities	—	832	—	832
Total	$22,955	$82,716	$—	$105,665

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Magnum Portfolio

Statement of Assets and Liabilities

December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $85,534)	$87,794
Investment in Security of Affiliated Issuer, at Value (Cost $18,027)	18,027
Total Investments in Securities, at Value (Cost $103,561)	105,821
Cash	— @
Unrealized Appreciation on Foreign Currency Exchange Contracts	475
Due from Broker	335
Foreign Currency, at Value (Cost $146)	145
Foreign Withholding Tax Reclaim Receivable	108
Dividends Receivable	80
Receivable for Portfolio Shares Sold	20
Receivable from Affiliate	3
Other Assets	2
Total Assets	106,989
Liabilities:
Collateral on Securities Loaned, at Value	7,223
Unrealized Depreciation on Foreign Currency Exchange Contracts	832
Investment Advisory Fees Payable	139
Payable for Portfolio Shares Redeemed	21
Administration Fees Payable	21
Deferred Capital Gain Country Tax	12
Custodian Fees Payable	9
Directors’ Fees and Expenses Payable	1
Other Liabilities	24
Total Liabilities	8,282
NET ASSETS	$98,707
Net Assets Consist of:
Paid-in Capital	$118,785
Undistributed Net Investment Income	2,231
Accumulated Net Realized Loss	(24,402)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $12 Deferred Capital Gain Country Tax)	2,248
Foreign Currency Exchange Contracts and Translations	(356)
Futures Contracts	201
Net Assets	$98,707
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,199,059 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.81

(1) Including:
Securities on Loan, at Value	$6,939

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Magnum Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $226 Foreign Taxes Withheld)	$2,405
Dividends from Security of Affiliated Issuer	13
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	2,419
Expenses:
Investment Advisory Fees (Note B)	693
Administration Fees (Note C)	217
Custodian Fees (Note E)	57
Professional Fees	43
Shareholder Reporting Fees	29
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note D)	1
Other	9
Total Expenses	1,052
Investment Advisory Fees Voluntarily Waived (Note B)	(143)
Rebate from Morgan Stanley Affiliates (Note I)	(4)
Net Expenses	905
Net Investment Income	1,514
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $1)	(16,176)
Foreign Currency Exchange Contracts	1,114
Foreign Currency Transactions	210
Futures Contracts	96
Net Realized Loss	(14,756)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $12)	38,483
Foreign Currency Exchange Contracts	(986)
Foreign Currency Translations	9
Futures Contracts	201
Net Change in Unrealized Appreciation (Depreciation)	37,707
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,951
Net Increase in Net Assets Resulting from Operations	$24,465

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

International Magnum Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$1,514	$4,066
Net Realized Loss	(14,756)	(9,879)
Net Change in Unrealized Appreciation (Depreciation)	37,707	(76,205)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,465	(82,018)
Distributions from and/or in Excess of:
Net Investment Income	(2,650)	(4,888)
Net Realized Gain	—	(19,097)
Total Distributions	(2,650)	(23,985)
Capital Share Transactions:(1)
Subscriptions	9,070	10,714
Distributions Reinvested	2,650	23,985
Redemptions	(21,358)	(52,099)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,638)	(17,400)
Total Increase (Decrease) in Net Assets	12,177	(123,403)
Net Assets:
Beginning of Period	86,530	209,933
End of Period (Including Undistributed Net Investment Income of $2,231 and $2,014)	$98,707	$86,530

(1) Capital Share Transactions:
Shares Subscribed	1,173	935
Shares Issued on Distributions Reinvested	374	2,221
Shares Redeemed	(2,961)	(5,020)
Net Decrease in Shares Outstanding	(1,414)	(1,864)

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

International Magnum Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$6.86	$14.50	$14.26		$12.38	$11.29
Income (Loss) from Investment Operations
Net Investment Income#	0.13	0.30	0.17		0.16	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.05	(6.09)	1.89		2.77	1.09
Total from Investment Operations	2.18	(5.79)	2.06		2.93	1.23
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.38)	(0.23)		(0.01)	(0.14)
Net Realized Gain	—	(1.47)	(1.59)		(1.04)	—
Total Distributions	(0.23)	(1.85)	(1.82)		(1.05)	(0.14)
Net Asset Value, End of Period	$8.81	$6.86	$14.50		$14.26	$12.38
Total Return ±	32.53%	(44.62)%	14.59%		25.13%	11.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,707	$86,530	$209,933		$194,060	$150,641
Ratio of Expenses to Average Net Assets(1)	1.04%+	1.05%+	1.05	%+	1.09%†	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	N/A		N/A	1.15%
Ratio of Net Investment Income to Average Net Assets(1)	1.75%+	2.72%+	1.15	%+	1.25%	1.26%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	30%	26%	43%		80%	34%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.21%+	1.19%+	1.15	%+	1.18%	1.18%
Net Investment Income to Average Net Assets	1.58%+	2.58%+	1.05	%+	1.15%	1.23%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.
†	Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.05%. Prior to June 1, 2006, the maximum ratio was 1.15%.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

Futures. In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Assets:
Foreign Currency
Contracts Risk	Receivables	$475	$—
Equity Risk	Receivables	—	201
Total Receivables		$475	$201
Liabilities:
Foreign Currency
Contracts Risk	Payables	$832	$—

(a)          This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$1,114
Equity Rate Risk	Futures Contracts	96
Total		$1,210

Change in Unrealized Appreciation (Depreciation)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$(986)
Equity Rate Risk	Futures Contracts	201
Total		$(785)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $6,939,000 and related collateral outstanding at December 31, 2009 was approximately $7,223,000. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $7,000.

5.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $143,000.

Morgan Stanley Investment Management Limited (“MSIM Limited”), Morgan Stanley Asset & Investment Trust Management Co., Limited (“MSAITM”), and Morgan Stanley Investment Management Company (“MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as Sub-Advisers for the Portfolio on a day-to-day basis. MSIM Limited, MSAITM and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,650	$—	$8,488	$15,497

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and certain equity securities designated as issued by passive foreign investments companies, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1,353	$(1,350)	$(3)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,632	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$105,000	$9,551	$(8,730)	$821

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital and currency losses of approximately $1,254,000 and $373,000, respectively.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $22,092,000, of which, $2,735,000 will expire on December 31, 2016 and $19,357,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and/or as a portion of the securities held as collateral on loaned securites. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$2,412	$68,878	$53,263	$13	$18,027

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $25,009,000 and $43,846,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $2,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Additionally, during the year ended December 31, 2009, the Portfolio incurred less than $500 of brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 76.1%.

J. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
International Magnum Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio intends to pass through foreign tax credits of approximately $175,000, and has derived net income from sources within foreign countries amounting to approximately $2,691,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

23

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFIMANN
IU10-00612P-Y12/09

24

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Examples (unaudited)

Mid Cap Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Class I	$1,000.00	$1,272.20	$1,019.96	$5.96	$5.30	1.04%
Mid Cap Growth Class II	1,000.00	1,269.90	1,019.46	6.52	5.80	1.14

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies including emerging market securities. Investments in mid cap corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 57.66%, net of fees, for Class I shares and 57.37%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell Midcap® Growth Index (the “Index”) which returned 46.29%.

Factors Affecting Performance

•  In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•  Stock selection in consumer discretionary had a positive effect on relative performance, due to exposure to the leisure time industry

•  Stock selection in technology added to relative gains, although an underweight there slightly detracted. Within the sector, computer services software and systems was the leading contributing industry.

•  Additionally, stock selection and an overweight in producer durables bolstered relative performance. Here, the commercial services industry outperformed the Index.

•  Conversely, both stock selection and an underweight in the materials and processing sector had a negative impact on relative performance. The sole detractor was in the building materials industry.

•  Stock selection in energy also underperformed, despite the benefit of an overweight in the sector. While none of our energy holdings (largely in the natural gas industry) detracted from relative performance, they did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the Portfolio did not have exposure, experienced a large rebound throughout the year.

•  An overweight and stock selection in financial services dampened relative performance. Within the sector, the asset management and custodian industry was the leading detractor.

Management Strategies

•  As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Russell Midcap® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I(3)	57.66%	5.75%	0.28%	3.52%
Russell Midcap® Growth Index	46.29	2.40	-0.52	3.20
Portfolio — Class II(4)	57.37	5.61	—	11.47
Russell Midcap® Growth Index	46.29	2.40	—	8.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Mid Cap Growth Portfolio

approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced operations on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Computer Services Software & Systems	18.5%
Diversified Retail	9.1
Commercial Services	7.3
Alternative Energy	7.0
Pharmaceuticals	5.5
Other*	48.7
Short-Term Investment	3.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.2%)
Air Transport (2.1%)
Expeditors International of Washington, Inc.	146,593	$5,092
Alternative Energy (7.0%)
PetroHawk Energy Corp. (a)	69,681	1,672
Range Resources Corp.	122,991	6,131
Ultra Petroleum Corp. (a)	178,910	8,920
		16,723
Asset Management & Custodian (3.4%)
Greenhill & Co., Inc.	56,756	4,554
T. Rowe Price Group, Inc.	64,614	3,441
		7,995
Biotechnology (2.3%)
Illumina, Inc. (a)	176,557	5,411

Cable Television Services (1.0%)
Discovery Communications, Inc., Class C (a)	89,036	2,361

Casinos & Gambling (3.6%)
Las Vegas Sands Corp. (a)	178,579	2,668
Wynn Resorts Ltd.	102,018	5,941
		8,609
Cement (2.5%)
Martin Marietta Materials, Inc.	53,362	4,771
Texas Industries, Inc.	33,398	1,169
		5,940
Chemicals: Diversified (2.4%)
Intrepid Potash, Inc. (a)	97,628	2,848
Rockwood Holdings, Inc. (a)	123,541	2,910
		5,758
Commercial Services (7.3%)
Corporate Executive Board Co. (The)	75,538	1,724
Intertek Group plc	264,445	5,325
Leucadia National Corp. (a)	203,089	4,831
Monster Worldwide, Inc. (a)	106,672	1,856
New Oriental Education & Technology Group ADR (a)	48,343	3,655
		17,391
Communications Technology (1.0%)
Millicom International Cellular S.A.	30,433	2,245

Computer Services Software & Systems (18.5%)
Akamai Technologies, Inc. (a)	170,688	4,323
Alibaba.com Ltd.	1,891,000	4,346
Autodesk, Inc. (a)	121,793	3,095
Baidu, Inc. ADR (a)	21,251	8,739
Equinix, Inc. (a)	27,479	2,917
IHS, Inc., Class A (a)	59,476	3,260
Rovi Corp. (a)	66,466	2,118
Salesforce.com, Inc. (a)	106,541	7,860
Teradata Corp. (a)	235,342	7,397
		44,055
Computer Technology (1.1%)
Palm, Inc. (a)	264,748	2,658

Consumer Lending (4.3%)
IntercontinentalExchange, Inc. (a)	33,945	3,812
Moody’s Corp.	55,112	1,477
Redecard S.A.	302,625	4,987
		10,276
Diversified Financial Services (0.7%)
Calamos Asset Management, Inc., Class A	132,528	1,528

Diversified Retail (9.1%)
Ctrip.com International Ltd. ADR (a)	123,067	8,844
NetFlix, Inc. (a)	32,018	1,765
Priceline.com, Inc. (a)	41,235	9,010
Sears Holdings Corp. (a)	26,095	2,178
		21,797
Education Services (1.4%)
Strayer Education, Inc.	16,150	3,432

Financial Data & Systems (2.9%)
MSCI, Inc., Class A (a)	216,677	6,890

Financial Data Processing Services & Systems (3.1%)
Verisk Analytics, Inc., Class A (a)	245,645	7,438

Homebuilding (2.8%)
Gafisa S.A. ADR	98,289	3,180
NVR, Inc. (a)	5,006	3,558
		6,738
Medical & Dental Instruments & Supplies (2.0%)
Techne Corp.	70,997	4,868

Medical Equipment (1.4%)
Intuitive Surgical, Inc. (a)	10,935	3,317

Pharmaceuticals (4.6%)
Allergan, Inc.	46,886	2,954
Gen-Probe, Inc. (a)	103,991	4,461
Mead Johnson Nutrition Co., Class A	83,351	3,643
		11,058
Publishing (1.9%)
Morningstar, Inc. (a)	92,622	4,477

Scientific Instruments: Pollution Control (2.8%)
Covanta Holding Corp. (a)	119,007	2,153
Nalco Holding Co.	173,512	4,426
		6,579
Shipping (1.7%)
C.H. Robinson Worldwide, Inc.	70,661	4,150

Wholesale & International Trade (3.3%)
Li & Fung Ltd.	1,914,100	7,877
Total Common Stocks (Cost $221,505)		224,663
Preferred Stock (0.9%)
Pharmaceuticals (0.9%)
Ironwood Pharmaceutical, Inc. (Convertible) (a)(b)(c) (Cost $1,154)	96,207	2,117

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

	Shares	Value (000)
Investment Company (1.1%)
Groupe Aeroplan, Inc. (Cost $3,210)	262,171	$2,730

Short-Term Investment (3.9%)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $9,385) (d)	9,385,328	9,385
Total Investments (100.1%) (Cost $235,254) (e)		238,895
Liabilities in Excess of Other Assets (-0.1%)		(289)
Net Assets (100%)		$238,606

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at December 31, 2009.
(c)

At December 31, 2009, the Portfolio held approximately $2,117,000 of fair valued securities, representing 0.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(d)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $22,535,000 and 9.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$5,092	$—	$—	$5,092
Alternative Energy	16,723	—	—	16,723
Asset Management & Custodian	7,995	—	—	7,995
Biotechnology	5,411	—	—	5,411
Cable Television Services	2,361	—	—	2,361
Casinos & Gambling	8,609	—	—	8,609
Cement	5,940	—	—	5,940
Chemicals: Diversified	5,758	—	—	5,758
Commercial Services	12,066	5,325	—	17,391
Communications Technology	2,245	—	—	2,245
Computer Services Software & Systems	39,709	4,346	—	44,055
Computer Technology	2,658	—	—	2,658
Consumer Lending	5,289	4,987	—	10,276
Diversified Financial Services	1,528	—	—	1,528
Diversified Retail	21,797	—	—	21,797
Education Services	3,432	—	—	3,432
Financial Data & Systems	6,890	—	—	6,890
Financial Data Processing Services & Systems	7,438	—	—	7,438
Homebuilding	6,738	—	—	6,738
Medical & Dental Instruments & Supplies	4,868	—	—	4,868
Medical Equipment	3,317	—	—	3,317
Pharmaceuticals	11,058	—	—	11,058
Publishing	4,477	—	—	4,477
Scientific Instruments: Pollution Control	6,579	—	—	6,579
Shipping	4,150	—	—	4,150
Wholesale & International Trade	—	7,877	—	7,877
Total Common Stocks	202,128	22,535	—	224,663
Investment Companies	2,730	—	—	2,730
Preferred Stock
Pharmaceuticals	—	—	2,117	2,117
Short-Term Investment
Investment Company	9,385	—	—	9,385
Total Assets	214,243	22,535	2,117	238,895
Total	$214,243	$22,535	$2,117	$238,895

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

			Common Stocks (000)
Balance as of 12/31/08			$1,154
Accrued discounts/premiums			—
Realized gain (loss)			—
Change in unrealized appreciation (depreciation)			963
Net purchases (sales)			—
Net transfers in and/or out of Level 3			—
Balance as of 12/31/09			$2,117
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.			$963

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Mid Cap Growth Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $225,869)	$229,510
Investment in Security of Affiliated Issuer, at Value (Cost $9,385)	9,385
Total Investments in Securities, at Value (Cost $235,254)	238,895
Receivable for Portfolio Shares Sold	220
Dividends Receivable	80
Receivable from Affiliate	3
Foreign Currency, at Value (Cost $—@)	—	@
Other Assets	5
Total Assets	239,203
Liabilities:
Investment Advisory Fees Payable	408
Payable for Portfolio Shares Redeemed	89
Administration Fees Payable	51
Distribution Fees — Class II Shares	15
Custodian Fees Payable	6
Directors’ Fees and Expenses Payable	—	@
Other Liabilities	28
Total Liabilities	597
NET ASSETS	$238,606
Net Assets Consist of:
Paid-in Capital	$251,509
Accumulated Net Investment Loss	(11)
Accumulated Net Realized Loss	(16,533)
Unrealized Appreciation (Depreciation) on:
Investments	3,641
Foreign Currency Translations	—	@
Net Assets	$238,606
CLASS I:
Net Assets	$55,559
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,067,799 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.16
CLASS II:
Net Assets	$183,047
Net Asset Value, Offering and Redemption Price Per Share Applicable to 20,147,579 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.09

@  Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Mid Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $35 Foreign Taxes Withheld)	$1,803
Dividends from Security of Affiliated Issuer	27
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	1,831
Expenses:
Investment Advisory Fees (Note B)	1,461
Distribution Fees — Class II Shares (Note D)	495
Administration Fees (Note C)	489
Shareholder Reporting Fees	69
Professional Fees	32
Custodian Fees (Note F)	26
Directors’ Fees and Expenses	5
Transfer Agency Fees (Note E)	2
Other	8
Total Expenses	2,587
Distribution Fees — Class II Shares Waived (Note D)	(354)
Investment Advisory Fees Voluntarily Waived (Note B)	(43)
Rebate from Morgan Stanley Affiliates (Note I)	(13)
Expense Offset (Note F)	— @
Net Expenses	2,177
Net Investment Loss	(346)
Realized Gain (Loss) on:
Investments Sold	(1,198)
Foreign Currency Exchange Contracts	(22)
Foreign Currency Transactions	11
Net Realized Loss	(1,209)
Change in Unrealized Appreciation (Depreciation) on:
Investments	90,291
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	90,291
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	89,082
Net Increase in Net Assets Resulting from Operations	$88,736

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(346)	$(1,028)
Net Realized Loss	(1,209)	(12,203)
Net Change in Unrealized Appreciation (Depreciation)	90,291	(123,151)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,736	(136,382)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(649)
Net Realized Gain	—	(21,078)
Class II:
Net Investment Income	—	(1,094)
Net Realized Gain	—	(41,706)
Total Distributions	—	(64,527)
Capital Share Transactions:(1)
Class I:
Subscriptions	21,808	28,001
Distributions Reinvested	—	21,727
Redemptions	(40,415)	(54,659)
Class II:
Subscriptions	37,589	60,147
Distributions Reinvested	—	42,800
Redemptions	(25,633)	(30,717)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(6,651)	67,299
Total Increase (Decrease) in Net Assets	82,085	(133,610)
Net Assets:
Beginning of Period	156,521	290,131
End of Period (Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income of $(11) and $(2))	$238,606	$156,521
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,106	2,699
Shares Issued on Distributions Reinvested	—	2,272
Shares Redeemed	(5,445)	(4,946)
Net Increase (Decrease) in Class I Shares Outstanding	(2,339)	25
Class II:
Shares Subscribed	5,131	5,900
Shares Issued on Distributions Reinvested	—	4,505
Shares Redeemed	(3,626)	(3,349)
Net Increase in Class II Shares Outstanding	1,505	7,056

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$5.81		$14.58	$12.48		$12.18	$10.36
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.01)		(0.04)	0.04		0.01	(0.06)
Net Realized and Unrealized Gain (Loss)	3.36		(5.51)	2.74		1.07	1.88
Total from Investment Operations	3.35		(5.55)	2.78		1.08	1.82
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)	—		—	—
Net Realized Gain	—		(3.12)	(0.68)		(0.78)	—
Total Distributions	—		(3.22)	(0.68)		(0.78)	—
Net Asset Value, End of Period	$9.16		$5.81	$14.58		$12.48	$12.18
Total Return ±	57.66%		(46.77)%	22.67%		9.28%	17.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,559		$48,874	$122,169		$120,414	$111,677
Ratio of Expenses to Average Net Assets(1)	1.04	%+	1.05%+	1.06	%+	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		N/A	1.05	%+	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.12	)%+	(0.37)%+	0.27	%+	0.07%	(0.54)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	41%		41%	78%		65%	103%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.06	%+	1.06%+	1.09	%+	1.06%	1.09%
Net Investment Income (Loss) to Average Net Assets	(0.14	)%+	(0.38)%+	0.23	%+	0.06%	(0.58)%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$5.77		$14.50	$12.42		$12.14	$10.35
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.01)		(0.05)	0.04		0.00 †	(0.07)
Net Realized and Unrealized Gain (Loss)	3.33		(5.48)	2.72		1.06	1.86
Total from Investment Operations	3.32		(5.53)	2.76		1.06	1.79
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)	—		—	—
Net Realized Gain	—		(3.12)	(0.68)		(0.78)	—
Total Distributions	—		(3.20)	(0.68)		(0.78)	—
Net Asset Value, End of Period	$9.09		$5.77	$14.50		$12.42	$12.14
Total Return ±	57.37%		(46.82)%	22.61%		9.14%	17.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$183,047		$107,647	$167,962		$182,020	$44,316
Ratio of Expenses to Average Net Assets(1)	1.14	%+	1.15%+	1.16	%+	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		N/A	1.15	%+	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.20	)%+	(0.47)%+	0.27	%+	(0.04)%	(0.63)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	41%		41%	78%		65%	103%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.41	%+	1.41%+	1.44	%+	1.40%	1.44%
Net Investment Loss to Average Net Assets	(0.47	)%+	(0.73)%+	(0.01	)%+	(0.29)%	(0.92)%

†	Amount is less than $0.005 per share.
#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated.

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following table set forth by primary risk exposure the Portfolio’s realized gains (losses) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(22)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows :

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $43,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $354,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$23,980	$40,547

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, in-kind wash sales adjustments, basis adjustments for return of capital sold and net operating losses, resulted in the following

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$337	$232	$(569)

At December 31, 2009, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$236,670	$33,669	$(31,444)	$2,225

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital and currency losses of approximately $2,226,000 and $9,000, respectively.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $12,558,000, of which $6,445,000 will expire on December 31, 2016 and $6,113,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $13,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$10,606	$62,710	$63,931	$27	$9,385

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $74,747,000 and $80,628,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $5,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.9% and 83.5%, for Class I and Class II shares, respectively

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 24, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2010

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFMCGANN
IU10-00411I-Y12/09

20

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

U.S. Mid Cap Value Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Examples (unaudited)

U.S. Mid Cap Value Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Mid Cap Value Class I	$1,000.00	$1,288.20	$1,020.01	$5.94	$5.24	1.03%
U.S. Mid Cap Value Class II	1,000.00	1,287.10	1,019.51	6.51	5.75	1.13

*                 Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**          Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Stocks of mid cap companies may entail special risks, such as greater market volatility, more limited markets, financial resources and product lines and may lack the depth of management of larger companies.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 39.21%, net of fees, for Class I shares and 39.16%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell Midcap® Value Index (the “Index”) which returned 34.21%.

Factors Affecting Performance

•                  Equities advanced from mid-March through year end as the financial system improved, policy actions helped stabilize the credit markets, and corporate earnings were able to beat lowered expectations. As the period progressed, the rate of decline in some economic indicators continued to slow, but the economy and market still faced many headwinds, most notably high unemployment rates and the weak real estate market.

•                  The Portfolio had positive performance across all sectors for the period.

•                  Stock selection in the health care sector was the largest contributor to relative performance. Health care equipment and services holdings drove all of the gains, as an assisted living facility company and a hospital company experienced turnarounds during the period that led their stock prices to rally.

•                  An overweight position in the technology sector also bolstered relative results as the sector performed well in 2009 amid the improving economic outlook. Additionally, one of the Portfolio’s holdings appreciated strongly on acquisition news.

•                  Relative performance was further aided by stock selection in the industrials sector. In particular, holdings in a paint company and an aviation company were additive to performance as investors rewarded economically sensitive stocks such as these during the equity market rally.

•                  However, underweight positions in the economically sensitive energy and materials sectors detracted from relative performance. These sectors performed well as the economy began to show signs of stabilization and oil prices rose. Although the Portfolio’s energy holdings (primarily in exploration and production stocks) performed well, the Portfolio’s smaller exposure to the sector overall meant that it did not fully participate in the sector’s strong performance. In the materials sector, the Portfolio’s lack of exposure to the paper industry was particularly detrimental.

Management Strategies

•                  Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic, we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We remain concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

•                  We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change — or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward mitigating our investors’ downside, while offering our investors the potential opportunity to outperform the market.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

Performance Compared to the Russell Midcap® Value Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I(3)	39.21%	3.62%	4.11%	8.64%
Russell Midcap® Value Index	34.21	1.98	7.58	8.71
Portfolio — Class II(4)	39.16	3.51	—	9.25
Russell Midcap® Value Index	34.21	1.98	—	9.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on January 2, 1997.

(4)          Commenced operations on May 5, 2003.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Insurance	9.0%
Health Care Providers & Services	6.1
Capital Markets	5.8
Household Durables	5.3
Other*	70.1
Short-Term Investment	3.7
Total Investments	100.0%

*                 Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

U.S. Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Aerospace & Defense (3.8%)
Goodrich Corp.	167,300	$10,749

Auto Components (2.0%)
Lear Corp. (a)	81,700	5,526

Automobiles (2.2%)
Harley-Davidson, Inc.	241,265	6,080

Building Products (2.1%)
Lennox International, Inc.	146,700	5,727

Capital Markets (5.8%)
Charles Schwab Corp. (The)	317,300	5,972
Invesco Ltd.	118,470	2,783
Northern Trust Corp.	143,976	7,544
		16,299
Chemicals (4.4%)
PPG Industries, Inc.	72,200	4,226
Valspar Corp.	296,230	8,040
		12,266
Commercial Banks (3.5%)
BB&T Corp.	216,200	5,485
Comerica, Inc.	148,400	4,388
		9,873
Commercial Services & Supplies (3.7%)
Avery Dennison Corp.	284,100	10,367

Computers & Peripherals (3.9%)
Diebold, Inc.	275,260	7,831
Teradata Corp. (a)	100,800	3,168
		10,999
Containers & Packaging (2.1%)
Sonoco Products Co.	204,300	5,976

Electric Utilities (4.4%)
Edison International	184,600	6,420
Great Plains Energy, Inc.	305,200	5,918
		12,338
Electronic Equipment, Instruments & Components (4.5%)
Agilent Technologies, Inc. (a)	194,900	6,055
Flextronics International Ltd. (a)	882,348	6,450
		12,505
Energy Equipment & Services (2.3%)
Smith International, Inc.	237,300	6,447

Food & Staples Retailing (2.4%)
Sysco Corp.	243,700	6,809

Food Products (2.4%)
ConAgra Foods, Inc.	286,460	6,603

Health Care Equipment & Supplies (3.6%)
Beckman Coulter, Inc.	153,270	10,030

Health Care Providers & Services (6.1%)
Brookdale Senior Living, Inc. (a)	475,000	8,640
Healthsouth Corp. (a)	302,386	5,676
Henry Schein, Inc. (a)	54,400	2,861
		17,177
Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants, Inc.	72,300	2,536

Household Durables (5.3%)
Newell Rubbermaid, Inc.	386,180	5,796
Snap-On, Inc.	212,700	8,989
		14,785
Information Technology Services (3.2%)
Fidelity National Information Services, Inc.	383,900	8,999

Insurance (9.0%)
ACE Ltd. (a)	155,399	7,832
Aspen Insurance Holdings Ltd.	93,282	2,374
Marsh & McLennan Cos., Inc.	294,831	6,510
Willis Group Holdings Ltd.	321,000	8,468
		25,184
Machinery (4.1%)
Pentair, Inc.	355,520	11,483

Multi-Utilities (2.6%)
Wisconsin Energy Corp.	143,097	7,131

Office Electronics (3.7%)
Zebra Technologies Corp., Class A (a)	367,000	10,408

Oil, Gas & Consumable Fuels (4.7%)
El Paso Corp.	657,170	6,460
Hess Corp.	24,710	1,495
Pioneer Natural Resources Co.	109,500	5,275
		13,230
Personal Products (1.7%)
Estee Lauder Cos., Inc. (The), Class A	96,500	4,667

Real Estate Investment Trusts (REITs) (0.8%)
Weingarten Realty Investors REIT	114,600	2,268

Thrifts & Mortgage Finance (1.2%)
Washington Federal, Inc.	167,000	3,230
Total Common Stocks (Cost $272,888)		269,692
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $10,398) (b)	10,398,007	10,398
Total Investments (100.1%) (Cost $283,286)		280,090
Liabilities in Excess of Other Assets (-0.1%)		(191)
Net Assets (100%)		$279,899

(a)         Non-income producing security.

(b)         See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

U.S. Mid Cap Value Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$10,749	$—	$—	$10,749
Auto Components	5,526	—	—	5,526
Automobiles	6,080	—	—	6,080
Building Products	5,727	—	—	5,727
Capital Markets	16,299	—	—	16,299
Chemicals	12,266	—	—	12,266
Commercial Banks	9,873	—	—	9,873
Commercial Services & Supplies	10,367	—	—	10,367
Computers & Peripherals	10,999	—	—	10,999
Containers & Packaging	5,976	—	—	5,976
Electric Utilities	12,338	—	—	12,338
Electronic Equipment, Instruments & Components	12,505	—	—	12,505
Energy Equipment & Services	6,447	—	—	6,447
Food & Staples Retailing	6,809	—	—	6,809
Food Products	6,603	—	—	6,603
Health Care Equipment & Supplies	10,030	—	—	10,030
Health Care Providers & Services	17,177	—	—	17,177
Hotels, Restaurants & Leisure	2,536	—	—	2,536
Household Durables	14,785	—	—	14,785
Information Technology Services	8,999	—	—	8,999
Insurance	25,184	—	—	25,184
Machinery	11,483	—	—	11,483
Multi-Utilities	7,131	—	—	7,131
Office Electronics	10,408	—	—	10,408
Oil, Gas & Consumable Fuels	13,230	—	—	13,230
Personal Products	4,667	—	—	4,667
Real Estate Investment Trusts (REITs)	2,268	—	—	2,268
Thrifts & Mortgage Finance	3,230	—	—	3,230
Total Common Stocks	269,692	—	—	269,692
Short-Term Investment
Investment Company	10,398	—	—	10,398
Total Assets	280,090	—	—	280,090
Total	$280,090	$—	$—	$280,090

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $272,888)	$269,692
Investment in Security of Affiliated Issuer, at Value (Cost $10,398)	10,398
Total Investments in Securities, at Value (Cost $283,286)	280,090
Receivable for Investments Sold	784
Dividends Receivable	459
Receivable for Portfolio Shares Sold	33
Receivable from Affiliate	3
Other Assets	6
Total Assets	281,375
Liabilities:
Payable for Investments Purchased	671
Investment Advisory Fees Payable	507
Payable for Portfolio Shares Redeemed	185
Administration Fees Payable	59
Distribution Fees — Class II Shares	10
Custodian Fees Payable	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	41
Total Liabilities	1,476
NET ASSETS	$279,899
Net Assets Consist of:
Paid-in Capital	$350,268
Undistributed Net Investment Income	2,603
Accumulated Net Realized Loss	(69,776)
Unrealized Appreciation (Depreciation) on:
Investments	(3,196)
Net Assets	$279,899
CLASS I:
Net Assets	$158,853
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,045,014 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.56
CLASS II:
Net Assets	$121,046
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,525,698 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.50

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Mid Cap Value Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$5,142
Dividends from Security of Affiliated Issuer	31
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	5,173
Expenses:
Investment Advisory Fees (Note B)	1,744
Administration Fees (Note C)	607
Distribution Fees — Class II Shares (Note D)	346
Shareholder Reporting Fees	61
Professional Fees	36
Custodian Fees (Note F)	13
Directors’ Fees and Expenses	7
Transfer Agency Fees (Note E)	2
Other	8
Total Expenses	2,824
Distribution Fees — Class II Shares Waived (Note D)	(247)
Rebate from Morgan Stanley Affiliates (Note I)	(14)
Expense Offset (Note F)	— @
Net Expenses	2,563
Net Investment Income	2,610
Net Realized Gain (Loss) on:
Investments Sold	(12,760)
Change in Unrealized Appreciation (Depreciation) on:
Investments	93,463
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	80,703
Net Increase in Net Assets Resulting from Operations	$83,313

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,610	$3,110
Net Realized Loss	(12,760)	(56,959)
Net Change in Unrealized Appreciation (Depreciation)	93,463	(110,000)
Net Increase (Decrease) in Net Assets Resulting from Operations	83,313	(163,849)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,846)	(1,895)
Net Realized Gain	—	(69,144)
Class II:
Net Investment Income	(1,145)	(852)
Net Realized Gain	—	(35,713)
Total Distributions	(2,991)	(107,604)
Capital Share Transactions:(1)
Class I:
Subscriptions	8,047	12,069
Distributions Reinvested	1,846	71,039
Redemptions	(37,103)	(68,104)
Class II:
Subscriptions	18,542	28,449
Distributions Reinvested	1,145	36,565
Redemptions	(17,072)	(21,854)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(24,595)	58,164
Total Increase (Decrease) in Net Assets	55,727	(213,289)
Net Assets:
Beginning of Period	224,172	437,461
End of Period (Including Undistributed Net Investment Income of $2,603 and $3,103)	$279,899	$224,172
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,020	904
Shares Issued on Distributions Reinvested	231	6,377
Shares Redeemed	(4,278)	(5,040)
Net Increase (Decrease) in Class I Shares Outstanding	(3,027)	2,241
Class II:
Shares Subscribed	2,174	2,456
Shares Issued on Distributions Reinvested	144	3,300
Shares Redeemed	(1,945)	(1,688)
Net Increase in Class II Shares Outstanding	373	4,068

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.69	$19.11	$19.74	$18.75	$16.99
Income (Loss) from Investment Operations
Net Investment Income#	0.10	0.13	0.13	0.13	0.06
Net Realized and Unrealized Gain (Loss)	2.88	(6.43)	1.53	3.35	2.01
Total from Investment Operations	2.98	(6.30)	1.66	3.48	2.07
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.14)	(0.14)	(0.06)	(0.06)
Net Realized Gain	—	(4.98)	(2.15)	(2.43)	(0.25)
Total Distributions	(0.11)	(5.12)	(2.29)	(2.49)	(0.31)
Net Asset Value, End of Period	$10.56	$7.69	$19.11	$19.74	$18.75
Total Return ±	39.21%*	(41.29)%	7.84%	20.70%	12.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$158,853	$138,914	$302,575	$381,064	$356,544
Ratio of Expenses to Average Net Assets	1.02%+	1.01%+	1.01%+	1.01%	1.01%
Ratio of Net Investment Income to Average Net Assets	1.12%+	0.95%+	0.62%+	0.67%	0.32%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	64%	53%	68%	65%	77%

#                 Per share amount is based on average shares outstanding.

±                 Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*                 Performance was positively impacted by approximately 0.14% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 39.07%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.64		$19.04	$19.68		$18.70	$16.96
Income (Loss) from Investment Operations
Net Investment Income#	0.09		0.11	0.11		0.11	0.04
Net Realized and Unrealized Gain (Loss)	2.87		(6.41)	1.52		3.34	2.00
Total from Investment Operations	2.96		(6.30)	1.63		3.45	2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.12)	(0.12)		(0.04)	(0.05)
Net Realized Gain	—		(4.98)	(2.15)		(2.43)	(0.25)
Total Distributions	(0.10)		(5.10)	(2.27)		(2.47)	(0.30)
Net Asset Value, End of Period	$10.50		$7.64	$19.04		$19.68	$18.70
Total Return ±	39.16	%*	(41.42)%	7.74%		20.62%	12.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$121,046		$85,258	$134,886		$108,859	$71,450
Ratio of Expenses to Average Net Assets(1)	1.12	%+	1.11%+	1.11	%+	1.11%	1.11%
Ratio of Net Investment Income to Average Net Assets(1)	1.01	%+	0.89%+	0.54	%+	0.59%	0.25%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	64%		53%	68%		65%	77%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.37	%+	1.36%+	1.36	%+	1.36%	1.36%
Net Investment Income to Average Net Assets	0.76	%+	0.64%+	0.29	%+	0.34%	0.00%§

#                 Per share amount is based on average shares outstanding.

±                 Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*                 Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 39.03%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statement other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Futures. In respect to futures, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

At December 31, 2009, the Portfolio did not have any outstanding futures contracts.

3.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

4.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Over $1 billion
0.72%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $247,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,991	$—	$50,635	$56,969

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REITs distribution reallocations, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(119)	$119	$—

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,610	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$283,261	$21,177	$(24,348)	$(3,171)

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $69,801,000, of which $35,250,000 will expire on December 31, 2016 and $34,551,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $14,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$15,383	$94,337	$99,322	$31	$10,398

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $147,250,000 and $166,818,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $54,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 77.7% and 83.2%, for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

U.S. Mid Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $26,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***   This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

†                  For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC ‘s website at www.sec.gov.

UIFMCVANN
IU10-00412I-Y12/09

20

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Examples (unaudited)

U.S. Real Estate Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Class I	$1,000.00	$1,406.90	$1,019.56	$6.79	$5.70	1.12%
U.S. Real Estate Class II	1,000.00	1,405.80	1,018.30	8.31	6.97	1.37

*

Expenses are calculated using each Portfolio Class shares’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 28.36%, net of fees, for Class I shares and 28.49%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against the FTSE NAREIT Equity REITs Index (the “Index”) which returned 27.99% and the S&P 500® Index which returned 26.46%.

Factors Affecting Performance

•  The REIT market gained 28.0% in the 12-month period ending December 31, 2009, as measured by the FTSE NAREIT Equity REITs Index, but is still down approximately 40% from peak levels.

•  REITs posted significant declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. The sector subsequently rallied significantly through year-end on an improved outlook for the economy, strong rallies in the broader equity and debt markets, the overall improvement in the capital markets, and the significant volume of successful REIT equity offerings, which allowed companies to deleverage their balance sheets and address upcoming debt maturities.

•  Among the major U.S. REIT sectors, the apartment sector outperformed, the retail sector modestly underperformed and the office sector meaningfully outperformed the Index.

•  The apartment stocks outperformed the Index, as they were viewed as a safer group within the REIT sector for most of the period due to relatively stronger balance sheets, largely due to their continued access to debt financing from Fannie Mae and Freddie Mac. In addition, the stocks may have been aided by the reduced pace of job losses and the view that employment rates may turn positive in 2010.

•  The retail sector modestly underperformed the Index. Within the retail sector, malls significantly outperformed and shopping center stocks significantly underperformed the Index. An improved outlook for consumer sentiment aided the mall stocks, while the shopping centers posted negative returns and significantly underperformed as earnings results provided evidence that the economy was placing pressure on a variety of their tenants, as evidenced by higher bad debt expense and declining market rents.

•  The office sector meaningfully outperformed the Index. Investors appeared to be encouraged by better-than-expected results due to longer lease terms, as well as those companies that issued equity and improved their balance sheets. In addition, the stocks with the more risky balance sheets generally appeared to benefit disproportionally from an improved outlook for the economy and capital markets.

•  Among the smaller sectors, the strongest performer was the hotel sector. After enduring several quarters of terrible share price performance, investor sentiment has shifted due to prospects for an improvement in the economy. The storage and industrial sectors significantly underperformed and the health care sector underperformed the Index.

•  Bottom-up stock selection and top-down sector allocation contributed to returns. Stock selection was strong in the diversified, apartment, shopping center and office sectors; this was partially offset by stock selection in the mall and mixed office/industrial sectors.

•  From a top-down perspective, the Portfolio benefited from the overweight to the hotel sector and the underweight to the shopping center sector. Cash held in the Portfolio detracted from relative returns.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. Our company specific research has led us to an overweighting in the Portfolio to a group of companies that are focused on the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial assets.

•  Based on the consensus estimate of a 30% downward adjustment to asset values, the REIT market ended the year at what we believe is an approximate 25% premium to this expected decline in asset values. It is noteworthy that sellers

2

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (cont’d)

U.S. Real Estate Portfolio

have not yet accepted this level of price declines, resulting in an absence of transactions that has complicated traditional approaches to valuing REIT securities. In addition, property lenders have favored loan extensions over foreclosures, which have further postponed the price discovery process. It is notable that access to capital significantly differentiates REITs from other real estate owners. With this unique access to equity and debt capital, REITs have gone from being viewed as a sector with questionable prospects in the first quarter of 2009 to the group that may be best positioned to take advantage of acquisition opportunities. Indeed, recent equity issuance from the REITs appears targeted to have put REITs in a position to take advantage of acquisition opportunities that market participants anticipate will emerge over the next couple of years.

•  We believe that at current premium valuations, it appears that the market is anticipating that asset values may not decline as much as previously expected. Current pricing may also reflect the benefits to REITs of having unique access to capital and being able to take advantage of the arbitrage opportunity between public and private valuations by making acquisitions.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	28.36%	1.33%	10.93%	8.72%
FTSE NAREIT Equity REITs Index	27.99	0.36	10.63	7.65
S&P 500® Index	26.46	0.42	-0.95	4.47
Portfolio — Class II(5)	28.49	1.14	—	10.41
FTSE NAREIT Equity REITs Index	27.99	0.36	—	9.30
S&P 500® Index	26.46	0.42	—	4.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfoliodistributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced operations on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Residential Apartments	17.7%
Health Care	12.9
Regional Malls	11.9
Office	10.5
Diversified	8.4
Lodging/Resorts	8.0
Shopping Centers	7.8
Self Storage	5.8
Specialty	5.2
Other*	8.4
Short-Term Investment	3.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.1%)
Diversified (8.5%)
Cousins Properties, Inc. REIT	268,179	$2,046
Forest City Enterprises, Inc., Class A (a)	829,843	9,776
Vornado Realty Trust REIT	441,674	30,891
		42,713
Health Care (13.0%)
Assisted Living Concepts, Inc., Class A (a)	192,065	5,065
Capital Senior Living Corp. (a)	136,868	687
Extendicare REIT	30,642	279
HCP, Inc. REIT	603,298	18,425
Healthcare Realty Trust, Inc. REIT	467,769	10,038
LTC Properties, Inc. REIT	35,054	938
Nationwide Health Properties, Inc. REIT	16,505	580
Senior Housing Properties Trust REIT	875,265	19,142
Ventas, Inc. REIT	227,734	9,961
		65,115
Industrial (3.5%)
AMB Property Corp. REIT	181,800	4,645
Cabot Industrial Value Fund II, LP (a)(b)(c)(d)	11,760	4,822
DCT Industrial Trust, Inc. REIT	560,701	2,815
Keystone Industrial Fund, LP (a)(b)(c)(d)	6,300,000	5,242
		17,524
Lodging/Resorts (8.0%)
Host Hotels & Resorts, Inc. REIT (a)	1,598,372	18,653
Morgans Hotel Group Co. (a)	336,487	1,524
Pebblebrook Hotel Trust (a)	84,800	1,867
Starwood Hotels & Resorts Worldwide, Inc.	501,881	18,354
		40,398
Office (10.5%)
Boston Properties, Inc. REIT	349,627	23,449
BRCP REIT I, LLC (a)(b)(c)(d)	2,928,671	1,098
BRCP REIT II, LLC (a)(b)(c)(d)	4,779,500	1,673
Brookfield Properties Corp.	1,286,696	15,595
Kilroy Realty Corp. REIT	72,323	2,218
Mack-Cali Realty Corp. REIT	257,071	8,887
		52,920
Office/Industrial — Mixed (2.7%)
Duke Realty Corp. REIT	250,412	3,048
Liberty Property Trust REIT	221,311	7,084
PS Business Parks, Inc. REIT	71,637	3,585
		13,717
Regional Malls (11.9%)
Simon Property Group, Inc. REIT	705,591	56,306
Taubman Centers, Inc. REIT	102,312	3,674
		59,980
Residential Apartments (17.8%)
Apartment Investment & Management Co., Class A REIT	75,766	1,206
AvalonBay Communities, Inc. REIT	306,455	25,163
Camden Property Trust REIT	262,894	11,139
Equity Residential REIT	1,355,928	45,803
Essex Property Trust, Inc. REIT	4,421	370
Post Properties, Inc. REIT	304,547	5,969
		89,650
Residential Manufactured Homes (2.2%)
Equity Lifestyle Properties, Inc. REIT	219,894	11,098

Self Storage (5.8%)
Public Storage REIT	326,956	26,630
Sovran Self Storage, Inc. REIT	72,952	2,607
		29,237
Shopping Centers (7.9%)
Acadia Realty Trust REIT	244,156	4,119
Equity One, Inc. REIT	12,155	196
Federal Realty Investment Trust REIT	181,533	12,293
Kite Realty Group Trust REIT	216,364	881
Regency Centers Corp. REIT	555,441	19,474
Retail Opportunity Investments Corp. (a)	240,450	2,431
		39,394
Specialty (5.3%)
Colony Financial, Inc. REIT	111,470	2,271
CreXus Investment Corp. REIT (a)	103,470	1,444
Digital Realty Trust, Inc. REIT	44,704	2,248
Plum Creek Timber Co., Inc. REIT	400,826	15,135
Rayonier, Inc. REIT	55,875	2,356
Starwood Property Trust, Inc. REIT	161,741	3,055
		26,509
Total Common Stocks (Cost $475,995)		488,255
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $17,282) (e)	17,282,166	17,282
Total Investments (100.5%) (Cost $493,277)		505,537
Liabilities in Excess of Other Assets (-0.5%)		(2,565)
Net Assets (100%)		$502,972

(a)	Non-income producing security.
(b)

At December 31, 2009, the Portfolio held approximately $12,835,000 of fair valued securities, representing 2.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(c)

Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of $1,169,000. BRCP REIT II, LLC was acquired between 1/07 - 12/07 and has a current cost basis of $4,779,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of $5,880,000. Keystone Industrial Fund LP was acquired between 3/07 - 11/09 and has a current cost basis of $5,329,000. At December 31, 2009, these securities had an aggregate market value of $12,835,000 representing 2.6% of net assets.

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

(d)	Security has been deemed illiquid at December 31, 2009.
(e)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
REIT	Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$42,713	$—	$—	$42,713
Health Care	65,115	—	—	65,115
Industrial	7,460	—	10,064	17,524
Lodging/Resorts	40,398	—	—	40,398
Office	50,149	—	2,771	52,920
Office/Industrial - Mixed	13,717	—	—	13,717
Regional Malls	59,980	—	—	59,980
Residential Apartments	89,650	—	—	89,650
Residential Manufactured Homes	11,098	—	—	11,098
Self Storage	29,237	—	—	29,237
Shopping Centers	39,394	—	—	39,394
Specialty	26,509	—	—	26,509
Total Common Stocks	475,420	—	12,835	488,255
Short-Term Investment
Investment Company	17,282	—	—	17,282
Total Assets	492,702	—	12,835	505,537
Total	$492,702	$—	$12,835	$505,537

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stocks (000)	Preferred Stocks (000)
Balance as of 12/31/08	$21,111	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	(3,159)	(1,488)
Change in unrealized appreciation (depreciation)	(762)	1,488
Net purchases (sales)	(4,355)	—
Net transfers in and/or out of Level 3	—	—
Balance as of 12/31/09	$12,835	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$(3,135)	$—

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $475,995)	$488,255
Investment in Security of Affiliated Issuer, at Value (Cost $17,282)	17,282
Total Investments in Securities, at Value (Cost $493,277)	505,537
Cash	168
Receivable for Investments Sold	2,124
Dividends Receivable	1,689
Receivable for Portfolio Shares Sold	458
Foreign Withholding Tax Reclaim Receivable	75
Receivable from Affiliate	4
Other Assets	10
Total Assets	510,065
Liabilities:
Payable for Portfolio Shares Redeemed	4,531
Payable for Investments Purchased	1,439
Investment Advisory Fees Payable	910
Administration Fees Payable	107
Distribution Fees — Class II Shares	55
Custodian Fees Payable	3
Directors’ Fees and Expenses Payable	3
Other Liabilities	45
Total Liabilities	7,093
NET ASSETS	$502,972
Net Assets Consist of:
Paid-in Capital	$757,790
Undistributed Net Investment Income	9,457
Accumulated Net Realized Loss	(276,542)
Unrealized Appreciation (Depreciation) on:
Investments	12,260
Foreign Currency Translations	7
Net Assets	$502,972
CLASS I:
Net Assets	$244,866
Net Asset Value, Offering and Redemption Price Per Share Applicable to 24,129,494 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.15
CLASS II:
Net Assets	$258,106
Net Asset Value, Offering and Redemption Price Per Share Applicable to 25,536,859 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.11

@  Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Real Estate Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $102 Foreign Taxes Withheld)	$16,676
Dividends from Security of Affiliated Issuer	237
Interest from Securities of Unaffiliated Issuers	48
Total Investment Income	16,961
Expenses:
Investment Advisory Fees (Note B)	4,099
Administration Fees (Note C)	1,284
Distribution Fees — Class II Shares (Note D)	772
Shareholder Reporting Fees	218
Professional Fees	53
Custodian Fees (Note F)	17
Directors’ Fees and Expenses	14
Transfer Agency Fees (Note E)	5
Other	19
Expenses Before Non-Operating Expenses	6,481
Investment Related Expenses	153
Total Expenses	6,634
Distribution Fees — Class II Shares Waived (Note D)	(221)
Investment Advisory Fees Voluntarily Waived (Note B)	(63)
Rebate from Morgan Stanley Affiliates (Note I)	(17)
Net Expenses	6,333
Net Investment Income	10,628
Realized Gain (Loss) on:
Investments Sold	(298,519)
Foreign Currency Exchange Contracts	— @
Foreign Currency Transactions	(6)
Net Realized Loss	(298,525)
Change in Unrealized Appreciation (Depreciation) on:
Investments	425,891
Foreign Currency Translations	7
Net Change in Unrealized Appreciation (Depreciation)	425,898
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	127,373
Net Increase in Net Assets Resulting from Operations	$138,001

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

U.S. Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$10,628	$18,293
Net Realized Loss	(298,525)	(84,420)
Net Change in Unrealized Appreciation (Depreciation)	425,898	(315,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	138,001	(381,944)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11,792)	(21,731)
Net Realized Gain	—	(238,335)
Class II:
Net Investment Income	(7,226)	(8,780)
Net Realized Gain	—	(121,937)
Total Distributions	(19,018)	(390,783)
Capital Share Transactions:(1)
Class I:
Subscriptions	54,217	112,256
Distributions Reinvested	11,792	260,066
Redemptions	(272,805)	(220,748)
Class II:
Subscriptions	88,779	102,410
Distributions Reinvested	7,226	130,717
Redemptions	(123,392)	(117,177)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(234,183)	267,524
Total Decrease in Net Assets	(115,200)	(505,203)
Net Assets:
Beginning of Period	618,172	1,123,375
End of Period (Including Undistributed Net Investment Income of $9,457 and $18,249)	$502,972	$618,172
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,446	7,874
Shares Issued on Distributions Reinvested	1,716	20,940
Shares Redeemed	(33,448)	(14,952)
Net Increase (Decrease) in Class I Shares Outstanding	(24,286)	13,862
Class II:
Shares Subscribed	12,401	7,763
Shares Issued on Distributions Reinvested	1,055	10,593
Shares Redeemed	(15,047)	(7,787)
Net Increase (Decrease) in Class II Shares Outstanding	(1,591)	10,569

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.20		$22.05	$29.37	$23.09	$20.49
Income (Loss) from Investment Operations
Net Investment Income#	0.17		0.31	0.32	0.36	0.36
Net Realized and Unrealized Gain (Loss)	2.04		(5.87)	(4.90)	8.02	3.08
Total from Investment Operations	2.21		(5.56)	(4.58)	8.38	3.44
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.69)	(0.31)	(0.30)	(0.26)
Net Realized Gain	—		(7.60)	(2.43)	(1.80)	(0.58)
Total Distributions	(0.26)		(8.29)	(2.74)	(2.10)	(0.84)
Net Asset Value, End of Period	$10.15		$8.20	$22.05	$29.37	$23.09
Total Return ±	28.36%		(37.89)%	(17.07)%	38.04%	17.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$244,866		$396,921	$761,902	$1,408,168	$1,072,408
Ratio of Expenses to Average Net Assets(1)	1.13	%+	1.07%+	1.04%+	1.01%	1.03%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.10	%+	1.05%+	1.02%+	1.01%	1.03%
Ratio of Net Investment Income to Average Net Assets(1)	2.25	%+	2.01%+	1.14%+	1.40%	1.72%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	36%		35%	41%	25%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.14	%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.24	%+	N/A	N/A	N/A	N/A

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.16		$21.83	$29.11	$22.92	$20.38
Income (Loss) from Investment Operations
Net Investment Income#	0.14		0.27	0.19	0.32	0.33
Net Realized and Unrealized Gain (Loss)	2.05		(5.79)	(4.78)	7.93	3.04
Total from Investment Operations	2.19		(5.52)	(4.59)	8.25	3.37
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.55)	(0.26)	(0.26)	(0.25)
Net Realized Gain	—		(7.60)	(2.43)	(1.80)	(0.58)
Total Distributions	(0.24)		(8.15)	(2.69)	(2.06)	(0.83)
Net Asset Value, End of Period	$10.11		$8.16	$21.83	$29.11	$22.92
Total Return ±	28.49%		(38.05)%	(17.27)%	37.67%	16.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$258,106		$221,251	$361,473	$1,155,718	$616,304
Ratio of Expenses to Average Net Assets(1)	1.38	%+	1.32%+	1.28%+	1.26%	1.28%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.35	%+	1.30%+	1.27%+	1.26%	1.28%
Ratio of Net Investment Income to Average Net Assets(1)	1.83	%+	1.77%+	0.67%+	1.24%	1.58%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	36%		35%	41%	25%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.49	%+	1.42%+	1.37%+	1.36%	1.38%
Net Investment Income to Average Net Assets	1.72	%+	1.67%+	0.57%+	1.14%	1.48%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31, 2009, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As December 31, 2009, BRCP REIT II, LLC has drawn down approximately $5,558,000, which represents 72.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 6,300,000 shares of common stock. As of December 31, 2009, Keystone Industrial Fund, LP has drawn down approximately $6,300,000, which represents 100.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

common stock. As of December 31, 2009, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

3.  Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$—	@

@ Amount is less than $500.

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.  Restricted Securities: The Portfolio may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

5.  Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency Securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At December 31, 2009, the Portfolio did not have any outstanding securities on loan. For the year ended December 31, 2009, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $245,000.

6.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements. At December 31, 2009, the Portfolio did not have any outstanding repurchase agreements.

7.  Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REITs. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $63,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $221,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$19,018	$—	$90,787	$299,996

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, REITs basis adjustments, return of capital for certain securities sold, in-kind redemptions and partnership basis adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(402)	$106,274	$(105,872)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,486	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$527,382	$34,541	$(56,386)	$(21,845)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital and currency losses of approximately $3,522,000 and $6,000, respectively.

For the year ended December 31, 2009, the Portfolio realized losses from in-kind redemptions of approximately $109,305,000. The losses are not taxable income to the Portfolio.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $239,081,000, of which $13,231,000 will expire on December 31, 2016 and $225,850,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $17,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$137,613	$44,750	$165,081	$237	$17,282

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $178,876,000 and $381,877,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred approximately $51,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 23.1% and 85.4%, for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 1.4% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $34,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’S website at www.sec.gov.

UIFREIANN
IU10-00443I-Y12/09

22

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Value Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Expense Example (unaudited)

Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Value	$1,000.00	$1,250.20	$1,020.92	$4.82	$4.33	0.85%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investment primarily in a portfolio of common stocks and other equity securities. The Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of portfolio shares may therefore be less than what you paid for them.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 31.00%, net of fees. The Portfolio outperformed against its benchmark, the Russell 1000® Value Index (the “Index”) which returned 19.69% and the S&P 500® Index which returned 26.46%.

Factors Affecting Performance

•                  In 2009, the stock market staged a strong comeback from the substantial declines caused by the financial crisis and economic recession, although the market remained below its October 2007 high. In early March, equities began a large rally from depressed valuation levels that continued through the end of the period due to several factors including the lessening risk of an economic depression, the strengthening financial system, better-than-expected corporate earnings, and the Federal Reserve’s zero interest rate policy. However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

•                  While we have seen some improvements, we continue to believe the economy faces some real risks and challenges, with the greatest headwind coming from a prolonged period of reduced consumer spending. Paradoxically, while higher savings and lower spending rates may be positive for the economy over the long term, the trend is likely to dampen economic growth in the near term.

•                  The Portfolio’s outperformance relative to the Index was broad-based, with seven out of the ten sectors providing positive results.

•                  The Portfolio’s significant overweight in information technology was the largest positive contributor. On average during the period, the Portfolio held a three times larger weight than that of the Index. The Portfolio benefited from holdings across the sector, including internet retail, hardware, and semiconductors.

•                  In the energy sector, both stock selection and an underweight aided relative performance. The sector was among the weakest-performing groups in the Index for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly integrated oil companies.

•                  Stock selection and a slight overweight in the basic materials sector also bolstered performance, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

•                  In the consumer discretionary sector, where the Portfolio holds primarily media stocks, a turnaround in ad spending propelled gains in the Portfolio’s holdings.

•                  Within health care, acquisitions made by Pfizer and Merck lifted the Portfolio’s holdings in large-cap pharmaceutical stocks.

•                  The financials sector was the single largest detractor from performance, hampered by stock selection within insurance and diversified financials companies. Some of the best-performing diversified financial companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

Management Strategies

•                  During the period, we significantly reduced the Portfolio’s consumer staples weighting, as well as trimmed holdings in the technology, materials, and consumer discretionary sectors on strong performance. We used the proceeds from consumer staples to add to the Portfolio’s energy exposure, mostly in integrated oil companies, although the Portfolio remains underweight in the energy sector relative to the Index. We added some new positions in industrials, but the sector overall remains a small weighting within the total Portfolio. After having no exposure to the utilities sector for some time, we initiated one very small position, as we have not seen many attractive opportunities here. Finally, in financials, we remain cautious and selective, adding at the margins to banks that meet our risk-reward criteria.

•                  We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value. At year end, relative to the Index, the Portfolio held overweight positions in the consumer discretionary, consumer staples, information technology, materials, and health care sectors. The Portfolio held underweights in energy, financials, industrials, telecommunication services and utilities.

2

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Overview (cont’d)

Value Portfolio

Performance Compared to the Russell 1000® Value Index(1) and S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(4)	31.00%	-0.09%	4.58%	4.71%
Russell 1000® Value Index	19.69	-0.25	2.47	6.07
S&P 500® Index	26.46	0.42	-0.95	5.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Standard and Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 2, 1997.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Media	13.2%
Insurance	11.1
Pharmaceuticals	10.3
Diversified Financial Services	5.8
Oil, Gas & Consumable Fuels	5.5
Other*	51.3
Short-Term Investment	2.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Portfolio of Investments

Value Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Aerospace & Defense (0.5%)
Honeywell International, Inc.	2,800	$110

Beverages (1.9%)
Coca-Cola Co. (The)	6,000	342
Dr. Pepper Snapple Group, Inc.	3,564	101
		443
Capital Markets (3.0%)
Bank of New York Mellon Corp. (The)	16,460	460
Goldman Sachs Group, Inc. (The)	900	152
State Street Corp.	2,100	92
		704
Chemicals (0.6%)
E.I. du Pont de Nemours & Co.	4,468	150

Commercial Banks (2.9%)
PNC Financial Services Group, Inc.	5,200	275
U.S. Bancorp	6,800	153
Wells Fargo & Co.	9,500	256
		684
Communications Equipment (1.2%)
Cisco Systems, Inc. (a)	12,400	297

Computers & Peripherals (2.2%)
Dell, Inc. (a)	15,152	218
Hewlett-Packard Co.	6,000	309
		527
Diversified Financial Services (5.5%)
Bank of America Corp.	29,708	448
Citigroup, Inc.	47,800	158
JPMorgan Chase & Co.	16,900	704
		1,310
Diversified Telecommunication Services (3.9%)
AT&T, Inc.	13,400	375
Verizon Communications, Inc.	16,500	547
		922
Electrical Equipment (0.6%)
Emerson Electric Co.	3,300	141

Electronic Equipment, Instruments & Components (0.5%)
Cognex Corp.	3,200	57
Flextronics International Ltd. (a)	7,700	56
		113
Energy Equipment & Services (2.1%)
Halliburton Co.	13,403	403
Smith International, Inc.	3,700	101
		504
Food & Staples Retailing (3.4%)
CVS Caremark Corp.	8,300	268
Wal-Mart Stores, Inc.	10,200	545
		813
Food Products (4.5%)
Cadbury plc ADR	2,352	121
Kraft Foods, Inc., Class A	18,457	501
Unilever N.V. (NY Shares)	14,100	456
		1,078
Health Care Equipment & Supplies (1.0%)
Boston Scientific Corp. (a)	25,800	232

Health Care Providers & Services (3.2%)
Cardinal Health, Inc.	12,300	396
UnitedHealth Group, Inc.	5,900	180
WellPoint, Inc. (a)	3,000	175
		751
Household Products (0.4%)
Procter & Gamble Co. (The)	1,500	91

Industrial Conglomerates (1.2%)
General Electric Co.	19,000	287

Information Technology Services (0.9%)
Accenture plc, Class A	3,200	133
Western Union Co. (The)	3,900	73
		206
Insurance (11.1%)
Aflac, Inc.	2,300	106
Berkshire Hathaway, Inc., Class B (a)	100	329
Chubb Corp.	23,880	1,174
MetLife, Inc.	8,000	283
Torchmark Corp.	4,600	202
Travelers Cos., Inc. (The)	11,020	550
		2,644
Internet Software & Services (3.6%)
eBay, Inc. (a)	28,200	664
Yahoo!, Inc. (a)	10,800	181
		845
Machinery (0.8%)
Ingersoll-Rand plc	5,200	186

Media (13.2%)
Comcast Corp., Class A	55,311	933
DIRECTV, Class A (a)	8,681	290
News Corp., Class B	23,500	374
Time Warner Cable, Inc.	6,306	261
Time Warner, Inc.	12,633	368
Viacom, Inc., Class B (a)	30,450	905
		3,131
Metals & Mining (1.2%)
Alcoa, Inc.	18,000	290

Multiline Retail (1.7%)
J.C. Penney Co., Inc.	5,500	146
Macy’s, Inc.	9,838	165
Target Corp.	2,000	97
		408

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Value Portfolio

	Shares	Value (000)
Multi-Utilities (0.3%)
Sempra Energy	1,400	$78

Oil, Gas & Consumable Fuels (5.4%)
BP plc ADR	3,300	191
Chevron Corp.	5,300	408
ConocoPhillips	5,700	291
Royal Dutch Shell plc, Class A ADR	3,100	187
Total S.A. ADR	3,400	218
		1,295
Paper & Forest Products (3.0%)
International Paper Co.	26,201	702

Pharmaceuticals (10.3%)
Abbott Laboratories	3,300	178
Bristol-Myers Squibb Co.	22,280	563
Eli Lilly & Co.	7,500	268
GlaxoSmithKline plc ADR	2,800	118
Mead Johnson Nutrition Co., Class A	833	36
Merck & Co., Inc.	12,572	459
Pfizer, Inc.	35,487	646
Roche Holding AG ADR	4,400	186
		2,454
Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	16,000	326
KLA-Tencor Corp.	4,500	163
		489
Software (0.4%)
Microsoft Corp.	3,000	91

Specialty Retail (1.9%)
Home Depot, Inc.	8,300	240
Lowe’s Cos., Inc.	9,500	222
		462
Tobacco (1.8%)
Altria Group, Inc.	9,800	192
Philip Morris International, Inc.	5,000	241
		433
Wireless Telecommunication Services (0.7%)
Vodafone Group plc ADR	6,900	159
Total Common Stocks (Cost $22,990)		23,030

Preferred Stock (0.2%)
Diversified Financial Services (0.2%)
Bank of America Corp. (Convertible) (Cost $60) (a)	4,000	60

Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (Cost $668) (b)	668,375	668
Total Investments (100.0%) (Cost $23,718)		23,758
Liabilities in Excess of Other Assets (0.0%)		(5)
Net Assets (100%)		$23,753

(a)                                  Non-income producing security.

(b)                                 See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class.

ADR                     American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-2 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$110	$—	$—	$110
Beverages	443	—	—	443
Capital Markets	704	—	—	704
Chemicals	150	—	—	150
Commercial Banks	684	—	—	684
Communications Equipment	297	—	—	297
Computers & Peripherals	527	—	—	527
Diversified Financial Services	1,310	—	—	1,310
Diversified Telecommunication Services	922	—	—	922
Electrical Equipment	141	—	—	141
Electronic Equipment, Instruments & Components	113	—	—	113
Energy Equipment & Services	504	—	—	504
Food & Staples Retailing	813	—	—	813
Food Products	1,078	—	—	1,078
Health Care Equipment & Supplies	232	—	—	232
Health Care Providers & Services	751	—	—	751
Household Products	91	—	—	91
Industrial Conglomerates	287	—	—	287
Information Technology Services	206	—	—	206
Insurance	2,644	—	—	2,644
Internet Software & Services	845	—	—	845
Machinery	186	—	—	186
Media	3,131	—	—	3,131
Metals & Mining	290	—	—	290
Multiline Retail	408	—	—	408
Multi-Utilities	78	—	—	78

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Value Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Common Stocks (cont’d)
Oil, Gas & Consumable Fuels	$1,295	$—	$—	$1,295
Paper & Forest Products	702	—	—	702
Pharmaceuticals	2,454	—	—	2,454
Semiconductors & Semiconductor Equipment	489	—	—	489
Software	91	—	—	91
Specialty Retail	462	—	—	462
Tobacco	433	—	—	433
Wireless Telecommunication Services	159	—	—	159
Total Common Stocks	23,030	—	—	23,030
Preferred Stock
Diversified Financial Services	60	—	—	60
Short-Term Investment
Investment Company	668	—	—	668
Total Assets	23,758	—	—	23,758
Total	$23,758	$—	$—	$23,758

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Value Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $23,050)	$23,090
Investment in Security of Affiliated Issuer, at Value (Cost $668)	668
Total Investments in Securities, at Value (Cost $23,718)	23,758
Dividends Receivable	46
Receivable for Portfolio Shares Sold	13
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	23,818
Liabilities:
Payable for Portfolio Shares Redeemed	22
Investment Advisory Fees Payable	19
Administration Fees Payable	5
Custodian Fees Payable	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	16
Total Liabilities	65
NET ASSETS	$23,753
Net Assets Consist of:
Paid-in Capital	$30,594
Undistributed Net Investment Income	345
Accumulated Net Realized Loss	(7,226)
Unrealized Appreciation (Depreciation) on:
Investments	40
Net Assets	$23,753
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,811,180 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.45

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Value Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$526
Dividends from Security of Affiliated Issuer	1
Total Investment Income	527
Expenses:
Investment Advisory Fees (Note B)	116
Administration Fees (Note C)	54
Professional Fees	23
Custodian Fees (Note E)	8
Directors’ Fees and Expenses	2
Transfer Agency Fees (Note D)	— @
Other	2
Total Expenses	205
Investment Advisory Fees Voluntarily Waived (Note B)	(26)
Rebate from Morgan Stanley Affiliates (Note H)	(1)
Net Expenses	178
Net Investment Income	349
Net Realized Gain (Loss) on:
Investments Sold	(2,294)
Change in Unrealized Appreciation (Depreciation) on:
Investments	7,640
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	5,346
Net Increase in Net Assets Resulting from Operations	$5,695

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$349	$717
Net Realized Loss	(2,294)	(4,788)
Net Change in Unrealized Appreciation (Depreciation)	7,640	(9,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,695	(13,884)
Distributions from and/or in Excess of:
Net Investment Income	(716)	(1,122)
Net Realized Gain	—	(5,650)
Total Distributions	(716)	(6,772)
Capital Share Transactions:(1)
Subscriptions	1,168	1,153
Distributions Reinvested	716	6,772
Redemptions	(4,614)	(12,628)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,730)	(4,703)
Total Increase (Decrease) in Net Assets	2,249	(25,359)
Net Assets:
Beginning of Period	21,504	46,863
End of Period (Including Undistributed Net Investment Income of $345 and $712)	$23,753	$21,504
(1) Capital Share Transactions:
Shares Subscribed	165	115
Shares Issued on Distributions Reinvested	109	787
Shares Redeemed	(678)	(1,245)
Net Decrease in Shares Outstanding	(404)	(343)

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Financial Highlights

Value Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.69		$13.17	$14.87	$14.49	$14.88
Income (Loss) from Investment Operations
Net Investment Income#	0.12		0.21	0.25	0.26	0.25
Net Realized and Unrealized Gain (Loss) on Investments	1.88		(4.43)	(0.57)	1.96	0.38
Total from Investment Operations	2.00		(4.22)	(0.32)	2.22	0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.37)	(0.29)	(0.27)	(0.20)
Net Realized Gain	—		(1.89)	(1.09)	(1.57)	(0.82)
Total Distributions	(0.24)		(2.26)	(1.38)	(1.84)	(1.02)
Net Asset Value, End of Period	$8.45		$6.69	$13.17	$14.87	$14.49
Total Return ±	31.00	%*	(35.85)%	(3.07)%	16.89%	4.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,753		$21,504	$46,863	$70,091	$75,105
Ratio of Expenses to Average Net Assets(1)	0.85	%+	0.87%+	0.85%+	0.85%	0.85%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A		0.85%+	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.66	%+	2.15%+	1.69%+	1.83%	1.72%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	21%		19%	17%	23%	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.97	%+	1.04%+	0.91%+	0.93%	0.92%
Net Investment Income to Average Net Assets	1.54	%+	1.98%+	1.63%+	1.75%	1.65%

#                 Per share amount is based on average shares outstanding.

±                 Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*                 Performance was positively impacted by approximately 1.40% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return would have been approximately 29.60%.

+                 The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§                 Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

11

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.55%	0.50%	0.45%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $26,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$716	$—	$1,427	$5,345

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

12

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to paydown adjustments and return of capital from certain securities, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)			Accumulated Net Realized Gain (Loss) (000)			Paid-in Capital (000)
$	(—@	)	$	(—@	)	$	—@

@ Amount is less than $500.

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$349	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$24,009	$2,347	$(2,598)	$(251)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $8,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $6,927,000, of which, $2,422,000 will expire on December 31, 2016 and $4,505,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by less than $1,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$734	$5,352	$5,418	$1	$668

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,369,000 and $7,407,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred less than $500 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 96.6%.

J. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an

13

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolio would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolio during the first quarter of 2010.

14

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2010

15

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2009.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $1,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                               This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**                        The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***                 This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

†                                For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

18

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc. Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFVALANN

IU10-00406I-Y12/09

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Example (unaudited)

Small Company Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Class II	$1,000.00	$1,224.10	$1,018.90	$7.01	$6.36	1.25%

*

Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. Investments in small-to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 46.64%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against its benchmark, the Russell 2000® Growth Index (the “Index”) which returned 34.47%.

Factors Affecting Performance

•                  In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•                  Both stock selection and an overweight in consumer discretionary by far had the largest positive effect on relative performance. Within the sector, the specialty retail industry was the leading contributor.

•                  Both stock selection and an underweight in producer durables were also additive. Here, outperformance was driven by the industrial machinery industry.

•                  An underweight and stock selection in health care were advantageous to relative performance. Exposure to the medical equipment industry was especially beneficial.

•                  Conversely, stock selection in energy was the largest drag on relative performance, as natural gas producers underperformed the Index.

•                  An underweight in technology also detracted from relative performance, despite the benefit of stock selection in the sector. The main area of underperformance was in the computer technology industry.

•                  An overweight in financial services hampered relative performance, although stock selection did help. The financial data and systems industry lagged the most.

Management Strategies

•                  As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Russell 2000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Year	Since Inception(4)
Portfolio — Class II(3)	46.64%	2.57%	9.58%
Russell 2000® Growth Index	34.47	0.87	8.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Small Company Growth Portfolio

(3)	Commenced operations on April 30, 2003.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*                 Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Services	9.1%
Diversified Retail	8.3
Computer Services Software & Systems	7.9
Pharmaceuticals	5.0
Other**	69.0
Short-Term Investment	0.7
Total Investments	100.0%

**          Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Alternative Energy (1.0%)
Contango Oil & Gas Co. (a)	7,110	$334

Asset Management & Custodian (4.3%)
Capital Southwest Corp.	966	76
Climate Exchange plc (a)	4,557	47
Greenhill & Co., Inc.	16,488	1,323
		1,446
Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (a)	17,060	301

Casinos & Gambling (1.1%)
Lakes Entertainment, Inc. (a)	18,619	47
Universal Entertainment Corp. (a)	24,800	308
		355
Cement (3.9%)
Eagle Materials, Inc.	29,015	756
Texas Industries, Inc.	15,738	551
		1,307
Chemicals: Diversified (2.8%)
Intrepid Potash, Inc. (a)	13,889	405
Rockwood Holdings, Inc. (a)	23,092	544
		949
Commercial Services (9.1%)
Advisory Board Co. (The) (a)	23,796	730
Corporate Executive Board Co. (The)	8,941	204
CoStar Group, Inc. (a)	20,437	854
Information Services Group, Inc. (a)	50,574	160
MercadoLibre, Inc. (a)	13,429	696
New Oriental Education & Technology Group ADR (a)	5,201	393
		3,037
Communications Technology (1.7%)
GSI Commerce, Inc. (a)	22,317	567

Computer Services Software & Systems (7.9%)
Blackboard, Inc. (a)	10,488	476
comScore, Inc. (a)	11,406	200
Forrester Research, Inc. (a)	24,408	633
Longtop Financial Technologies Ltd. ADR (a)	11,257	417
NetSuite, Inc. (a)	8,885	142
OpenTable, Inc. (a)	17,510	446
Sina Corp. (a)	7,520	340
		2,654
Computer Technology (1.1%)
Palm, Inc. (a)	37,552	377

Consumer Lending (2.9%)
Interactive Data Corp.	10,555	267
Riskmetrics Group, Inc. (a)	44,519	708
		975
Diversified Financial Services (0.4%)
GLG Partners, Inc. (a)	37,608	121

Diversified Media (0.4%)
CKX, Inc. (a)	23,809	125

Diversified Retail (8.3%)
Blue Nile, Inc. (a)	22,890	1,449
Citi Trends, Inc. (a)	18,327	506
Ctrip.com International Ltd. ADR (a)	6,620	476
Dena Co., Ltd.	60	353
		2,784
Education Services (0.9%)
Ambassadors Group, Inc.	21,758	289

Electrical Components (1.2%)
Cogent Communications Group, Inc. (a)	42,105	415

Engineering & Contracting Services (1.5%)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	16,633	520

Entertainment (2.5%)
Vail Resorts, Inc. (a)	22,072	834

Financial Data & Systems (2.9%)
MSCI, Inc., Class A (a)	30,650	975

Health Care Services (3.1%)
athenahealth, Inc. (a)	22,774	1,030

Homebuilding (3.5%)
Brookfield Incorporacoes S.A.	110,142	488
Gafisa S.A. ADR	20,955	678
		1,166
Hotel/Motel (1.1%)
Gaylord Entertainment Co. (a)	8,542	169
Mandarin Oriental International Ltd.	133,100	195
		364
Insurance: Multi-Line (3.0%)
Greenlight Capital Re Ltd., Class A (a)	33,188	782
Pico Holdings, Inc. (a)	6,668	219
		1,001
Medical & Dental Instruments & Supplies (4.1%)
Techne Corp.	19,995	1,371

Metals & Minerals: Diversified (0.4%)
Lynas Corp., Ltd (a)	296,400	144

Oil: Crude Producers (2.7%)
Atlas Energy, Inc.	17,532	529
GMX Resources, Inc. (a)	27,513	378
		907
Pharmaceuticals (2.6%)
Gen-Probe, Inc. (a)	14,527	623
XenoPort, Inc. (a)	13,708	255
		878
Printing & Copying Services (2.1%)
VistaPrint NV (a)	12,541	711

Publishing (1.8%)
Morningstar, Inc. (a)	12,381	599

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

	Shares	Value (000)
Real Estate Investment Trusts (REIT) (0.3%)
Consolidated-Tomoka Land Co.	2,811	$98

Restaurants (4.7%)
BJ’s Restaurants, Inc. (a)	22,205	418
P.F. Chang’s China Bistro, Inc. (a)	30,185	1,144
		1,562
Semi-Conductors/Components (2.5%)
Tessera Technologies, Inc. (a)	36,101	840

Technology — Miscellaneous (1.1%)
iRobot Corp. (a)	14,980	264
Market Leader, Inc. (a)	22,404	47
Rediff.com India Ltd. ADR (a)	17,139	43
		354
Textiles: Apparel & Shoes (2.4%)
Lululemon Athletica, Inc. (a)	26,561	800

Transportation — Miscellaneous (0.4%)
Integrated Distribution Services Group Ltd.	102,000	148

Utilities: Electrical (4.3%)
Brookfield Infrastructure Partners LP	52,884	887
Prime Infrastructure Group (a)	153,459	568
		1,455
Total Common Stocks (Cost $33,793)		31,793

Preferred Stocks (4.3%)
Biotechnology (0.6%)
Pacific Biosciences of California, Inc. (Convertible) (a)(b)(c)	28,120	197

Diversified Financial Services (0.8%)
Ning, Inc. (Convertible) (a)(b)(c)	30,861	272

Pharmaceuticals (2.4%)
Ironwood Pharmaceutical, Inc. (Convertible) (a)(b)(c)	36,808	809

Telecommunication Services (0.5%)
Twitter, Inc. (a)(b)(c)	10,483	168
Total Preferred Stocks (Cost $815)		1,446

Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $231) (d)	230,976	231

Total Investments (99.9%) (Cost $34,839) (e)		33,470
Other Assets in Excess of Liabilities (0.1%)		25
Net Assets (100%)		$33,495

(a)	Non-income producing security.
(b)

At December 31, 2009, the Portfolio held approximately $1,446,000 of fair valued securities, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(c)	Security has been deemed illiquid at December 31, 2009.
(d)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $2,251,000 and 6.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$334	$—	$—	$334
Asset Management & Custodian	1,399	47	—	1,446
Biotechnology	301	—	—	301
Casinos & Gambling	47	308	—	355
Cement	1,307	—	—	1,307
Chemicals: Diversified	949	—	—	949
Commercial Services	3,037	—	—	3,037
Communications Technology	567	—	—	567
Computer Services Software & Systems	2,654	—	—	2,654
Computer Technology	377	—	—	377
Consumer Lending	975	—	—	975
Diversified Financial Services	121	—	—	121
Diversified Media	125	—	—	125
Diversified Retail	2,431	353	—	2,784
Education Services	289	—	—	289
Electrical Components	415	—	—	415
Engineering & Contracting Services	520	—	—	520
Entertainment	834	—	—	834
Financial Data & Systems	975	—	—	975
Health Care Services	1,030	—	—	1,030
Homebuilding	678	488	—	1,166
Hotel/Motel	169	195	—	364
Insurance: Multi-Line	1,001	—	—	1,001
Medical & Dental Instruments & Supplies	1,371	—	—	1,371
Metals & Minerals: Diversified	—	144	—	144
Oil: Crude Producers	907	—	—	907
Pharmaceuticals	878	—	—	878
Printing & Copying Services	711	—	—	711
Publishing	599	—	—	599

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont’d)
Common Stocks (cont’d)
Real Estate Investment Trusts (REIT)	$98	$—	$—	$98
Restaurants	1,562	—	—	1,562
Semi-Conductors/ Components	840	—	—	840
Technology — Miscellaneous	354	—	—	354
Textiles: Apparel & Shoes	800	—	—	800
Transportation — Miscellaneous	—	148	—	148
Utilities: Electrical	887	568	—	1,455
Total Common Stocks	29,542	2,251	—	31,793
Preferred Stocks
Biotechnology	—	—	197	197
Diversified Financial Services	—	—	272	272
Pharmaceuticals	—	—	809	809
Telecommunication Services	—	—	168	168
Total Preferred Stocks	—	—	1,446	1,446
Short-Term Investment
Investment Company	231	—	—	231
Total Assets	29,773	2,251	1,446	33,470
Total	$29,773	$2,251	$1,446	$33,470

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Preferred Stocks (000)
Balance as of 12/31/08	$753
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(55)
Net purchases (sales)	(230)
Net transfers in and/or out of Level 3	978
Balance as of 12/31/09	$1,446
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$525

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Small Company Growth Portfolio

Statement of Assets and Liabilities

December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $34,608)	$33,239
Investment in Security of Affiliated Issuer, at Value (Cost $231)	231
Total Investments in Securities, at Value (Cost $34,839)	33,470
Receivable for Investments Sold	104
Receivable for Portfolio Shares Sold	9
Dividends Receivable	3
Receivable from Affiliate	— @
Other Assets	1
Total Assets	33,587
Liabilities:
Investment Advisory Fees Payable	57
Payable for Portfolio Shares Redeemed	7
Administration Fees Payable	7
Distribution Fees — Class II Shares	2
Custodian Fees Payable	1
Other Liabilities	18
Total Liabilities	92
NET ASSETS	$33,495
Net Assets Consist of:
Paid-in Capital	$35,557
Accumulated Net Investment Loss	(1)
Accumulated Net Realized Loss	(692)
Unrealized Appreciation (Depreciation) on:
Investments	(1,369)
Foreign Currency Translations	— @
Net Assets	$33,495
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,512,743 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.33

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Small Company Growth Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$216
Dividends from Security of Affiliated Issuer	3
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	219
Expenses:
Investment Advisory Fees (Note B)	265
Distribution Fees — Class II Shares (Note D)	101
Administration Fees (Note C)	73
Professional Fees	26
Shareholder Reporting Fees	8
Custodian Fees (Note F)	8
Directors’ Fees and Expenses	1
Transfer Agency Fees (Note E)	— @
Other	9
Total Expenses	491
Distribution Fees — Class II Shares Waived (Note D)	(87)
Investment Advisory Fees Voluntarily Waived (Note B)	(44)
Rebate from Morgan Stanley Affiliates (Note I)	(1)
Expense Offset (Note F)	— @
Net Expenses	359
Net Investment Loss	(140)
Realized Gain (Loss) on:
Investments Sold	(432)
Foreign Currency Exchange Contracts	2
Foreign Currency Transactions	2
Net Realized Loss	(428)
Change in Unrealized Appreciation (Depreciation) on:
Investments	11,644
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	11,644
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	11,216
Net Increase in Net Assets Resulting from Operations	$11,076

@  Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Small Company Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(140)	$(88)
Net Realized Loss	(428)	(245)
Net Change in Unrealized Appreciation (Depreciation)	11,644	(18,866)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,076	(19,199)
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	—	(3,974)
Total Distributions	—	(3,974)
Capital Share Transactions:(1)
Class II:
Subscriptions	1,918	3,592
Distributions Reinvested	—	3,974
Redemptions	(5,980)	(9,083)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,062)	(1,517)
Total Increase (Decrease) in Net Assets	7,014	(24,690)
Net Assets:
Beginning of Period	26,481	51,171
End of Period (Including Accumulated Net Investment Loss of $(1) and $ —@)	$33,495	$26,481
(1) Capital Share Transactions:
Class II:
Shares Subscribed	177	278
Shares Issued on Distributions Reinvested	—	303
Shares Redeemed	(576)	(691)
Net Decrease in Class II Shares Outstanding	(399)	(110)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.09		$16.93	$17.94		$17.36	$15.48
Income (Loss) from Investment Operations
Net Investment Loss#	(0.05)		(0.03)	(0.10)		(0.14)	(0.03)
Net Realized and Unrealized Gain (Loss)	4.29		(6.38)	0.70		2.07	2.01
Total from Investment Operations	4.24		(6.41)	0.60		1.93	1.98
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.43)	(1.61)		(1.35)	(0.10)
Net Asset Value, End of Period	$13.33		$9.09	$16.93		$17.94	$17.36
Total Return ±	46.64%		(40.43)%	2.96%		11.84%	12.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,495		$26,481	$51,171		$58,336	$50,785
Ratio of Expenses to Average Net Assets(1)	1.25	%+	1.25%+	1.25	%+	1.25%	1.25%
Ratio of Net Investment Loss to Average Net Assets(1)	(0.49	)%+	(0.23)%+	(0.56	)%+	(0.80)%	(0.19)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	30%		38%	52%		68%	72%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.70	%+	1.70%+	1.63	%+	1.73%	1.81%
Net Investment Loss to Average Net Assets	(0.94	)%+	(0.68)%+	(0.94	)%+	(1.28)%	(0.75)%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Advisor determines that it would be consistent with prudent portfolio management to do so.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$2

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

3.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

4.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets and other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $44,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $87,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$—	$3,974

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating loss and partnership basis adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$139	$6	$(145)

At December 31, 2009, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$35,006	$5,028	$(6,564)	$(1,536)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010, for U.S. Federal income tax purposes, capital losses of approximately $4,000.

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $451,000, of which, $130,000 will expire on December 31, 2016 and $321,000 will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$1,858	$7,154	$8,781	$3	$231

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,315,000 and $11,060,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

impact on the Portfolio. The aggregate percentage of such owners was 93.9% for Class II shares.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 24, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2010

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $3,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Dechert LLP
One Tower Bridge	1095 Avenue of the Americas
100 Front Street, Suite 1100	New York, New York 10036
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFSCGANN
IU10-00444I-Y12/09

21

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Capital Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Expense Examples (unaudited)

Capital Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Capital Growth Class I	$1,000.00	$1,309.80	$1,020.92	$4.95	$4.33	0.85%
Capital Growth Class II	1,000.00	1,307.40	1,019.66	6.40	5.60	1.10

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (unaudited)

Capital Growth Portfolio

The Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 65.55%, net of fees, for Class I shares and 65.14%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 37.21%.

Factors Affecting Performance

•                 In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•                 Stock selection in consumer discretionary had the largest positive effect on relative performance, although an overweight there slightly detracted. Within the sector, outperformance was driven by the diversified retail industry.

•                 Stock selection in technology also produced relative gains, but was slightly offset by the negative impact of an underweight in the sector. The computer services software and systems industry led performance within the sector.

•                 Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the securities brokerage and services industry was the primary contributor.

•                 However, stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. The sole underperformer was in the building materials industry.

Management Strategies

•                 As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

Performance Compared to the Russell 1000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I(3)	65.55%	4.32%	-1.06%	5.44%
Russell 1000® Growth Index	37.21	1.63	-3.99	3.78
Portfolio — Class II(4)	65.14	4.06	—	6.60
Russell 1000® Growth Index	37.21	1.63	—	5.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)              The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)              Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)              Commenced operations on January 2, 1997.

(4)              Commenced operations on May 5, 2003.

(5)              For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Overview (cont’d)

Capital Growth Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Computer Services Software & Systems	19.8%
Consumer Lending	9.3
Diversified: Retail	8.2
Commercial Services	7.3
Computer Technology	6.9
Alternative Energy	5.2
Other*	40.8
Short-Term Investment	2.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
Air Transport (1.8%)
Expeditors International of Washington, Inc.	48,362	$1,680

Alternative Energy (5.2%)
Range Resources Corp.	24,422	1,218
Ultra Petroleum Corp. (a)	72,085	3,594
		4,812
Asset Management & Custodian (1.4%)
BlackRock, Inc.	5,535	1,285

Biotechnology (1.8%)
Illumina, Inc. (a)	53,874	1,651

Casinos & Gambling (3.8%)
Las Vegas Sands Corp. (a)	72,503	1,083
Wynn Resorts Ltd.	42,238	2,460
		3,543
Cement (2.2%)
Cemex S.A.B. de C.V. ADR (a)	74,369	879
Martin Marietta Materials, Inc.	13,146	1,175
		2,054
Chemicals: Diversified (4.3%)
Monsanto Co.	48,584	3,972

Commercial Finance & Mortgage Companies (2.1%)
BM&F Bovespa S.A.	281,159	1,954

Commercial Services (7.3%)
China Merchants Holdings (International) Co., Ltd.	337,338	1,087
Corporate Executive Board Co. (The)	23,829	544
eBay, Inc. (a)	60,164	1,416
Leucadia National Corp. (a)	82,089	1,953
Monster Worldwide, Inc. (a)	29,623	515
SGS S.A. (Registered)	944	1,229
		6,744
Communications Technology (4.8%)
America Movil S.A.B. de C.V., Class L ADR	30,067	1,412
Cisco Systems, Inc. (a)	53,716	1,286
Research In Motion Ltd. (a)	25,599	1,729
		4,427
Computer Services Software & Systems (19.9%)
Adobe Systems, Inc. (a)	36,807	1,354
Baidu, Inc. ADR (a)	5,204	2,140
Google, Inc., Class A (a)	11,141	6,907
Salesforce.com, Inc. (a)	31,646	2,335
Tencent Holdings Ltd.	178,500	3,847
Visa, Inc., Class A	12,352	1,080
VMware, Inc., Class A (a)	17,192	729
		18,392
Computer Technology (7.0%)
Apple, Inc. (a)	30,542	6,440

Consumer Lending (9.3%)
American Express Co.	49,125	1,991
Berkshire Hathaway, Inc., Class B (a)	494	1,623
Mastercard, Inc., Class A	11,404	2,919
Redecard S.A.	124,950	2,059
		8,592
Diversified Financial Services (1.8%)
CME Group, Inc.	5,086	1,709

Diversified: Retail (8.2%)
Amazon.com, Inc. (a)	49,918	6,715
Sears Holdings Corp. (a)	10,538	879
		7,594
Insurance: Multi-Line (1.5%)
Loews Corp.	37,543	1,365

Media (0.8%)
McGraw-Hill Cos., Inc. (The)	22,080	740

Medical Equipment (1.4%)
Intuitive Surgical, Inc. (a)	4,441	1,347

Pharmaceuticals (1.8%)
Allergan, Inc.	19,487	1,228
Gen-Probe, Inc. (a)	10,946	469
		1,697
Real Estate Investment Trusts (REIT) (3.5%)
Brookfield Asset Management, Inc., Class A	144,883	3,213

Restaurants (1.6%)
Starbucks Corp. (a)	64,288	1,482

Securities Brokerage & Services (1.5%)
Charles Schwab Corp. (The)	73,445	1,382

Semi-Conductors/Components (0.5%)
First Solar, Inc. (a)	3,808	516

Shipping (1.4%)
C.H. Robinson Worldwide, Inc.	21,525	1,264

Wholesale & International Trade (2.7%)
Li & Fung Ltd.	602,000	2,478
Total Common Stocks (Cost $80,153)		90,333

Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $2,313) (b)	2,312,765	2,313
Total Investments (100.1%) (Cost $82,466) (c)		92,646
Liabilities in Excess of Other Assets (-0.1%)		(128)
Net Assets (100%)		$92,518

(a)	Non-income producing security.
(b)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $12,654,000 and 13.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Portfolio of Investments (cont’d)

Capital Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-4 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$1,680	$—	$—	$1,680
Alternative Energy	4,812	—	—	4,812
Asset Management & Custodian	1,285	—	—	1,285
Biotechnology	1,651	—	—	1,651
Casinos & Gambling	3,543	—	—	3,543
Cement	2,054	—	—	2,054
Chemicals: Diversified	3,972	—	—	3,972
Commercial Finance & Mortgage Companies	—	1,954	—	1,954
Commercial Services	4,428	2,316	—	6,744
Communications Technology	4,427	—	—	4,427
Computer Services Software & Systems	14,545	3,847	—	18,392
Computer Technology	6,440	—	—	6,440
Consumer Lending	6,533	2,059	—	8,592
Diversified Financial Services	1,709	—	—	1,709
Diversified: Retail	7,594	—	—	7,594
Insurance: Multi-Line	1,365	—	—	1,365
Media	740	—	—	740
Medical Equipment	1,347	—	—	1,347
Pharmaceuticals	1,697	—	—	1,697
Real Estate Investment Trusts (REIT)	3,213	—	—	3,213
Restaurants	1,482	—	—	1,482
Securities Brokerage & Services	1,382	—	—	1,382
Semi-Conductors/ Components	516	—	—	516
Shipping	1,264	—	—	1,264
Wholesale & International Trade	—	2,478	—	2,478
Total Common Stocks	77,679	12,654	—	90,333
Short-Term Investment
Investment Company	2,313	—	—	2,313
Total Assets	79,992	12,654	—	92,646
Total	$79,992	$12,654	$—	$92,646

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	3
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(3)
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating toassets and liabilities still held at Level 3 at 12/31/09.	$—

†  Includes a security which was valued at zero.

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Capital Growth Portfolio

Statement of Assets and Liabilities

	December 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $80,153)	$90,333
Investment in Security of Affiliated Issuer, at Value (Cost $2,313)	2,313
Total Investments in Securities, at Value (Cost $82,466)	92,646
Receivable for Portfolio Shares Sold	15
Dividends Receivable	10
Receivable from Affiliate	1
Foreign Currency, at Value (Cost $ — @)	—	@
Other Assets	2
Total Assets	92,674
Liabilities:
Investment Advisory Fees Payable	69
Payable for Portfolio Shares Redeemed	22
Administration Fees Payable	20
Distribution Fees — Class II Shares	6
Custodian Fees Payable	2
Directors’ Fees and Expenses Payable	2
Other Liabilities	35
Total Liabilities	156
NET ASSETS	$92,518
Net Assets Consist of:
Paid-in Capital	$99,160
Undistributed Net Investment Income	74
Accumulated Net Realized Loss	(16,896)
Unrealized Appreciation (Depreciation) on:
Investments	10,180
Foreign Currency Translations	—	@
Net Assets	$92,518
CLASS I:
Net Assets	$64,501
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,823,508 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.87
CLASS II:
Net Assets	$28,017
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,684,418 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$16.63

@  Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Capital Growth Portfolio

Statement of Operations

Year Ended December 31, 2009 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $12 Foreign Taxes Withheld)	$744
Dividends from Security of Affiliated Issuer	6
Total Investment Income	750
Expenses:
Investment Advisory Fees (Note B)	369
Administration Fees (Note C)	185
Distribution Fees — Class II Shares (Note D)	64
Shareholder Reporting Fees	60
Professional Fees	32
Custodian Fees (Note F)	12
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other	9
Total Expenses	735
Investment Advisory Fees Voluntarily Waived (Note B)	(43)
Distribution Fees — Class II Shares Waived (Note D)	(18)
Rebate from Morgan Stanley Affiliates (Note I)	(3)
Expense Offset (Note F)	— @
Net Expenses	671
Net Investment Income	79
Realized Gain (Loss) on:
Investments Sold	17
Foreign Currency Exchange Contracts	4
Foreign Currency Transactions	(5)
Net Realized Gain	16
Change in Unrealized Appreciation (Depreciation) on:
Investments	36,492
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	36,492
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	36,508
Net Increase in Net Assets Resulting from Operations	$36,587

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Capital Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$79	$(12)
Net Realized Gain	16	1,182
Net Change in Unrealized Appreciation (Depreciation)	36,492	(65,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,587	(64,109)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(167)
Total Distributions	—	(167)
Capital Share Transactions:(1)
Class I:
Subscriptions	1,862	5,595
Distributions Reinvested	—	167
Redemptions	(13,153)	(32,528)
Class II:
Subscriptions	12,331	5,649
Redemptions	(5,444)	(7,389)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,404)	(28,506)
Total Increase (Decrease) in Net Assets	32,183	(92,782)
Net Assets:
Beginning of Period	60,335	153,117
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $74 and $(4))	$92,518	$60,335
(1) Capital Share Transactions:
Class I:
Shares Subscribed	145	371
Shares Issued on Distributions Reinvested	—	9
Shares Redeemed	(1,027)	(1,969)
Net Decrease in Class I Shares Outstanding	(882)	(1,589)
Class II:
Shares Subscribed	865	375
Shares Redeemed	(413)	(483)
Net Increase (Decrease) in Class II Shares Outstanding	452	(108)

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$10.19		$20.09		$16.48		$15.83	$13.75
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.02		0.01		0.05		(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss)	6.66		(9.88)		3.56		0.68	2.16
Total from Investment Operations	6.68		(9.87)		3.61		0.65	2.15
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		—		—	(0.07)
Net Asset Value, End of Period	$16.87		$10.19		$20.09		$16.48	$15.83
Total Return ±	65.55	%*	(49.19)%		21.91%		4.11%	15.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,501		$47,933		$126,476		$124,941	$141,764
Ratio of Expenses to Average Net Assets(1)	0.85	%+	0.85	%+	0.82	%+	0.84%	0.83%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.16	%+	0.03	%+	0.30	%+	(0.21)%	(0.09)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	19%		42%		55%		63%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.90	%+	0.85	%+	N/A		N/A	N/A
Net Investment Income to Average Net Assets	0.11	%+	0.03	%+	N/A		N/A	N/A

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*

Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 65.36%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Financial Highlights

Capital Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$10.07		$19.88		$16.34		$15.74	$13.68
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.01)		(0.03)		0.01		(0.07)	(0.05)
Net Realized and Unrealized Gain (Loss)	6.57		(9.78)		3.53		0.67	2.16
Total from Investment Operations	6.56		(9.81)		3.54		0.60	2.11
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—	(0.05)
Net Asset Value, End of Period	$16.63		$10.07		$19.88		$16.34	$15.74
Total Return ±	65.14	%*	(49.35)%		21.66%		3.81%	15.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,017		$12,402		$26,641		$24,626	$24,838
Ratio of Expenses to Average Net Assets(1)	1.10	%+	1.10	%+	1.07	%+	1.09%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.07	)%+	(0.20	)%+	0.05	%+	(0.45)%	(0.33)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	19%		42%		55%		63%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.25	%+	1.20	%+	1.17	%+	1.19%	1.18%
Net Investment Loss to Average Net Assets	(0.22	)%+	(0.30	)%+	(0.05	)%+	(0.55)%	(0.43)%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

*

Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 64.95%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Capital Growth Portfolio (formerly, Equity Growth Portfolio). The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains

11

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

(losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2009, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Derivatives: The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio may use and their associated risks:

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Portfolio’s currency risks involves the risk of mismatching the Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value

12

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

The Portfolio adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio’s financial position and results of operations.

The following tables sets forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)

Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency	Foreign Currency
Contracts Risk	Exchange Contracts	$4

All open derivative positions at period end are reflected on the Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Portfolio is generally representative of open positions throughout the reporting period.

4.             Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

5.             Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding

13

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2009, this waiver amounted to approximately $43,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2009, this waiver amounted to approximately $18,000.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 was as follows:

2009 Distributions Paid From:		2008 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$167	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from

14

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Notes to Financial Statements (cont’d)

U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustment for return of capital sold, resulted in the following reclassifications among the components of net assets at December 31, 2009:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(1)	$19	$(18)

At December 31, 2009, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$78	$—

At December 31, 2009, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$83,141	$20,995	$(11,490)	$9,505

At December 31, 2009, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $15,932,000, of which, $9,012,000 will expire on December 31, 2010, $6,918,000 will expire on December 31, 2011 and $2,000 will expire on December 31, 2017.

Additionally, approximately $182,000 of capital loss carryforward has been brought forward as a result of the Portfolio’s merger with the LSA Capital Growth Fund. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire on December 31, 2010.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio’s investment in the Liquidity Funds.

A summary of the Portfolio’s transactions in shares of the Liquidity Funds during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$2,279	$16,821	$16,787	$6	$2,313

For the year ended December 31, 2009, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,581,000 and $17,947,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

During the year ended December 31, 2009, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other (unaudited): At December 31, 2009, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 83.4% and 84.7%, for Class I and Class II shares, respectively.

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements through February 19, 2010.

On January 8, 2010, the Directors of the Portfolio approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

15

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Capital Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio” ) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

16

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2009.

The Portfolio may designate up to a maximum of $5,000 as qualifying as interest-related dividends.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

***	This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2009

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling toll free 1-(800)-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the SEC’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling toll free 1-800-281-2715. This information is also available on the SEC’s website at www.sec.gov.

UIFEGANN
IU10-00407I-Y12/09

21

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$332,900		N/A

Non-Audit Fees
Audit-Related Fees	—		—
Tax Fees	$55,120	(3)	$109,924	(4)
All Other Fees	—		$208,088	(5)
Total Non-Audit Fees	$55,120		$318,012

Total	$388,020		$318,012

2008

	Registrant		Covered Entities(1)
Audit Fees	$332,900		N/A

Non-Audit Fees
Audit-Related Fees	—		$742,276	(2)
Tax Fees	$55,120	(3)	$99,522	(4)
All Other Fees	—		$246,887	(5)
Total Non-Audit Fees	$55,120		$1,088,685

Total	$388,020		$1,088,685

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Universal Institutional Funds, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date: February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 18, 2010

By:	/s/ James Garrett
Name:	James Garrett
Title:	Principal Financial Officer
Date:	February 18, 2010